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As filed with the Securities and Exchange Commission on April 13, 2006

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Registration No. 333-113442/811-8878

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.	( )

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POST-EFFECTIVE AMENDMENT NO.	2	(X)

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and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940

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Amendment No. 15	(X)

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(Check appropriate box or boxes)

TFLIC SERIES LIFE ACCOUNT
(Exact Name of Registrant)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
(Name of Depositor)
4 Manhattanville Road
Purchase, New York 10577
(Address of Depositor's Principal Executive Offices) (Zip Code)
Depositor's Telephone Number, including Area Code:
(727) 299-1531

Robert F. Colby, Esq.
Vice President, Assistant Secretary and Counsel
Transamerica Financial Life Insurance Company
P.O. Box 9054
Clearwater, FL 33758-9054
(Name and Address of Agent for Service)

Copy to:

Mary Jane Wilson-Bilik, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)

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X on	May 1, 2006	, pursuant to paragraph (b)

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60 days after filing pursuant to paragraph (a)(1)
on	(date)	, pursuant to paragraph (a)(1)

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

P R O S P E C T U S

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May 1, 2006

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TFLIC FREEDOM ELITE BUILDER IISM

issued through

TFLIC Series Life Account

by

Transamerica Financial Life Insurance Company

Administrative Office

P.O. Box 5068

Clearwater, Florida 33758-5068

1-800-322-7353

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(727) 299-1531

Mailing Address

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499

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Please send all premium payments, loan repayments, correspondence and notices to

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the mailing address only.

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Home Office:

4 Manhattanville Road

Purchase, New York 10577

AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

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This prospectus describes the TFLIC Freedom Elite Builder IISM, a flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the TFLIC Series Life Account, which invests through its subaccounts in portfolios of the AEGON/Transamerica Series Trust – Initial Class (the “Series Fund”), the Fidelity Variable Insurance Products Fund – Service Class 2 (“Fidelity VIP Fund”) and the ProFunds Trust (“ProFunds VP”) (collectively, the “funds”).

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The portfolios of the Series Fund available to you under the Policy are:

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☐	AEGON Bond	☐	Munder Net50
☐	Asset Allocation – Conservative Portfolio	☐	PIMCO Total Return
☐	Asset Allocation – Growth Portfolio	☐	Salomon All Cap
☐	Asset Allocation – Moderate Growth Portfolio	☐	Templeton Great Companies Global
☐	Asset Allocation – Moderate Portfolio	☐	Third Avenue Value
☐	Capital Guardian Value	☐	Transamerica Balanced
☐	Clarion Global Real Estate Securities	☐	Transamerica Convertible Securities
☐	Federated Growth & Income	☐	Transamerica Equity
☐	Great Companies – AmericaSM	☐	Transamerica Growth Opportunities
☐	Great Companies – TechnologySM	☐	Transamerica Money Market
☐	International Moderate Growth Fund	☐	Transamerica Small/Mid Cap Value
☐	Janus Growth	☐	Transamerica U.S. Government Securities
☐	J.P. Morgan Enhanced Index	☐	Transamerica Value Balanced
☐	J.P. Morgan Mid Cap Value*	☐	T. Rowe Price Equity Income
☐	Marsico Growth	☐	T. Rowe Price Small Cap
☐	Mercury Large Cap Value	☐	Van Kampen Mid-Cap Growth
☐	MFS High Yield

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* This portfolio no longer accepts new investments from current or prospective investors.

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The portfolio of the Fidelity VIP Fund available to you under the Policy is:

☐	Fidelity VIP Index 500 Portfolio

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The portfolios of the ProFunds VP available to you under the Policy are:

☐	ProFund VP Bull***	☐	ProFund VP Short Small-Cap***
☐	ProFund VP OTC***	☐	ProFund VP Small-Cap***
☐	ProFund VP Money Market***

*** This portfolio will be available on or about June 12, 2006. The ProFunds VP portfolios permit frequent transfers. Investors in the ProFunds VP portfolios may bear the additional costs and investment risks of frequent transfers. See “Disruptive Trading and Market Timing” in this prospectus.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.

Prospectuses for the portfolios of the funds must accompany the prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

_________________________

  Effective on or about July 31, 2006, this will be our mailing address. See the Glossary in this prospectus for specific definitions of these offices.

Table of Contents

Policy Benefits/Risks Summary	1
Policy Benefits	1
The Policy in General	1
Flexible Premiums	1
Variable Death Benefit	1
No Lapse Period Guarantee	2

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Cash Value	3

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Transfers	3
Loans	3
Cash Withdrawals and Surrenders	3
Tax Benefits	4
Policy Risks	4
Risk of an Increase in Current Fees and Expenses	4
Investment Risks	4
Risk of Lapse	4
Tax Risks (Income Tax and MEC)	5
Loan Risks	5

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Portfolio Risks	6

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Fee Tables	6
Range of Expenses for the Portfolios	12
Transamerica, The Separate Account, the Fixed Account and the Portfolios	13
Transamerica	13
The Separate Account	13
The Fixed Account	14
The Portfolios	14

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Selection of Underlying Portfolios	19

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Addition, Deletion, or Substitution of Portfolios	19
Your Right to Vote Portfolio Shares	19

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Charges and Deductions	20

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Premium Expense Charge	20
Monthly Deduction	21
Mortality and Expense Risk Charge	23

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Surrender Charge	24

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Transfer Charge	25

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Loan Interest Spread	25
Cash Withdrawal Charge	26
Taxes	26
Rider Charges	26

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Portfolio Expenses	26
Revenue We Receive	26

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The Policy	28
Ownership Rights	28

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Modifying the Policy	28
Purchasing a Policy	28
Tax-Free "Section 1035" Exchanges	29
When Insurance Coverage Takes Effect	29

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Backdating a Policy	31

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	Policy Changes After Age 100	31
Policy Features	31
Premiums	31
	Allocating Premiums	31

This Policy is available only in the State of New York.

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Premium Flexibility	32
Planned Periodic Payments	32
Minimum Monthly Guarantee Premium	32
Premium Limitations	33
Making Premium Payments	33
Transfers	33
General	33
Disruptive Trading and Market Timing	34
Fixed Account Transfers	37

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Conversion Rights	38
Extended Term Insurance Benefit	38

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Dollar Cost Averaging	38
Asset Rebalancing Program	39

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Third Party Asset Allocation Services	40

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Policy Values	40
Cash Value	40
Net Surrender Value	40
Subaccount Value	40

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Subaccount Unit Value	41

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Fixed Account Value	41

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Death Benefit	42
Death Benefit Proceeds	42

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Death Benefit	42
Death Benefit After Age 100	46
Effect of Cash Withdrawals on the Death Benefit	46
Effect of Inflation Fighter Rider Level Premium on the Death Benefit	46
Choosing Death Benefit Options	46
Changing the Death Benefit Option	46

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Increasing/Decreasing the Specified Amount	46

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Payment Options	48
Surrenders and Cash Withdrawals	48
Surrenders	48

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Cash Withdrawals	48
Canceling a Policy	49
Loans	49
General	49
Interest Rate Charged	50
Loan Reserve Account Interest Rate Credited	50

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Effect of Policy Loans	51
Policy Lapse and Reinstatement	51
Lapse	51

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No Lapse Period Guarantee	51
Reinstatement	52

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Federal Income Tax Considerations	53
Tax Status of the Policy	53
Tax Treatment of Policy Benefits	53

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Other Policy Information	55
Payments We Make	55

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Split Dollar Arrangements	56

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Policy Termination	56

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Supplemental Benefits (Riders)	57
Children's Insurance Rider	57

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Accidental Death Benefit Rider	57
Other Insured Rider	57
Disability Waiver of Monthly Deductions Rider	58

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Disability Waiver of Premium Rider	59

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Primary Insured Rider Plus ("PIR Plus")	59
Terminal Illness Accelerated Death Benefit Rider	60
Inflation Fighter Rider Level Premium	61
Additional Information	63
Sale of the Policies	63
Legal Proceedings	64
Financial Statements	64
Performance Data	65
Rates of Return	65
Net Investment Return of the Separate Account	67
Table of Contents of the Statement of Additional Information	69
Glossary	70

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Appendix A – Surrender Charge Per Thousand of Specified Amount Layer (Based on the gender

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and rate class of the insured)	73

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Appendix B – Inflation Fighter Rider Level Premium Surrender Charge and Monthly Per Unit

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Charge Tables	75
Appendix C – Illustrations	77
Prospectus Back Cover	80
Personalized Illustrations of Policy Benefits	80
Inquiries	80

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iii

Policy Benefits/Risks Summary	TFLIC Freedom Elite Builder IISM

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•

The TFLIC Freedom Elite Builder IISM is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•

The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first 10 Policy years and for 10 years from the date of any increase in specified amount.

•

Fixed Account. You may place money in the fixed account where it earns at least 2% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account.

•

Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•

Supplemental Benefits (Riders). Supplemental riders, such as the Inflation Fighter Rider Level Premium, are available under the Policy. Depending upon the rider(s) you add, we deduct charges for certain of these riders from cash value as part of the monthly deduction.

Flexible Premiums

•

You select a premium payment plan but the plan is flexible – you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits. Premium payments must be at least $50.

•

You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium. Under certain circumstances, extra premiums may be required to prevent lapse.

•

Once we deliver your Policy, the free-look period begins. You may return the Policy during this period and receive a refund. We will place your initial net premium(s) in the reallocation account until the reallocation date as shown on your Policy schedule page.

Variable Death Benefit

•

If the insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies), subject to applicable law and the forms of the Policy. The amount of the death benefit depends on the specified amount of insurance you select, the death benefit option you chose, and any additional insurance provided by riders you purchase.

•	Choice Among Death Benefit Options. You must choose one of three death benefit options. We offer the following:
•	Option A is the greatest of:
>	the current specified amount, or
>	the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever has been selected: or
>	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

• Option B is the greatest of:
>	the current specified amount, plus the Policy's cash value on the date of the insured's death; or
>	the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever has been selected; or
>	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
• Option C is the greatest of:
>	the amount payable under Option A, or
>	the current specified amount, multiplied by an age-based “factor,” plus the Policy’s cash value on the date of the insured’s death, or
>	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

We will reduce the death benefit proceeds by any outstanding loan amount, including accrued interest, and any due and unpaid charges.

The Policy allows you to choose between two federal income tax compliance tests for life insurance policies: the guideline premium test and the cash value accumulation test. You can use either tax compliance test with any one of the three death benefit options. Your election may affect the amount of the death benefit and the monthly deduction. You may not change tests.

There are two main differences between the two tests. First, the guideline premium tax test limits the amount of premium payments you may make to your Policy. There are no legal limits on the amount of premium payments under the cash value accumulation tax test, although we may apply our own limits. Second, the factors that determine the minimum death benefit under the guideline premium test are different from those under the cash value accumulation test. You should consult a tax advisor when choosing the tax test.

We offer three (3) bands of specified amount coverage under this Policy. Each band has its own cost of insurance rates. In general, the greater the specified amount band of your Policy, the lower the cost of insurance rates.

•	Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.
•

Change in Death Benefit Option and Specified Amount. You may increase the specified amount once a year on any Monthiversary, or you may change the death benefit option and decrease the specified amount once a year after the third Policy year. You cannot increase the specified amount in the same year that you decrease the specified amount. Until the later of the end of the surrender charge period or the Policy anniversary on or following the insured’s 65th birthday, we may limit the amount of any decrease to no more than 20% of the current specified amount. The new specified amount cannot be less than the minimum specified amount as shown in your Policy. You may increase the specified amount on any Monthiversary before the insured’s 86th birthday. After the third Policy year, you may change the death benefit option once each Policy year on any Monthiversary before the insured reaches attained age 95.

No Lapse Period Guarantee

•

We guarantee that your Policy will not lapse until the no lapse date shown on your Policy schedule page, so long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount and minus any accrued loan interest) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date up to and including the current month. If you take a cash withdrawal or a loan, or if you increase or decrease your specified amount, if you change the death benefit option, or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect.

•

If you select the Inflation Fighter Rider Level Premium, we will not recalculate your minimum monthly guarantee premium with each scheduled increase in specified amount generated by the rider. A Policy with the rider initially has higher minimum monthly guarantee premiums than a Base Policy, but those premiums do not increase annually.

Cash Value

•

Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s) and accrued loan interest.

•	The Policy will not lapse during the no lapse period so long as you have paid sufficient premiums.

Transfers

•	You can transfer cash value among the subaccounts and the fixed account. You currently may make transfers in writing, by telephone or by fax.
•	We may charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.
•	Dollar cost averaging and asset rebalancing programs are available.
•

The Policy allows a transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred in the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•

Unless otherwise required by state law, we may restrict transfers into the fixed account if the fixed account value, excluding amounts in the loan reserve, after the transfer has been made would exceed $250,000.

•

Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of the transfer charge.

•

We may impose restrictions on, or even eliminate, the transfer privilege. For a discussion of our policy with regard to market timing and the costs and risks to you that can result from programmed, large, frequent, or short-term transfers, see our Statement of Policy on Disruptive Trading and Market Timing.

•

You may not use any form of expedited transfer if you make transfers between any ProFunds VP subaccount and any Series Fund or Fidelity VIP Fund subaccount. These transfers will be processed only if you send us a written request through standard United States Postal Service First Class mail delivery, with an original signature authorizing each transfer.

Loans

•

After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the net surrender value. We may permit a loan before the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

•

To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit 2.00% interest annually on amounts in the loan reserve account.

•

Before the 11th Policy year, we currently charge 2.75% interest annually, payable in arrears, on any outstanding loan amount. This charge is guaranteed not to exceed 3.00%. Interest not paid when due is added to the amount of the loan to be repaid.

•

After the 10th Policy year, we will apply a preferred loan charge rate on an amount equal to the cash value minus total premiums paid (reduced by any cash withdrawals), minus any outstanding loan amount and minus any accrued loan interest. We currently charge 2.00% interest on preferred loans. This charge is guaranteed not to exceed 2.25%. After attained age 100, all loans, new and existing, are considered preferred loans.

•	Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequence of loans with preferred rates is uncertain and there may be adverse tax consequences.

Cash Withdrawals and Surrenders

•	You may take one withdrawal of cash value per Policy year after the first Policy year. The amount of the withdrawal may be limited to:
	>	at least $500; and
	>	no more than 10% of the net surrender value.
	>	after the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.
•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.

•

A cash withdrawal will reduce the cash value by at least the amount of the withdrawal. If the death benefit on your Policy is Option A, or if your death benefit is Option C and the insured’s attained age is 71 or older, then we will reduce the specified amount by the amount of cash withdrawal.

•

You may fully surrender the Policy at any time before the insured’s death. Life insurance coverage will end. You will receive the net surrender value. The surrender charge will apply to the Policy during the first 10 Policy years and during the first 10 years after each increase in specified amount. The surrender charge may be significant. You may receive little or no net surrender value if you surrender your Policy in the early Policy years.

•

If you have the Inflation Fighter Rider Level Premium, any withdrawal or requested decrease in specified amount of the Policy will cause the rider to terminate and annual scheduled specified amount increases to stop.

•

A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse period guarantee will not remain in effect.

•	Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

Tax Benefits

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We intend the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. In addition, if your Policy is a Modified Endowment Contract (“MEC”), you should not be taxable on any gains included in cash value until you take a withdrawal or a Policy loan, or assign, pledge, or surrender the Policy. Moreover, transfers between the subaccounts are not taxable transactions. If your Policy is not a MEC, you should not be deemed to be in receipt of any taxable gains included in cash value until withdrawals or surrenders exceed your tax basis in the Policy, or other distributions are made as described in the Federal Income Tax Considerations section in this prospectus.

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Policy Risks

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2%.

Risk of Lapse

If your Policy fails to meet certain conditions, we will notify you that the Policy has entered a 61-day grace period and will lapse without value unless you make a sufficient payment during the grace period.

Your Policy contains a no lapse period. Your Policy will not lapse before the no lapse date stated in your Policy, as long as you pay sufficient minimum guarantee premiums. The no lapse period guarantee will not be effective if you do not pay sufficient minimum monthly guarantee premiums.

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If you take a cash withdrawal or Policy loan, if you increase or decrease the specified amount, or if you add, terminate, increase or decrease a rider, we will adjust the minimum monthly guarantee premium accordingly and notify you of the new amount. If the new amount is higher than it was before and you do not make any necessary higher premium payments, you will increase the risk of losing the no lapse period guarantee. We deduct the total amount of your withdrawals, any outstanding loan amount, including accrued loan interest from your premiums paid when we determine whether your premium payments are high enough to keep the no lapse period guarantee in effect.

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You will lessen the risk of lapse of your Policy if you keep the no lapse guarantee in effect. Before you take a cash withdrawal, loan, increase or decrease the specified amount or add, terminate, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

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After the no lapse period, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value minus the surrender charge, and minus any outstanding loan amount and accrued loan interest) is not enough to pay the monthly deduction due.

A Policy lapse may have adverse tax consequences.

You may reinstate this Policy within five years after it has lapsed, if the insured meets the insurability requirements and you pay the amount we require.

Tax Risks (Income Tax and MEC)

We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax.

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Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders, assignments, pledges and loans will be taxable as ordinary income to the extent there are untaxed earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, pledges and loans taken before you reach age 59 ½. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax as ordinary income to the extent of your basis in the Policy. Amounts in excess of your basis in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. Also, if your Policy is not a MEC, loans, assignments and pledges are not taxable when made. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

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Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed interest rate of 2.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

We also currently charge interest on Policy loans at a rate of 2.75%, payable in arrears. This charge will not exceed 3.0%. Interest is added to the amount of the loan to be repaid.

A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period guarantee will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value and the no lapse period guarantee is no longer in effect, then the Policy will lapse. Assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a qualified tax advisor about the tax risks inherent in such a strategy before purchasing the Policy.

If the Policy lapses or is surrendered while a loan is outstanding, you will realize taxable income equal to the lesser of the gain in the Policy or the sum of the excess of the loan balance (including accrued interest) and any cash received on surrender over your basis in the Policy. If the Policy is a MEC or becomes a MEC within two years of taking a loan, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

If the Policy lapses or terminates due to volatility in the investment performance of the underlying portfolios or another reason, you may incur tax consequences at an unexpected time.

You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below. These charges may not be representative of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Premium Expense Charge	Upon payment of each premium	• First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% on Policy with a specified amount from $250,000 - $499,999	• First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% on Policy with a specified amount from $250,000 - $499,999
		• Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999	• Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999
		• Never a charge on Policy with a specified amount of $500,000 or more	• Never a charge on Policy with a specified amount of $500,000 or more
Cash Withdrawal Charge[1]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

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1 When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service. You can obtain further information about these charges by contacting our administrative office.

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Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Surrender Charge[2]

Upon full surrender of the Policy during the first 10 Policy years or during the first 10 years from the date of any increase in the specified amount (whether requested or an increase generated by the Inflation Fighter Rider Level Premium)

• Minimum Charge[3]		$10.75 per $1,000 of specified amount during the first Policy year	$10.75 per $1,000 of specified amount during the first Policy year
• Maximum Charge[4]		$60.00 per $1,000 of specified amount during the first Policy year	$60.00 per $1,000 of specified amount during the first Policy year
• Initial charge for a female insured, issue age 24, in the preferred-elite non-tobacco use class		$13.55 per $1,000 of specified amount during the first Policy year	$13.55 per $1,000 of specified amount during the first Policy year
Transfer Charge[5]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Terminal Illness Accelerated Death Benefit Rider	When rider is exercised	Discount Factor[6]	Discount Factor[6]

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2 The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount. The amount of the surrender charge generally declines over time. Each increase in specified amount will have its own 10 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase. The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount in that layer multiplied by the surrender charge factor. The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 10th Policy year after the Policy date (or date of any specified amount increase). The surrender charge shown in the table is rounded up. The charges shown in the table may not be typical of the charges you will pay. More detailed information about the surrender charges applicable to you is available from your agent.

3 This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.

4 This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

5 The first 12 transfers per Policy year are free.

6 We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

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Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$12.00 per month	$8.00 per month for first 10 Policy years
$4.00 per month for Policy year 11+
Cost of Insurance [7] (without Extra Ratings)[8]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
• Minimum Charge		$0.06 per $1,000 of net amount at risk per month[9]	$0.02 per $1,000 of net amount at risk per month[10]
• Maximum Charge[11]		$83.33 per $1,000 of net amount at risk per month[9]	$42.42 per $1,000 of net amount at risk per month[9]
• Initial charge for a female insured, issue age 24, in the preferred elite non-tobacco use class, band 2		$0.09 per $1,000 of net amount at risk per month	$0.07 per $1,000 of net amount at risk per month

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7 Cost of insurance rates are based on the insured’s issue age, gender, underwriting class, specified amount, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (face amounts $250,000 - $499,999) generally has lower cost of insurance rates than those of band 1 (specified amounts less than $250,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

8 We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.

9 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.

10 This minimum charge is based on an insured with the following characteristics: female, age 18 at issue, preferred elite non-tobacco class, with an initial face amount of $500,000 or higher (Band 3) and in the 13th Policy year. This minimum charge may also apply to insureds with other characteristics.

11 This maximum charge is based on an insured with the following characteristics: male, age 35 at issue, standard tobacco class, with an initial face amount of less than $250,000 (Band 1) and in the 65th Policy year. This maximum charge may also apply to insureds with other characteristics.

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Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Monthly Per Unit Charge[12]	Monthly, for up to 10 years on and after the Policy date, and on any increase in specified amount
• Minimum Charge[13]		$0.05 per $1,000 of specified amount per month	$0.05 per $1,000 of specified amount per month[14]
• Maximum Charge[15]		$0.08 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month
• Initial charge for an insured, issue age 24		$0.08 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month
Loan Interest Spread[16]	On Policy anniversary or earlier, as applicable[17]	1.0% (effective annual rate)	0.75% (effective annual rate)

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12 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deduction for a maximum of 10 years from the Policy date based on the insured’s age on the Policy date. We also assess a new monthly per unit charge for a maximum of 10 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) that are based on the insured’s attained age on the date of the increase.

13 This minimum charge is based on an insured with the following characteristics: age 5 at issue. This minimum charge may also apply to insureds with other characteristics.

14 Currently, we plan to deduct this charge for the first 10 Policy years and during the first 10 Policy years from the date of any increase in specified amount.

15 This maximum charge is based on an insured with the following characteristics: age 85 at issue. This maximum charge may also apply to insureds with other characteristics.

16 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates on a portion of the loan that are lower. After attained age 100 all loans, new and existing, will be considered preferred loans. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

17 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

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Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Optional Rider Charges:[18]
Accidental Death Benefit Rider[19]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70
• Minimum Charge[20]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
• Maximum Charge[21]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
• Initial charge for a female insured, issue age 24		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver of Monthly Deductions Rider[22]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
• Minimum Charge[23]		$0.03 per $1,000 of base Policy net amount at risk per month[9]	$0.03 per $1,000 of base Policy net amount at risk per month[9]
• Maximum Charge[24]		$0.39 per $1,000 of base Policy net amount at risk per month[9]	$0.39 per $1,000 of base Policy net amount at risk per month[9]
• Initial charge for a female insured, issue age 24		$0.04 per $1,000 of base Policy net amount at risk per month[9]	$0.04 per $1,000 of base Policy net amount at risk per month[9]

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18 Optional Rider cost of insurance charges are based on each insured’s issue age or attained age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

19 The rider charges are based on the insured’s attained age and rider face amount. Cost of insurance charges generally will increase each year with the age of the insured. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

20 This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

21 This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

22 Disability Waiver of Monthly Deductions charges are primary on the primary insured’s issue age, gender and net amount at risk. The charges shown are for base Policy only (no riders and benefits). The addition of other riders and benefits would increase these charges. This charge does not vary once it is added to the Policy. The additional cost of insurance rates for the rider shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the Disability Waiver of Monthly Deductions Rider charges applicable to your Policy. You can obtain more detailed information concerning your Disability Waiver of Monthly Deductions Rider charges by contacting your agent.

23 This minimum charge is based on an insured with the following characteristics: male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.

24 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

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Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Disability Waiver of Premium Rider[25]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
• Minimum Charge[26]		$0.27 per $10 of monthly rider benefit	$0.27 per $10 of monthly rider benefit
• Maximum Charge[27]		$1.61 per $10 of monthly rider benefit	$1.61 per $10 of monthly rider benefit
• Initial charge for a female insured, issue age 24		$0.44 per $10 of monthly rider benefit	$0.44 per $10 of monthly rider benefit
Children’s Insurance Rider[28]	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider[29] (without Extra Ratings)[7]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 79
• Minimum Charge		$0.06 per $1,000 of rider face amount per month[30]	$0.02 per $1,000 of rider face amount per month[31]
• Maximum Charge[32]		$9.13 per $1,000 of rider face amount per month	$7.14 per $1,000 of rider face amount per month
• Initial charge for a female insured, issue age 34, in the preferred elite non-tobacco use class		$0.12 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

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25 The charge for this rider is a level rate based on the primary insured’s issue age and gender.

26 This minimum charge is based on an insured with the following characteristics: male, age 15 at issue. This minimum charge may also apply to insureds with other characteristics.

27 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

28 The charge for this rider is based on the rider face amount and does not vary.

29 Rider charges are cost of insurance charges that are based on each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the insured. The rider’s cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about the rider by contacting your agent.

30 This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

31 This minimum charge is based on an insured with the following characteristics: female, issue age 26, preferred elite non-tobacco class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

32 This maximum charge is based on an insured with the following characteristics: male, age 63 at issue, standard tobacco underwriting class and in the 16th Policy year. This maximum charge may also apply to insureds with other characteristics.

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Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Primary Insured Rider Plus[29] (without Extra Ratings)[7]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 79
• Minimum Charge		$0.06 per $1,000 of rider face amount per month[30]	$0.02 per $1,000 of rider face amount per month[31]
• Maximum Charge[33]		$9.13 per $1,000 of rider face amount per month	$7.06 per $1,000 of rider face amount per month
• Initial charge for a female insured, issue age 24, in the preferred elite non-tobacco use class		$0.09 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Inflation Righter Rider Level Premium[34]	After rider generates annual increases to Policy specified amount	See listings in tables above for:	See listings in tables above for:
		Cost of Insurance	Cost of Insurance
		Monthly Per Unit Charge	Monthly Per Unit Charge
		Surrender Charge	Surrender Charge

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For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

Range of Expenses for the Portfolios1, 2

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The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2005. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

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	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.14%	1.90%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.14%	1.90%

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1 The portfolio expenses used to prepare this table were provided to Transamerica by the funds. Transamerica has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2005. Current or future expenses may be greater or less than those shown.

2 The table showing the range of expenses for the portfolios takes into account the expenses of several Series Fund asset allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Series Fund portfolios and certain portfolios of the Transamerica IDEX Mutual Funds. Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Transamerica took into account the information received from the Series Fund on the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests, assuming a constant allocation by each “fund of funds” of its assets among the portfolios identical to its actual allocation at December 31, 2005.

3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 3 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2007.

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33 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco underwriting class and in the 54th Policy year. This maximum charge may also apply to insureds with other characteristics.

3 4 Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of cost of insurance charges resulting from the scheduled annual increase in specified amount will be set based on the insured’s issue age on the Policy date and duration from issue. Each new layer of monthly per unit charges resulting from the scheduled annual increase in specified amount will be based on the insured’s attained age at the time of increase and duration from the time of increase.

Transamerica, the Separate Account, the Fixed Account and the Portfolios

Transamerica

Transamerica Financial Life Insurance Company located at 4 Manhattanville Road, Purchase, New York 10577 is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

The Separate Account

The separate account is a separate account of Transamerica, established under New York law. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums;
•	Combine the separate account or any subaccount(s) with one or more different separate account(s) or subaccount(s);
•	Close certain subaccounts to allocations of new net premiums by current or new Policyowners;
•	Transfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount;
•	Operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;
•	Establish additional separate accounts or subaccounts to invest in new portfolios of the funds;
•	Manage the separate account at the direction of a committee;
•	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law;
•	Change the investment objective of a subaccount;
•	Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds;
•	Fund additional classes of variable life insurance policies through the separate account; and
•	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

The Fixed Account

The fixed account is part of Transamerica's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica has sole discretion over the investment of the fixed account's assets. Transamerica bears the full investment risk for all amounts contributed to the fixed account. Transamerica guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

Money you place in the fixed account will begin earning interest compounded daily at the current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 2.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 2.0%.

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We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.

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The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

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Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio.

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Each portfolio's investment objective(s) and policies are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at 1-800-322-7353 or visiting our website at www.tafinlife.com/vp. You should read the fund prospectuses carefully.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Munder Net50	Munder Capital Management Seeks long-term capital appreciation.

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Portfolio	Sub-Adviser or Adviser and Investment Objective
Van Kampen Mid-Cap Growth	Van Kampen Asset Management Inc. Seeks capital appreciation.
T. Rowe Price Small Cap	T. Rowe Price Associates, Inc. Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Third Avenue Value	Third Avenue Management LLC Seeks long-term capital appreciation.
Templeton Great Companies Global	Templeton Investment Counsel, LLC Great Companies, L.L.C. Seeks long-term growth of capital.
Great Companies – TechnologySM	Great Companies, L.L.C. Seeks long-term growth of capital.
Janus Growth	Janus Capital Management LLC Seeks growth of capital.
Marsico Growth	Banc of America Capital Management, LLC Seeks long-term growth of capital.
Great Companies – AmericaSM	Great Companies, L.L.C. Seeks long-term growth of capital.
Salomon All Cap	Salomon Brothers Asset Management Inc Seeks capital appreciation.
T. Rowe Price Equity Income

T. Rowe Price Associates, Inc.

Seeks to provide substantial dividend income, as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

Transamerica Value Balanced	Transamerica Investment Management, LLC Seeks preservation of capital and competitive investment returns.
Clarion Global Real Estate Securities

ING Clarion Real Estate Securities

Seeks long-term total return from investments primarily in equity securities of real estate companies that are economically tied to at least three different countries, including the United States. Total return will consist of realized and unrealized capital gains and losses plus income.

Federated Growth & Income	Federated Equity Management Company of Pennsylvania Seeks total return by investing in securities that have defensive characteristics.

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Portfolio	Sub-Adviser or Adviser and Investment Objective
AEGON Bond	Banc One Investment Advisors Corp. Seeks the highest possible current income within the confines of the primary goal of insuring the protection of capital.
Transamerica Money Market	Transamerica Investment Management, LLC Seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.
Asset Allocation – Conservative Portfolio*	Transamerica Fund Advisors, Inc. Seeks current income and preservation of capital. Portfolio Construction Consultant: Morningstar Associates, LLC
Asset Allocation – Moderate Portfolio*	Transamerica Fund Advisors, Inc. Seeks capital appreciation. Portfolio Construction Consultant: Morningstar Associates, LLC
Asset Allocation – Moderate Growth Portfolio*	Transamerica Fund Advisors, Inc. Seeks capital appreciation. Portfolio Construction Consultant: Morningstar Associates, LLC
Asset Allocation – Growth Portfolio*	Transamerica Fund Advisors, Inc. Seeks capital appreciation and current income. Portfolio Construction Consultant: Morningstar Associates, LLC
Transamerica Convertible Securities	Transamerica Investment Management, LLC Seeks maximum total return through a combination of current income and capital appreciation.
PIMCO Total Return	Pacific Investment Management Company LLC Seeks maximum total return consistent with preservation of capital and prudent investment management.
Transamerica Equity	Transamerica Investment Management, LLC Seeks to maximize long-term growth.
Transamerica Growth Opportunities	Transamerica Investment Management, LLC Seeks to maximize long-term growth.
Transamerica U.S. Government Securities

Transamerica Investment Management, LLC

Seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government – sponsored entities.

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Portfolio	Sub-Adviser or Adviser and Investment Objective
J.P. Morgan Enhanced Index

J.P. Morgan Investment Management Inc.

Seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index.

Capital Guardian Value

Capital Guardian Trust Company

Seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (“ADR’s”) and other U.S. registered foreign securities).

MFS High Yield

MFS® Investment Management

Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features.

J.P. Morgan Mid Cap Value**	J.P. Morgan Investment Management Inc. Seeks growth from capital appreciation.
Mercury Large Cap Value	Fund Asset Management L.P., d/b/a Mercury Advisors Seeks long-term capital growth to achieve superior long-term performance with below average volatility relative to the Russell 1000 Value Index.
Transamerica Balanced

Transamerica Investment Management, LLC

Seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.

Transamerica Small/Mid Cap Value	Transamerica Investment Management, LLC Seeks to maximize total return.
International Moderate Growth Fund	Morningstar Associates, LLC Seeks capital appreciation with current income as a secondary objective.
Fidelity VIP Index 500 Portfolio – Service Class 2 Shares

Fidelity Management & Research Company

Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index.

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Portfolio	Sub-Adviser or Adviser and Investment Objective

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ProFund VP Bull ***	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index.
ProFund VP OTC ***	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index.
ProFund VP Small-Cap ***	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.
ProFund VP Short Small-Cap ***	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.
ProFund VP Money Market ***	ProFund Advisors LLC Seeks a high level of current income consistent with liquidity and preservation of capital.

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* Each asset allocation portfolio invests in a combination of underlying Series Fund and Transamerica IDEX Mutual Funds portfolios.

** This portfolio no longer accepts new investments form current or prospective investors. If you surrender all of your money from this portfolio, you may not reinvest in this portfolio.

*** The ProFunds VP portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds VP portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds VP portfolios will bear additional investment risks. See the ProFunds VP prospectus for a description of the investment objectives and risks associated with investing in the ProFunds VP portfolios.

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Transamerica Fund Advisors, Inc. ("Transamerica Advisors"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%), affiliates of Transamerica, serves as investment adviser to the Series Fund and manages the Series Fund in accordance with policies and guidelines established by the Series Fund's Board of Directors. For certain portfolios, Transamerica Advisors has engaged investment sub-advisers to provide portfolio management services. Transamerica Advisors and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectuses for more information regarding Transamerica Advisors and the investment sub-advisers.

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Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to Transamerica Advisors for investment model creation and maintenance to the Asset Allocation – Conservative Portfolio, Asset Allocation – Moderate Portfolio, Asset Allocation – Moderate Growth Portfolio and Asset Allocation – Growth Portfolio of the Series Fund. Morningstar will be paid an annual fee for its services. See the Series Fund prospectuses for more information regarding Morningstar.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in

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accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Fund prospectus for more information regarding FMR and the investment sub-adviser.

ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment advisor and provides management services to all of the ProFunds VP portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds VP portfolio in accordance with policies and guidelines established by the ProFunds’ Board of Trustees. ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended. See the ProFunds VP prospectus for more information regarding ProFund Advisors.

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Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Transamerica, and Transamerica may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will compensate us or our affiliates for providing certain administrative, marketing, and support services that would otherwise be provided by the portfolio or its service providers, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (See “Revenue We Receive”.) We have included the Series Fund portfolios at least in part because they are managed by Transamerica Fund Advisors, Inc., our affiliate.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class contracts to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	•	the death benefit, cash and loan benefits;
	•	investment options, including premium allocations;
	•	administration of elective options; and
	•	the distribution of reports to owners.

Costs and expenses we incur:	•	costs associated with processing and underwriting applications;
	•	expenses of issuing and administering the Policy (including any Policy riders);
	•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and
	•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	•	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and
	•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments you make, we will deduct the Premium Expense Charge.

The premium expense charge is equal to:	•	6% of premiums during the first ten Policy years on Policies with a specified amount in force of less than $250,000 (band 1), and 2.5% of premiums thereafter; and
	•	3.0% of all premiums during the first ten Policy years on Policies with a specified amount in force from $250,000 - $499,999 (band 2), and 2.5% of premiums thereafter.

•	There is no premium expense charge for Policies with a specified amount of $500,000 or higher (band 3).
•

Certain events (such as increases or decreases in the specified amount, a change in death benefit option, or a cash withdrawal if you choose Option A or Option C death benefit) may affect the specified amount in force. Premium expense charges will be based on the specified amount in force on the Base Policy at the time we receive the premium.

•	Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes.

Monthly Deduction

We take a monthly deduction from the cash value on the Policy date and on each Monthiversary prior to attained age 100. If you elect to choose the subaccounts from which we will deduct the monthly deduction (that is, make self-directed monthly deductions), we will withdraw from each selected account an amount equal to the monthly deduction multiplied by the selected percentage you elect to have deducted from that account. If you do not elect self-directed monthly deductions, or if any of the selected accounts would be reduced to zero by the deductions, then we will deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). You may change the election of self-directed monthly deductions by providing us with a request for such a change in a form satisfactory to us. The change in self-directed monthly deductions will be effective on the date we record the request for change.

Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

The monthly deduction is equal to:	•	the monthly Policy charge for the Policy; plus
	•	the monthly cost of insurance charge for the Policy; plus
	•	the monthly per unit charge for the Policy; plus
	•	the portion of the monthly deduction for any benefits provided by riders attached to the Policy.

Monthly Policy Charge:

	•	This charge currently equals $8.00 each Policy month for the first ten Policy years. In Policy years 11+, this charge equals $4.00 each Policy month.
	•	We guarantee this charge will never be more than $12.00 per month.
	•	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

	•	We deduct this charge each month. It varies each month and is determined as follows:

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1.

reduce the death benefit on the Monthiversary by the cash value on the Monthiversary after it has been allocated among the layers of specified amount in force in the following order: first, initial specified amount, then, each increase in specified amount starting with the oldest increase, then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each layer of specified amount);

2.	multiply each layer of net amount at risk provided under 1. (above) by the appropriate monthly cost of insurance rate for that layer; and add the results together.
•	Your monthly current cost of insurance rate depends, in part, on your specified amount band. The specified amount bands available are:
> Band 1: $50,000 - $249,999
> Band 2: $250,000 - $499,999
> Band 3: $500,000 or more
•	The current Policy cost of insurance rates for the first three (3) Policy years are fixed at issue and we guarantee not to change them.
•	Cost of insurance rates are generally lower for each higher band of specified amount.
•

We determine your specified amount band by referring to the specified amount in force for the Base Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases).

Monthly Per Unit Charge:

•	This charge equals:
> the monthly per unit charge for the specified amount on the Policy date; plus
> the monthly per unit charge for each increase in specified amount caused by either a rider or a requested increase; minus
> the monthly per unit charge for any specified amount that has been decreased.
•	We guarantee the duration of this charge to be no more than 10 years following the Policy date and no more than 10 years following the date of any increase in specified amount.
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The monthly per unit charge that is set on the Policy date is based on the issue age of the insured. A separate monthly per unit charge is assessed for up to 10 years following each increase in specified amount and the rate of that charge is based on the insured's age at the time of any increase in specified amount.

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Optional Insurance Riders:

•	The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider.

To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using the insured's issue age on the Policy date, issue age at the time of any increase in specified amount, specified amount band, gender, underwriting class, and the length of time from the Policy date or from the date of any increase in specified amount. The factors that affect the net amount at risk for each layer of specified amount include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“1980 C.S.O. Tables”) and the insured's attained age, gender, and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. Tables.

If you increase the specified amount, different monthly cost of insurance rates may apply to that layer of specified amount, based on the insured’s issue age and rate class at the time of the increase, gender, and the length of time since the increase. Increases in specified amount may move the Policy into a higher specified amount band, resulting in a decrease in the rates for the cost of insurance charge.

Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in the rates for the cost of insurance charge. Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and then reduce the initial specified amount.

If you have selected the Inflation Fighter Rider Level Premium and you request a decrease in specified amount of your Policy, you will forfeit any future increases in specified amount generated by the rider.

The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of the insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates.

We may issue certain Policies on a simplified or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The guaranteed cost of insurance rates under the riders are substantially the same as the guaranteed cost of insurance rates applied to the Policy’s net amount at risk, except that current rates are not guaranteed for the first 3 years under the riders.

Mortality and Expense Risk Charge

We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

•	your Policy's cash value in each subaccount multiplied by
•	the daily pro rata portion of the annual mortality and expense risk charge rate of up to 0.90%.

                For the first ten Policy years, the current annual rate is equal to 0.75% of the average daily net assets of each subaccount. We intend to reduce this charge to 0.60% for Policy years 11 – 15, 0.30% for Policy years 16 – 20 and 0.00% for Policy years 21+, but we do not guarantee that we will do so. We guarantee this charge to be no more than 0.90% annually for all Policy years.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

If you surrender your Policy completely during the first 10 years (or during the 10-year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount and accrued loan interest) to you.

The surrender charge is a charge for each $1,000 of the initial specified amount of your Base Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount and the surrender charges calculated for each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium).

The initial specified amount has a 10-year surrender charge period starting on the Policy date and surrender charges that are based upon the insured's issue age, gender and rate class on the Policy date. Each increase in specified amount has its own 10-year surrender charge period and surrender charges that are based upon the insured's issue age, gender and rate class at the time of the increase.

There is no surrender charge if you wait until the end of the 10th Policy anniversary to surrender your Policy and you have not selected the Inflation Fighter Rider Level Premium and you have not increased your specified amount within the past 10 Policy years. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
•	investment performance is low.

In addition, surrender charges that apply for 10 years after any increase in specified amount will likely significantly reduce your net surrender value.

The surrender charge for each layer of specified amount is calculated as:	•	the surrender charge per $1,000 of specified amount in the layer (varies by issue age, gender and underwriting class on the Policy date or date of specified amount increase); multiplied by
	•	the number of thousands of specified amount in the layer; multiplied by
	•	the surrender charge factor.

The surrender charge per thousand is calculated separately for the initial specified amount and for each increase in specified amount, using the rates found in Appendix A.

The surrender charge factor is also calculated separately for the initial specified amount and for each increase in specified amount in force (including specified amount increases generated by the Inflation Fighter Rider Level Premium). The surrender charge factor varies by the insured's issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. In no event are the surrender charge factors any greater than those shown on the table below. We always determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.

Surrender Charge Factors
End of Policy Year*	Factor for Issue Ages
	0 – 39	40 - 44	45 – 49	50 - 54	55 - 59	60 - 64	65 - 69	70 - 74	75 – 85
At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	0.96	0.95	0.95	0.94	0.92	0.91	0.91	0.89
2	0.95	0.91	0.90	0.89	0.89	0.89	0.88	0.87	0.84
3	0.87	0.85	0.84	0.84	0.84	0.84	0.84	0.84	0.80
4	0.78	0.78	0.77	0.77	0.76	0.76	0.75	0.74	0.74
5	0.68	0.67	0.65	0.64	0.64	0.64	0.63	0.62	0.62
6	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55
7	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
8	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25
9	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
10+	0	0	0	0	0	0	0	0	0

*

The factor on any date other than a Policy anniversary or anniversary of an increase in specified amount will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

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Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $17.06. This is multiplied by the surrender charge factor of .68.

The surrender charge	=	the surrender charge per $1,000 ($17.06) x the number of thousands of initial specified amount (100) x the surrender charge factor (.68)
	=	$1,160.08

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

Transfer Charge

•	We currently allow you to make 12 transfers each Policy year free from charge.
•	We may charge $25 for each additional transfer.
•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer.
•	We deduct the transfer charge from the amount being transferred.
•

Transfers due to loans or the exercise of conversion rights or due to reallocation of cash value immediately after the reallocation date, currently do not count as transfers for the purpose of assessing this charge.

•	Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.
•	We will not increase this charge.

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Loan Interest Spread

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We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy year, we will apply preferred loan rates charged on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan interest rate charged is 2.00% effective annually and is guaranteed not to exceed 2.25%. After the insured’s attained age 100, all loans, new and existing, are considered preferred loans.

Cash Withdrawal Charge

•	After the first Policy year, you may take one cash withdrawal per Policy year.
•	When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.
•	We deduct this amount from the withdrawal, and we pay you the balance.
•	We will not increase this charge.

Taxes

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We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

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Rider Charges

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Terminal Illness Accelerated Death Benefit Rider. We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit.

•

Inflation Fighter Rider Level Premium. Annual increases in specified amount generated by this rider will increase the cost of insurance charges and increase the amount and duration of the monthly per unit charges and surrender charges under the Policy. The new layer of cost of insurance charge resulting from the annual increase in specified amount will be set based on the insured’s issue age on the Policy date and duration from issue. The new layer of monthly per unit charge resulting from the annual increase in specified amount will be based on the insured’s attained age at the time of increase and duration from the time of increase.

•	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount regardless of the number of children insured.
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Accidental Death Benefit Rider. We assess a cost of insurance charge based on the insured’s attained age and rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

•

Other Insured Rider. We assess a cost of insurance charge based on each other insured’s issue age, gender, underwriting class, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

•

Disability Waiver of Monthly Deductions Rider. We assess a rider charge based on the primary insured’s issue age, gender and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

•

Disability Waiver of Premium Rider. The charge for this rider is based on the primary insured’s issue age, gender and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

•

Primary Insured Rider Plus (“PIR Plus”). We assess a cost of insurance charge based on the insured’s issue age, gender, underwriting class, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. See the fund prospectuses for more detailed information about the funds.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

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Rule 12b-1 Fees. Our affiliate, AFSG Securities Corporation (“AFSG”), the principal underwriter for the Policies, receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by AFSG that are attributable to our variable insurance products are then credited to us as an administrative expense. These fees range from 0.10% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

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Administrative, Marketing and Support Service Fees (“Service Fees”). We and our affiliates, including AFSG, may receive compensation from the investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios for administrative and other services related to separate account operations. The amount of this compensation is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

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Incoming Payments to Transamerica and AFSG
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Series Fund ***	0.00%	Fidelity Variable Insurance Products Fund	0.25%**
ProFunds VP	0.25%

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*              Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

**	We receive this percentage once $100 million in fund shares are held by the subaccounts of Transamerica and its affiliates.

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***           Since the Series Fund is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Series Fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant.

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Other payments. We and our affiliates, including Transamerica Capital, Inc. (“TCI”), InterSecurities, Inc. (“ISI”), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These amounts are paid out of the advisers’ or sub-advisers’ own resources and not out of fund assets. Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may pay ISI varying amounts to obtain access to ISI’s wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

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For the calendar year ended December 31, 2005, TCI received revenue sharing payments ranging from $3,000 to $112,000 (for a total of $605,041) from the following fund managers and/or sub-advisers to participate in TCI’s events: Salomon Brothers Asset Management, T. Rowe Price Associates, Inc., American Century Investment Management, MFS Investment Management, Mercury Advisors, Great Companies, LLC, Franklin Templeton, Evergreen Investments, Marsico Capital Management, Transamerica Investment Management, Pacific Investment Management Company LLC, Van Kampen Investments, Janus Capital Management, Jennison Associates, and Lehman Brothers/Neuberger Berman.

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Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing and administering the Policies.

For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

The Policy

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The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific Policy features will be described in your Policy.

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Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

•	to designate or change beneficiaries;
•	to receive amounts payable before the death of the insured;
•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);
•	to change the owner of this Policy; and
•	to change the specified amount or death benefit option type of this Policy.

At issue, the owner must select either the guideline premium tax test or the cash value accumulation tax test on the Policy application. Once selected, this tax test cannot be changed.

No designation or change in designation of an owner will take effect unless we receive written request thereof. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received at our administrative office.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary. No registered representative may bind us by making any promise not contained in this Policy.

Upon notice to you, we may amend the Policy:

•	to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
•	to assure qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or
•	to reflect a change in the operation of the separate account; or
•	to provide additional subaccounts and/or fixed account options.

Purchasing a Policy

To purchase a Policy, you must submit a completed application (listing your choice of death benefit option and tax test, among others) and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG, the principal underwriter for the Policy, and us.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $50,000. We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage. We offer the following specified amount bands of coverage:

•	band 1: $50,000 - $249,999
•	band 2: $250,000 - $499,999
•	band 3: $500,000 and over

We will limit coverage on any juvenile insured by the Policy or a rider. For a juvenile younger than 4 ½ years, the maximum coverage is the greater of $25,000 or 25% of the in force life insurance on the adult applicant. For a juvenile between 4 ½ years and 14 ½ years, the maximum coverage is the greater of $25,000 or 50% of the in force life insurance on the adult applicant.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or
•	the date the insured completes all of the medical tests and examinations that we require.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	•	the amounts applied for under all conditional receipts issued by us; or
$500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the policy applied for may become effective as of the later of:	•	the date of application;
	•	the date of the last medical examination, test, and
other screenings required by us, if any (the
“Effective Date”). Such conditional insurance will
	•	take effect as of the Effective Date, so long as all of the following requirements are met:

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1.

Each person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

	2.	As of the Effective Date, all statements and answers given in the application must be true;
3.

The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our administrative office within the lifetime of the proposed insured;

4.

All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our administrative office within 60 days of the date the application was signed; and

	5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received at our administrative office.

Any conditional life insurance coverage terminates on the earliest of:	a.	60 days from the date the application was signed;
	b.	the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	c.	when the insurance applied for goes into effect under the terms of the Policy applied for; or
	d.	the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	•	the conditional receipt is not valid unless:
> all blanks in the conditional receipt are completed; and
> the Receipt is signed by a registered representative or authorized Company representative.

Other limitations:	•	There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.
	•	If one or more of the Receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
•

If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Transamerica’s liability will be limited to returning any payment(s) you have made upon return of this Receipt to us.

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Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. In the event you exercise your free-look right, we will place your net premium in the reallocation account until the reallocation date. On the reallocation date (or on the record date if your Policy is backdated), we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts you selected on your application. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our administrative office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading.

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of a requested increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deduction, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deduction may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Policy Changes After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue, with the following changes:

•	We will no longer accept any further premium payments;
•	We will no longer deduct the monthly deductions;
•	We will continue to deduct the mortality and expense risk charge, if any;
•	Interest will continue to accrue on any Policy loans, as before, but all loans will be considered preferred loans (see “Loans – Interest Rate Charged”);
•	We will continue to accept Policy loan repayments and loan interest payments; and
•	We will continue to permit Policy loans and withdrawals to be made.

Policy Features

Premiums

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. You must follow these guidelines:

•	allocation percentages must be in whole numbers;
•

if you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers and you may be required to transfer at least a total of $100 monthly;

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000; and
•

unless otherwise required by state law, we may restrict your allocations to the fixed account if the fixed account value, excluding amounts in the loan reserve, following the allocation would exceed $250,000.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-322-7353 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. The change will be effective as of the valuation date on which we receive the change at our administrative office. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our administrative office before the NYSE closes are priced using the unit value determined at the closing of that regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment at our administrative office after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. We will allocate the initial net premium on the Policy date (or the record date if your Policy is backdated) to the reallocation account as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the Policy date (or the record date if your Policy is backdated), plus fifteen days. Please contact your registered representative for details concerning the free-look period.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If you requested dollar cost averaging, on the reallocation date we will reallocate the cash value either to the fixed account, the TFLIC Transamerica Money Market subaccount or the TFLIC AEGON Bond subaccount (depending on which account you selected on your application).

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium. See Minimum Monthly Guarantee Premium below.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.

Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, as long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount and minus any accrued loan interest) that equal or exceed the sum of the minimum monthly guarantee premiums for each month from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect.

The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, rate class of the insured, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or if any riders are added, or if in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium. A Policy with the Inflation Fighter Rider Level Premium initially has higher minimum monthly guarantee premiums than a Base Policy, but the minimum monthly guarantee premium does not increase annually. We also reserve the right to require, before we issue a Policy, that the initial premium plus the planned premium payable during the no lapse period is at least equal to the cumulative minimum monthly guarantee premiums during the no lapse period.

After the no lapse period guarantee ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

For a Policy issued to any insured 0-60, the no lapse date is the lesser of the 20th Policy anniversary or the insured attained age 65. For a Policy issued to an insured ages 61-85, the no lapse date is the 5th Policy anniversary. The no lapse date is specified in your Policy.

Premium Limitations

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Premium payments must be at least $50 ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, if applicable, by which the Policy qualifies as life insurance under federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment, with interest, within 60 days after the end of that Policy year. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium. If you choose the guideline premium test there are additional premium limitations. We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

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Making Premium Payments

We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer.

If you wish to make payments by wire transfer, you should contact our Call Center at 1-800-322-7353 for instructions on wiring federal funds to us.

Tax-Free Exchanges ("1035 Exchanges"). We will accept part or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our administrative office of the proceeds from the 1035 Exchange before we finalize your Policy's specified amount.

Transfers

General

You or your registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our administrative office. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

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The Policy allows a transfer from the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred in the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

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•	Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000.
•	You currently may request transfers in writing (in a form we accept), by fax or by telephone to our administrative office.
•	There is no minimum amount that must be transferred.
•	There is no minimum amount that must remain in a subaccount after a transfer.
•	We may deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
•	We consider all transfers made in any one day to be a single transfer.
•

Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of the transfer charge.

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•	Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.
•

Transfers between any ProFunds VP subaccount and any Series Fund or Fidelity VIP Fund subaccount will be processed only if you send us a written request through standard United States Postal Service First Class mail delivery, with an original signature authorizing each transfer. Transfer requests received via overnight or priority delivery will be returned to you.

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We will process any transfer order we receive at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order at our administrative office after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading and Market Timing

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The market timing policy and the related procedures (discussed below) do not apply to the ProFunds VP subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds VP subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

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Statement of Policy. This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

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Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

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(1)        dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:
(a) impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or
(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

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We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts) at the request of the corresponding underlying fund portfolios and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

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Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

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Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction. As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

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We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a

case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

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In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

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Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

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In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

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Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

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Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance products. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

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Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance policies to discourage market timing and disruptive trading. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Policyowners should be aware that we expect to be contractually obligated to prohibit transfers by policyowners identified as potentially problematic by an underlying fund portfolios, and to provide policyowner transaction data to the underlying funds portfolios.

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Omnibus Order. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds VP Subaccounts. The restrictions above do not apply to ProFunds VP subaccounts. However, you may only transfer between ProFunds VP subaccounts and non-ProFunds VP subaccounts by sending us your written request, with original signature authorizing each transfer, through standard United States Postal Service First Class mail (no expedited transfers). Transfers that involve only the ProFunds VP subaccounts may generally use expedited transfer privileges.

Because the above restrictions do not apply to the ProFunds VP subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses).

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Telephone Privileges. Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at 1-800-322-7353 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to 1-800-322-7361.

Please note the following regarding telephone or fax transfers:

•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone or fax transfer order in writing.
•	If you do not want the ability to make telephone, you should notify us in writing at our administrative office.
•	We will not be responsible for same-day processing of transfers if faxed to a number other than 1-800-322-7361.
•

We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your agent's or Transamerica's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we change this, we will notify you. This current restriction does not apply if you have selected dollar cost averaging.

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

•	25% of the amount in the fixed account; or
•	the amount you transferred from the fixed account in the immediately preceding Policy year.

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We will make the transfer at the end of the valuation date on which we receive the request. We also reserve the right to require that you make the transfer request in writing and that we receive the written request no later than 30 days after a Policy anniversary. Currently, transfers from the fixed account are not available through the Internet. Unless otherwise required by state law, we may restrict transfers to the fixed account if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000.

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Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our administrative office.

In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount values to the fixed account without a transfer charge. We must receive your request to transfer all subaccount values to the fixed account within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Extended Term Insurance Benefit

The Owner may apply the net surrender value of this Policy to purchase an Extended Term Insurance Benefit in place of this Policy's death benefit. While it is in effect, the Extended Term Insurance Benefit provides for a death benefit equal to the death benefit proceeds of this Policy on the Policy anniversary on which the Extended Term Insurance Benefit takes effect. We will determine the termination date of the Extended Term Insurance Benefit that can be purchased with the net surrender value based on the cost of insurance rates guaranteed in this Policy and the guaranteed fixed account interest rate. The owner will be notified of the termination date of the Extended Term Insurance Benefit, and if the primary insured has not died prior to the termination date, the Extended Term Insurance Benefit and this Policy will terminate without value. See example below.

The Extended Term Insurance request must be made in writing and must be received by us at our administrative office at least 30 days prior to the next Policy anniversary. This election is irrevocable. Following the request to purchase an Extended Term Insurance Benefit, additional premium payments, Policy loans, withdrawals and transfers will not be allowed.  All in-force riders to this Policy will terminate upon the effective date of the Extended Term Insurance Benefit.  The Extended Term Insurance Benefit has no net surrender value.

Extended Term Insurance Example

A 35 year old male purchases a $100,000 Option A Policy with a Policy date of June 1, 2005 and is underwritten as Preferred Elite. Suppose that ten years later the net surrender value on June 1, 2015 is $10,001.61 when the owner elects the Extended Term Insurance Benefit. The Extended Term Insurance Benefit in this example would be a $100,000 death benefit if the primary insured dies on or before October 31, 2031. After June 1, 2015 no further changes to the Policy are allowed and there is no available net surrender value. If the primary insured has not died on or before October 31, 2031 then the Policy terminates without value.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

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Under dollar cost averaging, we automatically transfer a set dollar amount from the TFLIC Transamerica Money Market subaccount, the TFLIC AEGON Bond subaccount or the fixed account to a subaccount that you choose. Dollar cost averaging is not available with the ProFunds VP subaccounts. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our administrative office, provided that we receive the form by the 25th day of the month.

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To start dollar cost averaging:	•	you must submit a completed form signed by the owner to us at our administrative office requesting dollar cost averaging;
	•	you may be required to have at least $5,000 in each account from which we will make transfers;
	•	your total transfers each month under dollar cost averaging may be limited to a minimum of $100; and
	•	each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

Dollar cost averaging will terminate if:	•	we receive your request to cancel your participation;
	•	the value in the accounts from which we make the transfers is depleted;
	•	you elect to participate in the asset rebalancing program; or
	•	you elect to participate in any asset allocation services provided by a third party.

We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

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We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Asset rebalancing is not available with the ProFunds VP subaccounts or the fixed account. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

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You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form at our administrative office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•	you must submit a completed asset rebalancing request form to us at our administrative office; and
	•	you may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

Asset rebalancing will cease if:	•	you elect to participate in the dollar cost averaging program;
	•	we receive your request to discontinue participation at our administrative office;
	•	you make any transfer to or from any subaccount other than under a scheduled rebalancing; or
	•	you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed as agents of Transamerica or registered representatives of the broker-dealer through which the Policy is sold. Transamerica does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Transamerica for the sale of Policies. Transamerica therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Transamerica does not currently charge you any additional fees for providing these support services. Transamerica reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

Policy Values

Cash Value

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•

Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	Serves as the starting point for calculating values under a Policy.
•	Equals the sum of all values in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan.
•	Is determined on the Policy date and on each valuation date.
•	Has no guaranteed minimum amount and may be more or less than premiums paid.

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Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our administrative office.

Net surrender value on any valuation date equals:	•	the cash value as of such date; minus
	•	any surrender charge as of such date; minus
	•	any outstanding Policy loan amount; minus
	•	any accrued Policy loan interest.

Subaccount Value

Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	•	the initial units purchased at unit value on the Policy date, or reallocation date, if different; plus
	•	units purchased with additional net premium(s); plus
	•	units purchased through transfers from another subaccount or the fixed account; minus
	•	units redeemed to pay for monthly deductions; minus
	•	units redeemed to pay for cash withdrawals; minus

•	units redeemed as part of a transfer to another subaccount, the loan reserve account or the fixed account; minus
•	units redeemed to pay cash withdrawal and transfer charges.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received at our administrative office.

Subaccount Unit Value

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The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value at the inception of each class of units of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

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The unit value of any subaccount at the end of a valuation period is calculated as:	•

the total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; minus

	•	a charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus
	•	the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
	•	the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	•	the sum of net premium(s) allocated to the fixed account; plus
	•	any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	•	total interest credited to the fixed account; minus
	•	amounts charged to pay for monthly deductions; minus
	•	amounts withdrawn or surrendered the fixed account to pay for cash withdrawal charges or transfer charges; minus

•	amounts transferred from the fixed account (including amounts transferred from the loan reserve account to a subaccount).

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt at our administrative office of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	•	the death benefit (described below); minus
	•	any monthly deductions due during the grace period (if applicable); minus
	•	any monthly deductions due prior to the no lapse date, as shown on the Policy schedule page, if the case value has become negative; minus
	•	any outstanding loan amount and accrued loan interest; plus
	•	any additional insurance in force provided by rider.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death.

The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

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To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments (retroactively and prospectively), to any monthly deductions or supplemental benefits that are consistent with such an increase. We may deduct retroactive adjustments from the cash value or from any death benefits payable. Prospective adjustments will be reflected in the monthly deduction.

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Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GLPT)” or a “cash value accumulation test (CVAT).” You must choose either the GLPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The death benefit will vary depending on which test is used.

The GLPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the death benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage (varying based on the age, gender and risk class of the insured) of the cash value, adjusted for certain riders.

The corridor under the CVAT is different than the corridor under the GLPT. Specifically, the CVAT corridor requires more death benefit in relation to cash value than is required by the GLPT corridor. Therefore, for a Policy in the corridor with no riders, as your cash value increases your death benefit will increase more rapidly under CVAT than it would under GLPT.

Your Policy will be issued using the GLPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher death benefit, which may increase certain charges.

Under the Guideline Premium Test

Death Benefit Option A	1.	the current specified amount; or
	2.	a specified percentage called the "limitation percentage," as shown on your
equals the greatest of:		Policy’s schedule page, multiplied by the cash value on the primary insured's date of death; or
	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for the guideline premium test for different ages:

Attained Age	Limitation Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 to 99	100%
100 and older	101%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Guideline Premium Test Illustration. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

Similarly, so long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy.

Under the Cash Value Accumulation Test

Death Benefit Option A equals the greatest of:	1.	the current specified amount; or
	2.

a specified percentage called the “limitation

percentage”, as shown on your Policy’s schedule page, multiplied by the difference between the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage calculation above is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage and the net single premium for riders under the cash value accumulation test are calculated as specified under Section 7702. They are based on the insured’s gender, underwriting class, rate band, and attained age at the beginning of each Policy year.

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages and net single premiums, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Cash Value Accumulation Test Illustration. Assume that a Policy has had no withdrawals or decreases in specified amount, and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit for the Base Policy must be equal to or be greater than 297% of the difference of the cash value and the net single premium for riders, any time the cash value of the Policy exceeds $48,520, the death benefit of the Base Policy will exceed the $100,000 specified amount. The figure of $48,520 is derived because 297% of ($48,520 – $14,850) equals $100,000. Each additional dollar added to the cash value above $48,520 will increase the death benefit of the Base Policy by $2.97.

Similarly, so long as the cash value exceeds $48,520, each dollar taken out of the cash value will reduce the death benefit of the Base Policy by $2.97. If at any time the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount, the death benefit of the Base Policy will equal the specified amount of the Policy.

Under the Guideline Premium Test

Death Benefit Option B equals	1.	the current specified amount; plus
		the cash value on the insured's date of death; or
the greatest of:	2.	the limitation percentage, as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured's date of death; or
	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Guideline Premium Test Illustration. Assume that the insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,667, the death benefit will be greater than the specified amount plus cash value. The figure of $66,667 is derived because 250% of $66,667 equals $100,000 + $66,667. Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $66,667, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Under the Cash Value Accumulation Test

Death Benefit Option B equals	1.	the current specified amount; plus
		the cash value on the primary insured's date of death; or
the greatest of:	2.

a specified percentage called the “limitation percentage”, as shown on your Policy’s schedule page, multiplied by the difference between the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Cash Value Accumulation Test Illustration. Assume that the insured's attained age is 40 and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit for the Base Policy, however, must be at least 297% of the difference of the cash value and the net single premium for riders. As a result, if the cash value of the Policy exceeds $73,149, the death benefit for the Base Policy will be greater than the specified amount plus cash value. The figure of $73,149 is derived because 297% of ($73,149 – $14,850) equals $100,000 + $73,149. Each additional dollar of cash value above $73,149 will increase the death benefit of the Base Policy by $2.97.

Similarly, any time cash value exceeds $73,149, each dollar taken out of cash value will reduce the death benefit of the Base Policy by $2.97. If at any time, the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit for the Base Policy will be the specified amount plus the cash value of the Policy.

Death Benefit Option C equals the greatest of: 	1.	death benefit Option A; or
	2.	the current specified amount, multiplied by
an age-based "factor" equal to the lesser of
> 1.0 or
> 0.04 times (95 minus insured's attained age at death) (the "factor" will never be less than zero); plus
> the cash value on the insured's date of death; or
	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

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Under Option C, the death benefit varies with the cash value and the insured's attained age. Because the death benefit under Option C is at least as large as that under Option A, the Code Section 7702 life insurance qualification compliance test used in calculating the Option A death benefit will be taken into account in the Option C death benefit.

Option C--Three Illustrations.

1. Assume that the insured is under age 40 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-40))) + $10,000). Until the insured attains age 71, this benefit is the same as the Option B benefit.

2. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-75))) + $22,000).

3. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of (1.0 and (0.04 x (95-75))) plus $9,000 is less than the specified amount.

Death Benefit After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue and the death benefit payable will continue to be calculated in accordance with the death benefit option and the life insurance compliance test then in effect.

Effect of Cash Withdrawals on the Death Benefit

If you choose Option A, or if you choose Option C and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

Effect of Inflation Fighter Rider Level Premium on the Death Benefit

If you choose Option A you may add the Inflation Fighter Rider Level Premium. Your Policy’s specified amount will automatically increase each year on the Policy anniversary until the 20th Policy anniversary. If you change from Option A to either Option B or Option C, the Inflation Fighter Rider Level Premium will terminate and future scheduled increases in specified amount will automatically cease.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, Option A will become the death benefit option for your Policy, by default.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

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After the third Policy year, you may change your death benefit option once each Policy year. We will notify you of the new specified amount.

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•	You must send your written request to our administrative office.
•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
•	You may not change the death benefit option after the insured attains age 95.
•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

Increasing/Decreasing the Specified Amount

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You may increase the specified amount once each Policy year if you have not already decreased the specified amount in that year. After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not already increased the specified amount in that year. An increase or

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decrease in the specified amount will affect your cost of insurance charge, monthly per unit charge, your guideline premium, your minimum monthly guarantee premium, and your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences.

In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band, so that your overall cost of insurance rate and monthly per unit charge will change. An increase in specified amount will be treated as an additional layer of coverage with its own cost of insurance rates, monthly per unit charge, surrender charges and surrender charge period. If you increase your specified amount, you will receive notification of your new minimum monthly guarantee premium and surrender charge schedule. This also applies to increases generated by the Inflation Fighter Rider Level Premium, except we will not recalculate a new minimum monthly guarantee premium with each specified amount increase generated by the Inflation Fighter Rider Level Premium.

You should consult a tax advisor before increasing or decreasing your Policy’s specified amount.

Conditions for and impact of decreasing the specified amount:	•	you must send your written request to our administrative office;
	•	decreases are only allowed after the third Policy year;
	•	you may not increase your specified amount in the same Policy year that you decrease your specified amount;
	•	you may not decrease your specified amount lower than the minimum specified amount under band 1 shown on your Policy schedule page;
	•	you may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;
•

until the later of the end of the surrender charge period or the Policy anniversary on or following the insured’s 65th birthday, we may limit the amount of decrease to no more than 20% of the then current specified amount;

	•	a decrease in specified amount will take effect on the Monthiversary on or after we receive your written request;
•

if a decrease to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the decrease in specified amount; and

	•	a decrease in specified amount will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of decrease.

Conditions for and impact of increasing the specified amount:	•	we will accept requests for increases in specified amount on any Monthiversary before the insured’s 86th birthday;
	•	your request must be applied for on a supplemental application and must include evidence of insurability satisfactory to us;
	•	a requested increase in specified amount requires our approval and will take effect on the Monthiversary on or after the day we approve your request;
	•	we may require your requested increase in specified amount to be at least $10,000;
	•	you may not decrease your specified amount in the same Policy year that you request an increase in your specified amount;

•

if an increase (including specified amount increases generated by the Inflation Fighter Rider Level Premium) to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the increase in specified amount;

•

an increase in specified amount (except specified amount increases generated by the Inflation Fighter Rider Level Premium) will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of increase;

•

each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) will have its own surrender charge that applies for 10 years after the date of each increase. This charge may significantly reduce your net surrender value; and

•	increases in specified amount will not be subject to future automatic increases under the Inflation Fighter Rider Level Premium.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in your Policy and in the SAI.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our administrative office. Written requests to surrender a Policy that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time). If we receive the written request after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. The insured must be alive, and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first 10 Policy years (or during the 10-year period subsequent to an increase in specified amount, including specified amount increases generated by the Inflation Fighter Rider Level Premium). Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

Cash withdrawal conditions:	•	You must send your written cash withdrawal request with an original signature to our administrative office. You may also fax your withdrawal request to us if it is less than $50,000 at 727-299-1667.
	•	We allow one cash withdrawal per Policy year.

•

We may limit the amount you can withdraw to at least $500 and the remaining net surrender value following a withdrawal may not be less than $500. During the first 10 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value. After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value, less $500.

•	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
•

You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.

•	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request at our administrative office.
•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
•	You will forfeit any future increases in specified amount generated by the Inflation Fighter Rider Level Premium if you make a cash withdrawal.
•	A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect or when death benefit Option C is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates would be higher. You also may have to pay higher minimum monthly guarantee premiums.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service. You can obtain further information about these charges by contacting our administrative office.

Canceling a Policy

You may cancel a Policy for a refund during the "free-look period" by returning it, with a written request to cancel the Policy, to our administrative office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our administrative office. The amount of the refund will be the total of all premiums you paid under the Policy.

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations.

Policy loans are subject to certain conditions:	•	we may require you to borrow at least $500; and
	•	the maximum amount you may borrow is 90% of the net surrender value.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve account. The loan reserve account is the portion of the fixed account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our administrative office. We may postpone payment of loans under certain conditions.

You may request a loan by telephone by calling us at 1-800-322-7353 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our administrative office. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

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You may also fax your loan request to us at 1-800-322-7361 (subject to the $50,000 limit by fax). We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

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You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our administrative office and will be credited as of the date received. We will consider any payments you make on the Policy to be premium payments unless the payments are clearly specified as loan repayments. Because we do not apply the premium expense charge to loan repayments, it is very important that you indicate clearly if your payment is intended to repay all or part of a loan.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy year, we will apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan interest rate charged is 2.00% effective annually and is guaranteed not to exceed 2.25%. After the insured’s attained age 100, all loans, new and existing, are considered preferred loans.

Loan Reserve Account Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an effective annual rate of 2.0%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold a loan reserve equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan reserve account will affect the value in the separate account because we credit such amounts with an interest rate of 2.0% rather than a rate of return reflecting the investment results of the separate account.

We also charge interest on Policy loans at an effective annual rate of 2.75%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

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Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. This Policy provides a no lapse period guarantee. See below. Once your no lapse period ends, or if the no lapse period guarantee is not in effect, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans, accrued loan interest, and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

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If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

No Lapse Period Guarantee

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This Policy provides a no lapse guarantee during the no lapse period. As long as you keep the no lapse period guarantee in effect, your Policy will not lapse and no grace period guarantee will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse so long as the no lapse period guarantee is in effect. The no lapse period guarantee will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period guarantee is still in effect. If the no lapse period guarantee is not in effect and the Policy is still in force, it can be restored by paying sufficient minimum monthly guarantee premiums at any time prior to the no lapse date.

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As a result of monthly deductions, the cash value may be negative with no accumulation of interest during the grace period or until the no lapse date shown on the Policy schedule page. Any negative values must be repaid by the owner on the no lapse date.

No lapse date	•	For a Policy issued to any insured ages 0-60, the no lapse date is determined by either the number of years to attained age 65 or the 20th Policy anniversary, whichever is earlier.
	•	For a Policy issued to an insured ages 61-85, the no lapse date is the 5th Policy anniversary.
	•	The no lapse date is specified in your Policy.

Early termination of the no lapse period guarantee	•	The no lapse period guarantee will not be effective if you do not pay sufficient minimum monthly guarantee premiums.
	•	You must pay total premiums (minus withdrawals, outstanding loans and accrued interest) that equal at least:
> the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Effect of changes on minimum monthly guarantee premium:	•

If you change death benefit options, increase or decrease the specified amount, or if supplemental benefits (riders) (except the Inflation Fighter Rider Level Premium) are added, terminated, reduced or increased during the no lapse period, we will recalculate the amount of the minimum monthly guarantee premium. Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guarantee premium, you may need to pay additional premiums to keep the Policy in force. We will not extend the length of the no lapse period.

You will lessen the risk of Policy lapse if you keep the no lapse period guarantee in effect. Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

See Minimum Monthly Guarantee Premium for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•	submit a written application for reinstatement to our administrative office;
•	provide evidence of insurability that is satisfactory to us;
•

if the no lapse period has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement;

•

if the no lapse period has not expired, pay the lesser of the premium described directly above, or the total minimum monthly guarantee premium from Policy issue through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans, accrued loan interest and surrender charge assessed upon a decrease in specified amount that has been deducted from the cash value.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 defines life insurance policy for federal income tax purposes and places limits on the relationship of the accumulation value to the death benefit. As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99. However, lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in accumulation value should generally not be taxable until received by you or your designee. However, if your Policy is a modified endowment contract you may be taxed when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC"). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be used to determine the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•

Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

•

A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of

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amounts that represent eligible rollover distributions from Pension Plans and Section 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

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Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

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Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Other Policy Information

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our administrative office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement for the protection of policyowners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our administrative office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

•	the date the insured dies; or
•	the end of the grace period; or
•	the date the Policy is surrendered.

Supplemental Benefits (Riders)

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The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deduction. The riders available with the Policies do not build cash value, and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

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Children's Insurance Rider

This rider provides a face amount of insurance on the primary insured's children. Our current minimum face amount for this rider for issue ages 15 days – 18 years of age is $5,000. The maximum face amount is $20,000. At each child’s age 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy on each child insured with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

Accidental Death Benefit Rider

Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (to a maximum of 150% of the Policy's specified amount).

Subject to certain limitations, we will pay the face amount if the death of the primary insured results solely from accidental bodily injury where:

•	the death is caused by external, violent, and accidental means;
•	the death occurs within 90 days of the accident; and
•	the death occurs while the rider is in force.

The rider will terminate on the earliest of:

•	the Policy anniversary on or following the primary insured's 70th birthday; or
•	the date the Policy terminates; or
•	the effective date of the Extended Term Insurance Benefit, if elected; or
•	the Monthiversary when the rider terminates at the owner's request.

Other Insured Rider

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This rider insures the spouse and/or dependent children of the primary insured. Subject to the terms of the rider, we will pay the face amount of the rider to the owner, primary insured or the same beneficiary as the base Policy, as named in the application or in a subsequent written notice acceptable to us when we receive (at our administrative office) due proof that the other insured’s death occurred while this rider was in force. Our current minimum face amount for this rider for issue ages 0-70 is $10,000. The maximum face amount is the lesser of $1,000,000 or the amount of coverage on the primary insured. Any changes to this rider may affect your minimum monthly guarantee premium. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). We will pay the rider's face amount when we receive proof at our administrative office of the other insured's death. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured's life (without evidence of insurability).

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Conditions to convert the rider:	•	your request must be in writing and sent to our administrative office;
	•	the other insured has not reached his/her 71st birthday;
	•	the new policy is any permanent insurance policy that we currently offer for conversion;

•

subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and

	•	we will base the premium for the new policy on the other insured's rate class under the rider.

Termination of the rider:		The rider will terminate on the earliest of:
	•	the Policy anniversary on or following the other insured's 79th birthday; or
	•	the date the Policy terminates for any reason except for death of the primary insured; or
	•	31 days after the death of the primary insured; or
	•	the date of conversion of this rider; or
	•	the effective date of the Extended Term Insurance Benefit, if elected; or
	•	the Monthiversary on which the rider is terminated upon written request by the owner.

Disability Waiver of Monthly Deductions Rider

Subject to certain conditions, we will waive the Policy's monthly deductions while the primary insured is disabled. You may purchase this rider if the primary insured's issue age is between 15 and 55 years of age at the time the rider is purchased. This rider is not available together with the Disability Waiver of Premium Rider. Before we waive any monthly deductions, we must receive proof that:

•	the primary insured is totally disabled;
•	the primary insured's total disability began before the Policy anniversary on or following the primary insured's 60th birthday; and
•	the primary insured's total disability has existed continuously for at least six months.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim, after the primary insured's recovery from disability, or after termination of this rider. While the primary insured is totally disabled and receiving benefits under this rider, no grace period will begin for the Policy provided the cash value minus loans and accrued loan interest remains positive. It is possible that additional premium payments will be required to keep the Policy in force while the monthly deduction benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

	•	the Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or
•

the date of recovery from disability (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

	•	the date the Policy terminates; or
	•	the effective date of the Extended Term Insurance Benefit, if elected; or
	•	the Monthiversary on which this rider is terminated on written request by the owner.

When we are paying benefits under the rider, due to the primary insured's total disability, on the Policy anniversary after the insured's 60th birthday, the rider will not terminate and benefits will not end until the date the primary insured is no longer totally disabled.

Disability Waiver of Premium Rider

Subject to certain conditions, we will apply the waiver of premium benefit, as shown on the Policy schedule page, as if it is a premium payment into the Policy while the primary insured is totally disabled, as defined in the rider. The waiver of premium benefit is generally equal to the annual planned premium for the Policy, but the maximum payment is the lesser of $12,000 or the maximum annual premium payable under the guideline premium test. We will allocate the resulting net premium into the Policy’s cash value. You may purchase this rider if the primary insured’s issue age is between 15 and 55 years of age. This rider is not available together with the Disability Waiver of Monthly Deductions Rider. In order to pay a benefit, we must receive proof that:

•	the primary insured is totally disabled;
•	the primary insured became totally disabled before the Policy anniversary on or following the primary insured’s 60th birthday; and
•	the primary insured’s total disability has existed continuously for at least six months.

Upon meeting the requirements above, we will also make a retroactive payment equal to six months of benefits under the rider. We will apply the benefit each month on the Monthiversary. We may not pay any benefit that becomes due more than one year before we receive written notice of your claim, after the primary insured’s recovery from disability, or after termination of this rider. It is possible that additional premium payments will be required to keep the Policy in force while the waiver of premium benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

	•	the Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or
•

the later of the date of recovery from disability or the Policy anniversary on or following the insured’s 100th birthday (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

	•	the date the Policy terminates; or
	•	the effective date of the Extended Term Insurance Benefit, if elected; or
	•	the Monthiversary on which this rider is terminated on written request by the owner.

Primary Insured Rider Plus ("PIR Plus")

Under the PIR Plus, we provide term insurance coverage on the primary insured on a different basis from the coverage in your Policy.

Features of PIR Plus:	•	the rider increases the Policy's death benefit by the rider's face amount;
	•	the rider may be purchased from issue ages 0-70;
	•	the minimum purchase amount for the rider is $25,000. There is no maximum purchase amount;
	•	we do not assess any additional surrender charge for the rider;
•

generally the rider coverage costs less than the insurance coverage under the Policy, but it has no cash value and it does not provide a guarantee that current cost of insurance rates in the first three Policy years will remain fixed;

	•	you may cancel or reduce your rider coverage without decreasing your Policy's specified amount;
	•	you may generally decrease your Policy's specified amount without reducing your rider coverage; and

	•	subject to the following conditions, on any Monthiversary while this rider is in force, you may convert this rider to a new Policy on the primary insured’s life without evidence of insurability.

Conditions to convert the rider:	•	your request must be in writing and sent to our administrative office;
	•	the primary insured has not reached his/her 71st birthday;
	•	the new policy is any permanent insurance policy that we currently offer for conversions;
	•	we may allow an increase to the Policy’s specified amount if the base Policy and all of the riders in force allow such an increase.
•

the amount of the insurance under the new policy or the amount of the increase will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Base Policy; and

	•	we will base your premium on the primary insured's rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:
	•	the Policy anniversary on or following the primary insured’s 79th birthday; or
	•	the date the Policy terminates; or
	•	the date you fully convert this rider; or
	•	the effective date of the Extended Term Insurance Benefit, if elected; or
	•	the Monthiversary on which you terminate the rider by written request.

It may cost you less to reduce your PIR Plus coverage than to decrease your Policy’s specified amount, because we do not deduct a surrender charge in connection with your PIR Plus. It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR Plus. Any changes to the coverage of this rider may affect your minimum monthly guarantee premium.

You should consult your registered representative to determine if you would benefit from PIR Plus. We may discontinue offering PIR Plus at any time. We may also modify the terms of these riders for new policies.

Terminal Illness Accelerated Death Benefit Rider

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof at our administrative office that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

We will pay a "single-sum benefit" equal to:

•	the death benefit on the date we pay the single-sum benefit; multiplied by
•	the election percentage of the death benefit you elect to receive; divided by
•	1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) (“discount factor”); minus
•	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

                The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

•	the death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus
•	the benefit available under any PIR Plus in force.
•	a single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

The rider terminates at the earliest of:

•	the date the Policy terminates;
•	the date a settlement option takes effect;
•	the date we pay a single-sum benefit;
•	the effective date of the Extended Term Insurance Benefit, if elected; or
•	the date you terminate the rider.

We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit.

The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Inflation Fighter Rider Level Premium

This rider provides scheduled annual increases to the Policy's specified amount, starting on the first Policy anniversary and continuing each Policy anniversary until the Policy's 20th anniversary, without an additional application or evidence of insurability. The rider is available only at issue of the Policy for issue ages 0-65, and is only available if Death Benefit Option A is chosen on the application. If you select the Inflation Fighter Rider Level Premium, we will not recalculate your minimum monthly guarantee premium with each increase in specified amount generated by the rider. You must elect this rider on the application. The rider is not available to insureds in a substandard rating class.

Features of the rider:	•	the Policy's initial specified amount must be less than $1,000,000;
	•	any change to the Policy's death benefit option will cause the rider to terminate and annual specified amount increases to stop;
	•	any withdrawal or requested decrease in specified amount of the Policy will cause the rider to terminate and annual scheduled specified amount increases to stop;
	•	if you decline any scheduled specified amount increase under the rider, the rider will terminate and further scheduled specified amount increases will stop;
•

future scheduled specified amount increases under the rider apply only to the Policy's specified amount on the Policy date plus any previous scheduled specified amount increases under the rider. Further increases under the rider do not apply to increases in specified amount requested by you after the Policy date;

•

the Policy's surrender charge period and surrender charges apply separately to each scheduled increase in specified amount. Upon a surrender of the Policy, total surrender charges will be the sum of any surrender charges applicable to the Policy and to each annual increase amount effected under the rider;

	•	the no lapse period for the Policy will continue to be measured from the Policy date, and will not change each time a scheduled increase in specified amount is effected under the rider;
•

each time a scheduled increase in specified amount is made under the rider, the tests we apply to qualify the Policy as life insurance under Code Section 7702, and for MEC purposes will be recalculated;

•

scheduled annual increases in specified amount generated by the rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of cost of insurance charge resulting from the scheduled annual increase in specified amount will be set based on, among other factors, the insured’s issue age on the Policy date and duration from issue. Each new layer of monthly per unit charge resulting from the annual increase in specified amount will be based on, among other factors, the insured’s attained age at the time of the increase and duration from the time of increase. The cost of insurance rates are based on, among other factors, the Policy issue age and the Policy duration;

•

banding of specified amounts for purposes of applying cost of insurance rates is determined by adding the Policy's specified amount and the sum of the specified amounts created by operation of the rider. The resulting cost of insurance rates, according to the appropriate specified amount band, will then apply to both the Policy's specified amount and to each of the specified amount increases generated by the rider; and

•

any requested decreases in specified amount are applied on a "last-in-first-out" basis, such that the last increase in specified amount created by operation of the rider will be eliminated first, and so on.

Termination of the rider:	The rider will terminate on the earliest of:

	•	the processing date of a requested decrease in the specified amount of the Policy; or
	•	the date an automatic increase, under the terms of the rider, is declined by the owner; or
	•	the day following the 20th anniversary of the Policy; or
	•	a cash withdrawal from the Policy; or
	•	any change in death benefit option; or
	•	the date the primary insured dies; or
	•	the date the Policy terminates for any reason other than the death of the primary insured; or
	•	the effective date of the Extended Term Insurance Benefit, if elected; or
	•	the date we receive your written request to terminate the Policy or the rider.

Under the rider the Policy's specified amount will increase on a compounded basis by 3.53%. As a courtesy, you will receive a notice of the date and amount of each scheduled increase from us on or prior to each anniversary. You may, at that time, decline in writing to us an increase within 45 days of the date of the notice. If you decline a scheduled increase in specified amount, the rider will terminate and further scheduled increases under the rider will be cancelled.

Additional Information

Sale of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting and distribution agreement with our affiliate, AFSG, for the distribution and sale of the Policies. We reimburse AFSG for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions payable to selling firms selling the Policies, as described below.)

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with AFSG as principal underwriter for the Policies. We pay commissions through AFSG to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

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The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 2005 was, on average, 68% of all premiums made during the first Policy year, plus 3% of all premiums made during Policy years 2 – 10. We will pay an additional trail commission of up to 0.30% of the Policy's subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount. Some selling firms may be required to return first year commissions (less surrender charge) if the Policy is not continued through the first two Policy years.

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To the extent permitted by NASD rules, Transamerica, ISI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

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Special Compensation Paid For Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to AFSG and pays the cost of AFSG’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

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Transamerica’s two main distribution channels are ISI and WGS, both affiliates, who sell Transamerica products.

Transamerica underwrites the cost of ISI’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems, that are provided directly to ISI. These facilities and services are necessary for ISI’s administration and operation, and Transamerica is compensated by ISI for these expenses based on ISI’s usage. In addition, Transamerica and other affiliates pay for certain sales expenses of ISI, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

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WGS receives a 5% expense allowance on all commissions paid on first year variable life premiums paid for sales of Transamerica’s variable life insurance products. In addition, WGS indirectly receives a payment of 2% of first year variable life target premiums as a licensing and commission allowance.

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Sales representatives and their managers at ISI and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties, to assist a firm or representative in connection with systems, operating, marketing, and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

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In addition, ISI’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our Policies. For example, ISI’s and WGS’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Transamerica’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by ISI’s representatives may be matched by ISI. ISI’s and WGS’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

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Additional Compensation that We Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

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Commissions and other incentives or payments described above are not charged directly to Policy owners or the separate account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy and other corporate revenue.

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You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

Transamerica, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement, or on Transamerica's ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Transamerica and the separate account are included in the SAI.

Performance Data

Rates of Return

The average rates of return in Table 1 reflect each subaccount's actual historical investment performance, modified to reflect certain of the Policy’s fees and charges. The total return of a subaccount measures performance from the date the subaccount begins investing in the underlying portfolios. When the first subaccount investing in the underlying portfolios has been in operation for 1, 3, 5, and 10 years, the total return for these periods will be provided, adjusted to reflect certain fees and charges for the Policy. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.

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The numbers reflect deductions for the annual mortality and expense risk charge (0.75%), investment management fees and direct fund expenses.

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These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the premium expense charge, monthly deduction or the surrender charge). If these charges were deducted, performance would be significantly lower. These rates of return are not estimates, projections or guarantees of future performance.

Table 1

Average Annual Subaccount Total Return

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For the Periods Ended on December 31, 2005

Subaccount	1 Year	3 Years	5 Years	10 Years or Inception	Subaccount Inception Date
TFLIC AEGON Bond	1.53%	2.92%	5,00%	5.42%	06/28/99
TFLIC Asset Allocation – Conservative Portfolio	4.40%	11.51%	N/A	6.37%	05/01/02
TFLIC Asset Allocation – Growth Portfolio	11.40%	17.90%	N/A	8.12%	05/01/02
TFLIC Asset Allocation – Moderate Growth Portfolio	9.09%	15.77%	N/A	7.75%	05/01/02
TFLIC Asset Allocation – Moderate Portfolio	6.64%	13.47%	N/A	6.97%	05/01/02
TFLIC Capital Guardian Value	6.91%	18.26%	N/A	7.62%	05/01/02
TFLIC Clarion Global Real Estate Securities	12.63%	26.01%	17.79	16.30%	06/28/99
TFLIC Federated Growth & Income	4.18%	12.44%	10.34	10.83%	06/28/99
TFLIC Great Companies – AmericaSM	3.11%	8.80%	(2.45)%	(0.84)%	09/01/00
TFLIC Great Companies – TechnologySM	1.30%	17.63%	(8.95)%	16.65%	09/01/00
TFLIC Janus Growth	9.13%	17.91%	(4.07)%	(3.37)%	06/28/99
TFLIC J.P. Morgan Enhanced Index	2.69%	13.13%	N/A	4.52%	05/01/02
TFLIC J.P. Morgan Mid Cap Value	8.34%	17.13%	5.82%	7.04%	06/28/99
TFLIC Marsico Growth	7.77%	14.61%	(1.17)%	0.43%	06/28/99
TFLIC Mercury Large Cap Value	15.08%	20.30%	7.63%	6.89%	06/28/99
TFLIC MFS High Yield	1.05%	N/A	N/A	7.10%	05/01/03
TFLIC Munder Net50	7.26%	26.62%	(1.52)%	0.49%	06/28/99
TFLIC PIMCO Total Return	1.57%	3,12%	N/A	4.09%	05/01/02
TFLIC Salomon All Cap	3.30%	14.49%	2.59%	6.03%	06/28/99
TFLIC Templeton Great Companies Global	6.67%	12.20%	(4.51)%	(0.12)%	06/28/99
TFLIC Third Avenue Value	17.92%	25.78%	12.90%	17.11%	06/28/99
TFLIC Transamerica Balanced	7.16%	10.15%	N/A	6.53%	05/01/02
TFLIC Transamerica Convertible Securities	3.11%	12.44%	N/A	7.82%	05/01/02
TFLIC Transamerica Equity	15.67%	20.08%	N/A	11.24%	05/01/02
TFLIC Transamerica Growth Opportunities	15.36%	20.25%	N/A	9.13%	05/01/02
TFLIC Transamerica Money Market(1)	2.11%	0.80%	1.25%	2.14%	06/28/99

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TFLIC Transamerica Small/Mid Cap Value	12.71%	N/A	N/A	16.66%	05/03/04
TFLIC Transamerica U.S. Government Securities	1.47%	2.05%	N/A	2.97%	05/01/02
TFLIC Transamerica Value Balanced	5.80%	11.25%	3.61%	4.29%	06/28/99
TFLIC T. Rowe Price Equity Income	3.33%	13.47%	5.03%	4.69%	06/28/99
TFLIC T. Rowe Price Small Cap	9.79%	18.78%	1.60%	3.72%	06/28/99
TFLIC Van Kampen Mid-Cap Growth	6.75%	13.02%	(8.66)	(0.08)%	06/28/99

Fidelity VIP Index 500 Portfolio	3.81%	N/A	N/A	8.21%	05/03/04

S&P 500†	3.00%	12.37%	(1.11)%	7.31%	10/02/86

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†	Shows ten year performance.
(1)

The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

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Because the TFLIC International Moderate Growth Fund subaccount commenced operations on May 1, 2006, and the ProFund VP Bull, ProFund VP OTC, ProFund VP Money Market, ProFund VP Short Small-Cap, and ProFund VP Small-Cap subaccounts will commence operations on June 12, 2006, the above Table does not reflect rates of return for these subaccounts.

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Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio's inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.

Table 2

Adjusted Historical Portfolio Average Annual Total Return

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For the Periods Ended on December 31, 2005

Portfolio	1 Year	3 Years	5 Years	10 Years or Inception	Portfolio Inception Date
AEGON Bond†	1.53%	2.92%	5.00%	4.69%	10/02/86
Asset Allocation – Conservative Portfolio	4.40%	11.51%	N/A	6.37%	05/01/02
Asset Allocation – Growth Portfolio	11.40%	17.90%	N/A	8.12%	05/01/02
Asset Allocation – Moderate Growth Portfolio	9.09%	15.77%	N/A	7.75%	05/01/02
Asset Allocation – Moderate Portfolio	6.64%	13.47%	N/A	6.97%	05/01/02
Capital Guardian Value(5) †	6.91%	18.26%	6.62%	8.48%	05/27/93
Clarion Global Real Estate Securities	12.63%	26.01%	17.79%	11.83%	05/01/98
Federated Growth & Income†	4.18%	12.44%	10.34%	10.80%	03/01/94
Great Companies – AmericaSM	3.11%	8.80%	(2.45)%	0.01%	05/01/00
Great Companies – TechnologySM	1.30%	17.63%	(8.95)%	(14.20)%	05/01/00
Janus Growth†	9.13%	17.91%	(4.07)%	7.31%	10/02/86
J.P. Morgan Enhanced Index(4)	2.69%	13.13%	(1.09)%	5.30%	05/02/97
J.P. Morgan Mid Cap Value	8.34%	17.13%	5.82%	7.17%	05/03/99
Marsico Growth	7.77%	14.61%	(1.17)%	0.10%	05/03/99
Mercury Large Cap Value	15.08%	20.30%	7.63%	9.18%	05/01/96
MFS High Yield(8)	1.05%	8.76%	6.07%	3.31%	06/01/98
Munder Net50	7.26%	26.62%	N/A	(2.65)%	05/29/01
PIMCO Total Return	1.57%	3.12%	N/A	4.09%	05/01/02
Salomon All Cap	3.30%	14.49%	2.59%	6.63%	05/03/99
Templeton Great Companies Global†	6.67%	12.20%	(4.51)%	7.84%	12/03/92
Third Avenue Value	17.92%	25.78%	12.90%	12.79%	01/02/98
Transamerica Balanced	7.16%	10.15%	N/A	6.53%	05/01/02

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Transamerica Convertible Securities	3.11%	12.44%	N/A	7.82%	05/01/02
Transamerica Equity(2) †	15.67%	20.08%	1.78%	13.38%	12/31/80
Transamerica Growth Opportunities(3)	15.36%	20.25%	N/A	11.25%	05/02/01
Transamerica Money Market(1) †	2.11%	0.80%	1.25%	2.85%	10/02/86
Transamerica Small/Mid Cap Value†	12.71%	35.08%	13.62%	14.99%	05/04/93
Transamerica U.S. Government Securities(6) †	1.47%	2.05%	3.09%	3.87%	05/13/94
Transamerica Value Balanced†	5.80%	11.25%	3.61%	6.31%	01/03/95
T. Rowe Price Equity Income(7)	3.33%	13.47%	5.03%	9.04%	01/03/95
T. Rowe Price Small Cap	9.79%	18.78%	1.60%	4.67%	05/03/99
Van Kampen Mid-Cap Growth†	6.75%	13.02%	(8.66)%	8.17%	03/01/93

Fidelity VIP Index 500 Portfolio	3.81%	13.05%	(0.65)%	(1.98)%	01/12/00

ProFunds VP Bull	1.97%	11.14%	N/A	(1.64)%	05/01/01
ProFunds VP OTC	(0.57)%	15.97%	N/A	(11.35)%	01/22/01
ProFunds VP Money Market	1.04%	(0.09)%	N/A	(0.20)%	10/29/01
ProFunds VP Short Small-Cap	(3.65)%	(17.31)%	N/A	(16.90)%	09/03/02
ProFunds VP Small-Cap	2.04%	18.76%	N/A	4.37%	05/01/01

S&P 500†	3.00%	12.37%	(1.11)%	7.31%	10/02/86

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†	Shows ten-year performance.
(1)

The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(2)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

(3)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

(4)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

(5)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust.

(6)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust.

(7)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of the Endeavor Series Trust.

(8)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of the Endeavor Series Trust.

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Because the International Moderate Growth Fund portfolio commenced operations on May 1, 2006, the above Table does not reflect rates of return for this portfolio.

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Net Investment Return of the Separate Account

Table 3 below is included to comply with Regulation 77 of the Codes, Rules and Regulations of the State of New York. The Table shows the year-by-year net investment returns of the subaccounts of the separate account for the past ten years or, if shorter, since the inception of each subaccount.

The net investment returns reflect investment income and capital gains and losses, less investment management fees and expenses and the guaranteed mortality and expense risk charge. The returns do not reflect the monthly deductions, the charges for any optional benefits, or potential surrender charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year.

Table 3

Statement of Net Investment Returns

For the Year Ended December 31

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Subaccount	2005	2004	2003	2002	2001	2000	1999	Subaccount Inception Date
TFLIC AEGON Bond	1.53%	3.75%	3.50%	9.15%	7.26%	10.06%	N/A	06/28/99
TFLIC Asset Allocation – Conservative Portfolio	4.40%	8.89%	21.99%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Asset Allocation – Growth Portfolio	11.40%	13.33%	29.82%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Asset Allocation – Moderate Growth Portfolio	9.09%	12.69%	26.21%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Asset Allocation – Moderate Portfolio	6.64%	10.56%	23.93%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Capital Guardian Value	6.91%	15.83%	33.57%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Clarion Global Real Estate Securities	12.63%	31.86%	34.72%	2.82%	10.22%	28.64%	N/A	06/28/99
TFLIC Federated Growth & Income	4.18%	8.39%	25.89%	0.21%	14.83%	28.20%	N/A	06/28/99
TFLIC Great Companies – AmericaSM	3.11%	0.96%	23.73%	(21.28)%	(12.85)%	N/A	N/A	09/01/00
TFLIC Great Companies – TechnologySM	1.30%	7.25%	49.82%	(38.58)%	(37.42)%	N/A	N/A	09/01/00
TFLIC Janus Growth	9.13%	14.66%	31.00%	(30.45)%	(28.74)%	(29.47)%	N/A	06/28/99
TFLIC J.P. Morgan Enhanced Index	2.69%	19.19%	27.98%	N/A	N/A	N/A	N/A	05/01/02
TFLIC J.P. Morgan Mid Cap Value	8.34%	13.72%	30.43%	(13.37)%	(4.66)%	12.07%	N/A	06/28/99
TFLIC Marsico Growth	7.77%	11.41%	25.39%	(26.54)%	(14.74)%	(8.71)%	N/A	06/28/99
TFLIC Mercury Large Cap Value	15.08%	17.45%	28.81%	(14.85)%	(2.55)%	14.33%	N/A	06/28/99
TFLIC MFS High Yield	1.05%	8.94%	N/A	N/A	N/A	N/A	N/A	05/01/03
TFLIC Munder Net50	7.26%	14.47%	65.35%	(38.88)%	(25.98)%	(1.37)%	N/A	06/28/99
TFLIC PIMCO Total Return	1.57%	3.71%	4.12%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Salomon All Cap	3.30%	8.32%	34.14%	(25.28)%	1.32%	17.41%	N/A	06/28/99
TFLIC Templeton Great Companies Global	6.67%	8.24%	22.33%	(26.58)%	(23.42)%	(18.16)%	N/A	06/28/99
TFLIC Third Avenue Value	17.92%	23.87%	36.23%	(12/53)%	5.38%	34.45%	N/A	06/28/99
TFLIC Transamerica Balanced	7.16%	10.32%	13.04%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica Convertible Securities	3.11%	12.33%	22.73%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica Equity	15.67%	14.94%	30.24%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica Growth Opportunities	15.36%	15.75%	30.23%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica Money Market(1)	2.11%	0.27%	0.05%	0.67%	3.23%	5.35%	N/A	06/28/99
TFLIC Transamerica Small/Mid Cap Value	12.71%	N/A	N/A	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica U.S. Government Securities	1.47%	2.52%	2.18%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica Value Balanced	5.80%	9.14%	19.26%	(14.47)%	1.39%	16.67%	N/A	06/28/99
TFLIC T. Rowe Price Equity Income	3.33%	13.95%	24.65%	(13.46)%	1.40%	11.47%	N/A	06/28/99
TFLIC T. Rowe Price Small Cap	9.79%	9.54%	39.35%	(27.89)%	(10.39)%	(9.14)%	N/A	06/28/99
TFLIC Van Kampen Mid-Cap Growth	6.75%	6.34%	27.19%	(33.56)%	(33.73)%	(12.58)%	N/A	06/28/99

Fidelity VIP Index 500 Portfolio	3.81%	N/A	N/A	N/A	N/A	N/A	N/A	05/03/04

S&P 500 †	3.00%	8.99%	26.38%	(23.37)%	(11.89)%	(9.08)%	21.04%	10/02/86

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(1)

The current yield more closely reflects current earnings of the subaccount than the total return. An investment in this subaccount is not insured by the FDIC. While this subaccount’s investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

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†	Shows ten-year performance.

Because the TFLIC International Moderate Growth Fund subaccount commenced operations on May 1, 2006, and the ProFund OTC Bull, ProFund VP OTC, ProFund VP Money Market, ProFund VP Short Small-Cap and ProFund VP Small-Cap subaccounts will commence operations on June 12, 2006, the above Table does not show Net Investment Returns for these subaccounts.

The annualized yield for the TFLIC Transamerica Money Market subaccount for the seven days ended December 31, 2005 was 3.05%.

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Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

Table of Contents of the Statement of Additional Information

Glossary

The Policy – General Provisions

Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding
Addition, Deletion or Substitution of Portfolios
Death Benefit

Additional Information

Settlement Options
Additional Information about Transamerica and the Separate Account
Legal Matters
Personalized Illustrations of Policy Benefits
Sale of the Policies
Reports to Owners
Records
Independent Registered Public Accounting Firm
Experts
Financial Statements

Underwriters

Underwriting Standards

IMSA

Performance Data

Other Performance Data in Advertising Sales Literature
Transamerica’s Published Ratings

Index to Financial Statements

TFLIC Series Life Account
Transamerica Financial Life Insurance Company

Glossary

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accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office (effective on or about July 31, 2006)

Our administrative office and mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-322-7353. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time. Please do not send any premium payments, loan repayments, correspondence or notices to this address; send them to our mailing address (see below).

Attained age	The issue age, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

Base Policy	The TFLIC Freedom Elite Builder II variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value

At the end of any valuation period, the sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds

The amount we will pay to the beneficiary(ies) on the insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including accrued loan interest, and any due and unpaid monthly deductions.

fixed account

An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in this prospectus. The free-look period is listed in the Policy.

Funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

home office	Our home office address is 4 Manhattanville Road, Purchase, New York 10577. Please do not send any money, correspondence or notices to this office; send them to the mailing address.

in force	While coverage under the Policy or a supplemental rider, if any, is active and the insured's life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

Insured	The person whose life is insured by the Policy.

issue age

The insured's age on his or her birthday on or prior to the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or prior to the date that the increase in specified amount takes effect. This age may be different from the attained age on other layers of specified amount coverage.

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Lapse

When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address (effective on or about July 31, 2006)	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments, loan repayments, correspondence and notices should be sent to this address.

minimum monthly guarantee premium

The amount shown on your Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A Policy with the Inflation Fighter Rider Level Premium initially has higher minimum monthly guarantee premiums than a Base Policy, but the minimum monthly guarantee premium does not increase annually. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse period guarantee is no longer in effect.

Monthiversary

This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

Monthly deduction

The monthly Policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, all of which are deducted from the Policy’s cash value on each Monthiversary.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value

The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse date

For a Policy issued to an insured ages 0-60, the no lapse date is the earlier of the 20th Policy anniversary or when the insured reaches attained age 65. For a Policy issued to an insured ages 61-85, the no lapse date is the 5th Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date

The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

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portfolio	One of the separate investment portfolios of a fund.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date

The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account in the event you exercise your free-look right. The reallocation date is the Policy date, plus fifteen days.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account

The TFLIC Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount

The initial specified amount is the amount shown on the Base Policy's schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Base Policy's specified amount (including any increase in specified amount generated by the Inflation Fighter Rider Level Premium). Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge

If, during the first 10 Policy years (or during the 10-year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from the cash value.

termination	When the insured's life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for trading. Transamerica is open for business whenever the New York Stock Exchange is open.

valuation period

The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Transamerica)	Transamerica Financial Life Insurance Company.

written notice

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

Appendix A

Surrender Charge Per Thousand of Specified Amount Layer

(Based on the gender and rate class of the insured)

Male/
Issue	Male	Male	Female	Female	Female
Age	Tobacco	Non-Tobacco	Juvenile	Tobacco	Non-Tobacco

0	N/A	N/A	16.46	N/A	N/A
1	N/A	N/A	11.42	N/A	N/A
2	N/A	N/A	11.42	N/A	N/A
3	N/A	N/A	11.09	N/A	N/A
4	N/A	N/A	10.75	N/A	N/A
5	N/A	N/A	10.75	N/A	N/A
6	N/A	N/A	10.75	N/A	N/A
7	N/A	N/A	10.75	N/A	N/A
8	N/A	N/A	10.75	N/A	N/A
9	N/A	N/A	10.75	N/A	N/A
10	N/A	N/A	10.75	N/A	N/A
11	N/A	N/A	10.75	N/A	N/A
12	N/A	N/A	10.75	N/A	N/A
13	N/A	N/A	11.09	N/A	N/A
14	N/A	N/A	11.42	N/A	N/A
15	N/A	N/A	11.76	N/A	N/A
16	N/A	N/A	11.93	N/A	N/A
17	N/A	N/A	12.43	N/A	N/A
18	12.88	12.21	12.88	12.21
19	13.05	12.38	13.05	12.38
20	13.22	12.54	13.22	12.54
21	13.83	12.82	13.50	12.82
22	14.06	13.05	13.72	13.05
23	14.34	13.33	14.00	13.33
24	14.56	13.55	14.56	13.55
25	15.18	13.83	14.84	13.83
26	15.71	14.70	15.37	14.37
27	16.23	15.24	15.90	14.90
28	16.70	15.70	16.70	15.37
29	17.54	16.55	17.21	16.22
30	18.04	17.06	17.71	16.73
31	18.97	17.67	18.32	17.34
32	19.51	18.54	19.19	18.22
33	20.42	19.14	19.78	18.81
34	21.27	19.67	20.63	19.35
35	21.84	20.56	21.20	20.25
36	22.45	20.90	21.83	20.59
37	23.09	21.59	22.49	20.98
38	23.86	22.11	22.69	21.52
39	24.60	22.61	23.18	21.76

Issue	Male	Male	Female	Female
Age	Tobacco	Non-Tobacco	Tobacco	Non-Tobacco

40	24.60	22.61	23.18	21.76
41	25.92	23.80	24.33	22.75
42	27.76	25.39	26.18	24.33
43	29.79	26.88	27.86	25.47
44	32.08	28.61	28.50	26.25
45	34.14	29.64	29.47	27.05
46	35.80	30.43	30.18	27.77
47	36.91	31.27	30.93	28.43
48	38.08	32.16	31.71	29.12
49	39.32	33.10	32.54	29.85
50	40.85	34.22	33.60	30.76
51	42.27	35.30	34.53	31.59
52	43.77	36.44	35.53	32.47
53	45.37	37.66	36.57	33.40
54	47.06	38.96	37.67	34.38
55	48.98	40.58	38.96	35.62
56	50.85	42.06	40.18	36.73
57	52.82	43.62	41.47	37.91
58	54.91	45.30	42.85	39.18
59	57.14	47.09	44.33	40.53
60	60.00	49.30	46.28	42.23
61	60.00	51.37	48.02	43.82
62	60.00	53.59	49.92	45.54
63	60.00	55.98	51.95	47.39
64	60.00	58.52	54.10	49.36
65	60.00	60.00	56.37	51.45
66	60.00	60.00	58.76	53.67
67	60.00	60.00	60.00	56.04
68	60.00	60.00	60.00	58.58
69 and over	60.00	60.00	60.00	60.00

Appendix B

Inflation Fighter Rider Level Premium Surrender Charge and Monthly Per Unit Charge Tables

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These charts show the surrender charge and annualized monthly per unit charge associated with the Inflation Fighter Rider Level Premium. These are based on a male, issue age 24, Preferred Elite rate class with an initial specified amount of $250,000.

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The chart below shows the Base Policy surrender charge and the surrender charge that applies to each scheduled annual increase. The Base Policy and each of the scheduled annual increases has a surrender charge that applies for 10 Policy years from the issue date or the date of the scheduled increase. The surrender charge declines rapidly over the first 10 Policy years, increases over the next 11 years, and grades down to zero over the next nine years.

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Year	Age	Specified Amount	Total Surrender Charge (in Dollars)
1	24	250,000	3,388
2	25	258,825	3,340
3	26	267,962	3,194
4	27	277,421	3,014
5	28	287,214	2,797
6	29	297,352	2,479
7	30	307,849	2,084
8	31	318,716	1,679
9	32	329,966	1,267
10	33	341,614	1,011
11	34	353,673	1,085
12	35	366,158	1,167
13	36	379,083	1,250
14	37	392,465	1,333
15	38	406,319	1,419
16	39	420,662	1,505
17	40	435,511	1,574
18	41	450,885	1,653
19	42	466,801	1,758
20	43	483,279	1,885
21	44	500,339	2,018
22	45	500,339	1,706
23	46	500,339	1,397
24	47	500,339	1,095
25	48	500,339	806
26	49	500,339	546
27	50	500,339	323
28	51	500,339	154
29	52	500,339	45
30	53	500,339	-

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[graph]

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The chart below shows the current Base Policy annualized monthly per unit charge and the annualized monthly per unit charge that applies to each scheduled annual increase. The Base Policy and each of the scheduled increases has a monthly per unit charge that applies for 10 Policy years from the issue date or the date of the scheduled increase. The monthly per unit charge increases over the first 10 Policy years, has a significant drop at the start of year 11, then increases until the end of year 21. After year 21 the monthly per unit charge decreases each year until they become zero in years 31 and beyond.

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Year	Age	Specified Amount	Total Per Unit Charge (in dollars)
1	24	250,000	240
2	25	258,825	248
3	26	267,962	257
4	27	277,421	266
5	28	287,214	276
6	29	297,352	285
7	30	307,849	296
8	31	318,716	306
9	32	329,966	317
10	33	341,614	328
11	34	353,673	100
12	35	366,158	103
13	36	379,083	107
14	37	392,465	110
15	38	406,319	114
16	39	420,662	118
17	40	435,511	123
18	41	450,885	127
19	42	466,801	131
20	43	483,279	136
21	44	500,339	141
22	45	500,339	129
23	46	500,339	116
24	47	500,339	104
25	48	500,339	90
26	49	500,339	76
27	50	500,339	62
28	51	500,339	47
29	52	500,339	32
30	53	500,339	16
31	54	500,339	-

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[graph]

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Appendix C

Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

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We based the illustration on page 78 on a Policy for an insured who is a 24 year old female in the Preferred Elite rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $1,750, a $250,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates.

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The illustration for the representative insured on page 79 is based on the same factors as those on page 78, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 1980 Commissioners Standard Ordinary Mortality Table).

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The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy. The current illustration uses the current charges for a Policy. The guaranteed illustration uses the guaranteed charges for a Policy. These charges are:

(1)

the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.75% of the average net assets of the subaccounts during the first 10 Policy years. We intend to reduce this charge to 0.60% for Policy years 11 – 15, 0.30% for Policy years 16 – 20 and 0.00% for Policy years 21+, but we do not guarantee that we will do so. We guarantee this charge to be no more than 0.90% annually for all Policy years;

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(2)

estimated daily expenses equivalent to an effective arithmetic average annual expense level of 0.95% of the portfolios’ gross average daily net assets. The 0.95% gross average portfolio expense level assumes an equal allocation of amounts among the 38 subaccounts available to new investors. We used annualized actual audited expenses incurred during 2005 for the portfolios to calculate the gross average annual expense level;

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(3)

the premium expense charge (6% of all premium payments in the first 10 Policy years for Policies with a specified amount of less than $250,000 and 3.0% of all premium payments in the first 10 Policy years on Policies with specified amount of $250,000 - $499,999, and 2.5% of all premiums paid thereafter and cash value charges using the current monthly Policy charge; and

(4)

the surrender charge per $1,000 of the initial specified amount or each increase in specified amount (whether requested or generated by the Inflation Fighter Rider Level Premium) applied to full surrenders during the first 10 Policy years or during the first 10 Policy years from the date of any increase in specified amount.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office. (See prospectus back cover.)

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TFLIC FREEDOM ELITE BUILDER II

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

FEMALE ISSUE AGE 24

Specified Amount	$250,000	Preferred Elite Class
Annual Premium	$1,750	Option Type A

Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)
1	250,000	250,000	250,000	1,133	1,218	1,274
2	250,000	250,000	250,000	2,245	2,485	2,651
3	250,000	250,000	250,000	3,333	3,802	4,138
4	250,000	250,000	250,000	4,399	5,174	5,746
5	250,000	250,000	250,000	5,463	6,620	7,504
6	250,000	250,000	250,000	6,524	8,145	9,425
7	250,000	250,000	250,000	7,583	9,752	11,522
8	250,000	250,000	250,000	8,638	11,443	13,809
9	250,000	250,000	250,000	9,691	13,223	16,303
10	250,000	250,000	250,000	10,741	15,095	19,019
15	250,000	250,000	250,000	17,405	27,737	38,650
20	250,000	250,000	250,000	23,697	43,860	68,856
25	250,000	250,000	250,000	29,676	64,766	116,150
30 (Age 54)	250,000	250,000	309,945	34,944	91,214	188,991
35 (Age 59)	250,000	250,000	415,263	39,271	124,715	300,915

78

40 (Age 64)	250,000	250,000	586,359	42,357	167,387	472,870
45 (Age 69)	250,000	260,125	862,134	43,802	222,329	736,866
50 (Age 74)	250,000	319,133	1,244,924	42,631	292,783	1,142,132
55 (Age 79)	250,000	402,115	1,854,759	36,138	382,967	1,766,437
60 (Age 84)	250,000	521,717	2,856,079	18,865	496,873	2,720,075
65 (Age 89)	*	671,441	4,375,802	*	639,467	4,167,431
70 (Age 94)	*	835,650	6,499,002	*	819,264	6,371,571
76 (Age 100)	*	1,112,129	10,721,311	*	1,112,129	10,721,311

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)	End of Policy Year	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)
1	-	-	-	25	29,676	64,766	116,150
2	-	-	-	30 (Age 54)	34,944	91,214	188,991
3	385	855	1,191	35 (Age 59)	39,271	124,715	300,915
4	1,757	2,531	3,104	40 (Age 64)	42,357	167,387	472,870
5	3,159	4,317	5,201	45 (Age 69)	43,802	222,329	736,866
6	4,661	6,282	7,562	50 (Age 74)	42,631	292,783	1,142,132
7	6,228	8,397	10,167	55 (Age 79)	36,138	382,967	1,766,437
8	7,791	10,596	12,962	60 (Age 84)	18,865	496,873	2,720,075
9	9,352	12,884	15,964	65 (Age 89)	*	639,467	4,167,431
10	10,741	15,095	19,019	70 (Age 94)	*	819,264	6,371,571
15	17,405	27,737	38,650	76 (Age 100)	*	1,112,129	10,721,311
20	23,697	43,860	68,856

* In the absence of an additional payment, the Policy would lapse.

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TFLIC FREEDOM ELITE BUILDER II

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

FEMALE ISSUE AGE 24

Specified Amount	$250,000	Preferred Elite Class
Annual Premium	$1,750	Option Type A

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)
1	250,000	250,000	250,000	1,084	1,167	1,222
2	250,000	250,000	250,000	2,145	2,379	2,541
3	250,000	250,000	250,000	3,181	3,637	3,962
4	250,000	250,000	250,000	4,129	4,875	5,427
5	250,000	250,000	250,000	5,053	6,159	7,005
6	250,000	250,000	250,000	5,951	7,488	8,704
7	250,000	250,000	250,000	6,827	8,866	10,536
8	250,000	250,000	250,000	7,677	10,293	12,510
9	250,000	250,000	250,000	8,504	11,772	14,638
10	250,000	250,000	250,000	9,304	13,302	16,930
15	250,000	250,000	250,000	14,009	23,075	32,794
20	250,000	250,000	250,000	17,520	34,270	55,557
25	250,000	250,000	250,000	19,689	47,030	88,577
30 (Age 54)	250,000	250,000	250,000	20,153	61,416	137,072
35 (Age 59)	250,000	250,000	288,645	18,254	77,349	209,163

79

40 (Age 64)	250,000	250,000	390,802	13,131	94,886	315,163
45 (Age 69)	250,000	250,000	549,051	1,161	112,556	469,274
50 (Age 74)	*	250,000	755,840	*	129,083	693,431
55 (Age 79)	*	250,000	1,074,891	*	138,859	1,023,706
60 (Age 84)	*	250,000	1,569,899	*	130,815	1,495,142
65 (Age 89)	*	250,000	2,255,316	*	60,182	2,147,920
70 (Age 94)	*	*	3,124,003	*	*	3,062,748
76 (Age 100)	*	*	4,898,863	*	*	4,898,863

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)	End of Policy Year	0% (Gross) -0.95% (Net)	6% (Gross) 5.05% (Net)	10% (Gross) 9.05% (Net)
1	-	-	-	25	19,689	47,030	88,577
2	-	-	-	30 (Age 54)	20,153	61,416	137,072
3	234	689	1,015	35 (Age 59)	18,254	77,349	209,163
4	1,487	2,233	2,785	40 (Age 64)	13,131	94,886	315,163
5	2,749	3,855	4,702	45 (Age 69)	1,161	112,556	469,274
6	4,088	5,624	6,841	50 (Age 74)	*	129,083	693,431
7	5,472	7,511	9,181	55 (Age 79)	*	138,859	1,023,706
8	6,831	9,446	11,663	60 (Age 84)	*	130,815	1,495,142
9	8,165	11,433	14,299	65 (Age 89)	*	60,182	2,147,920
10	9,304	13,302	16,930	70 (Age 94)	*	*	3,062,748
15	14,009	23,075	32,794	76 (Age 100)	*	*	4,898,863
20	17,520	34,270	55,557

* In the absence of an additional payment, the Policy would lapse.

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Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, cash surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount band, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

Transamerica
P.O. Box 5068
Clearwater, Florida 33758-5068
1-800-322-7353
Facsimile: 1-800-322-7361
(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time)
www.tafinlife.com/vp

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More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant’s file numbers are listed below.

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AFSG serves as the principal underwriter for the Policies. More information about AFSG is available at http://www.nasd.com or by calling

1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.

SEC File No. 333-113442/811-4420

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AG13000-9/2006

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PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

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May 1, 2006

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TFLIC FREEDOM ELITE BUILDER IISM

issued through

TFLIC Series Life Account

by

Transamerica Financial Life Insurance Company

P.O. Box 5068

Clearwater, Florida 33758-5068

1-800-322-7353

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(727) 299-1531

Mailing Address

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499

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This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the TFLIC Freedom Elite Builder IISM flexible premium variable life insurance policy offered by Transamerica Financial Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2006, by calling

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1-800-322-7353 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the administrative office at, Transamerica, P.O. Box 5068, Clearwater, Florida 33758-5068. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

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This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the AEGON/Transamerica Series Trust – Initial Class Fidelity Variable Insurance Products Fund – Service Class 2 Shares and the ProFunds Trust.

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AG13001-5/2006

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_________________________

 Effective on or about July 31, 2006, this will be our mailing address. See the Glossary in this SAI for specific definitions of these offices.

Table of Contents

Glossary	1
The Policy – General Provisions	5
Ownership Rights	5
Our Right to Contest the Policy	6
Suicide Exclusion	6
Misstatement of Age or Gender	6
Modifying the Policy	6
Mixed and Shared Funding	7
Addition, Deletion or Substitution of Portfolios	7
Death Benefit	7
Additional Information	8
Settlement Options	8
Additional Information about Transamerica and the Separate Account	9
Legal Matters	9
Personalized Illustrations of Policy Benefits	10
Sale of the Policies	10
Reports to Owners	10
Records	11
Independent Registered Public Accounting Firm	11
Experts	11
Financial Statements	11
Underwriters	11
Underwriting Standards	11
IMSA	12
Performance Data	12
Other Performance Data in Advertising Sales Literature	12
Transamerica's Published Ratings	12
Index to Financial Statements	13
TFLIC Series Life Account	F-1

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Transamerica Financial Life Insurance Company	F-54

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i

Glossary

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accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office (effective on or about July 31, 2006)

Our administrative office and mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-322-7353. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time. Please do not send any premium payments, loan repayments, correspondence or notices to this address; send them to our mailing address (see below).

attained age	The issue age, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

Base Policy	The TFLIC Freedom Elite Builder II variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value

At the end of any valuation period, the sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds

The amount we will pay to the beneficiary(ies) on the insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including accrued loan interest, and any due and unpaid monthly deductions.

fixed account

An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in this prospectus. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

home office	Our home office address is 4 Manhattanville Road, Purchase, New York 10577. Please do not send any money, correspondence or notices to this office; send them to the mailing office.

in force	While coverage under the Policy or a supplemental rider, if any, is active and the insured's life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

insured	The person whose life is insured by the Policy.

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1

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issue age

The insured's age on his or her birthday on or prior to the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or prior to the date that the increase in specified amount takes effect. This age may be different from the attained age on other layers of specified amount coverage.

lapse

When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address (effective on or about July 31, 2006)	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments, loan repayments, correspondence and notices should be sent to this address.

minimum monthly guarantee premium

The amount shown on your Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A Policy with the Inflation Fighter Rider Level Premium initially has higher minimum monthly guarantee premiums than a Base Policy, but the minimum monthly guarantee premium does not increase annually. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse period guarantee is no longer in effect.

Monthiversary

This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction

The monthly Policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, all of which are deducted from the Policy’s cash value on each Monthiversary.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value

The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse date

For a Policy issued to an insured ages 0-60, the no lapse date is the earlier of the 20th Policy anniversary or when the insured reaches attained age 65. For a Policy issued to an insured ages 61-85, the no lapse date is the 5th Policy anniversary. The no lapse date is specified in your Policy.

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2

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date

The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date

The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account in the event you exercise your free-look right. The reallocation date is the Policy date, plus fifteen days.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account

The TFLIC Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount

The initial specified amount is the amount shown on the Base Policy's schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Base Policy's specified amount (including any increase in specified amount generated by the Inflation Fighter Rider Level Premium). Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge

If, during the first 10 Policy years (or during the 10-year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from the cash value.

termination	When the insured's life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

3

valuation date	Each day the New York Stock Exchange is open for trading. Transamerica is open for business whenever the New York Stock Exchange is open.

valuation period

The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Transamerica)	Transamerica Financial Life Insurance Company.

written notice

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

4

In order to supplement the description in the prospectus, the following provides additional information about Transamerica and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner	•	Change the owner by providing written notice to us at our administrative office at any time while the insured is alive and the Policy is in force.
	•	Change is effective as of the date it was signed.
	•	Changing the owner does not automatically change the beneficiary.
	•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
	•	We are not liable for payments we made before we received the written notice at our administrative office.

Choosing the Beneficiary	•	The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.
	•	If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
	•	If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
	•	If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

Changing the Beneficiary	•	The owner changes the beneficiary by providing written notice to us at our administrative office.
	•	Change is effective as of the date the owner signs the written notice.
	•	We are not liable for any payments we made before we received the written notice at our administrative office.

Assigning the Policy	•	The owner may assign Policy rights while the insured is alive.
	•	The owner retains any ownership rights that are not assigned.
	•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
	•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
	•	We are not:
> bound by any assignment unless we receive a written notice of the assignment at our administrative office;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our administrative office; or

5

	>	bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Selecting the tax test	•

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the death benefit payable under your Policy, the amount of premiums you may pay, and the amount of your monthly deduction.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

A new two year contestability period shall apply to each increase in specified amount that requires evidence of insurability (excluding automatic increases generated by the Inflation Fighter Rider Level Premium), beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

We cannot bring any legal action to contest the validity of the Policy after the Policy or requested increase that requires evidence of insurability, has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide within two years of the Policy date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide within two years from the effective date of any increase in specified amount that requires evidence of insurability, our liability with respect to such increase will be its cost of insurance charges and any monthly per unit charges.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge and per unit charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No registered representative may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

6

Mixed and Shared Funding

In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither the funds nor we currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, the funds’ Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Transamerica will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Death Benefit

To qualify as “life insurance” under the federal tax laws, this Policy must provide a minimum death benefit. The minimum death benefit will be determined as of the date of death of the insured. Under current federal tax law, either the “guideline premium” test or the “cash value accumulation” test may be used to determine whether the Policy qualifies as “life insurance” under the Internal Revenue Code.

7

The “guideline premium” test limits the dollar amount of payments you may make under a Policy; no such legal limits apply under the “cash value accumulation” test although we may apply our own limits. The factors used to determine the minimum death benefit applicable to a given cash value are different under the two tests.

You must elect one of the tax tests at the time of application for the Policy. You may not change tests. You should consult a qualified tax advisor in choosing between the “guideline premium” and the “cash value accumulation” tests and in choosing a death benefit option.

The minimum death benefit is computed by multiplying the cash value as of the date of the insured’s death by a limitation percentage for the insured’s age. Under the cash value accumulation test the cash value in this calculation is reduced by any applicable net single premium for riders that are qualified additional benefits before multiplying by the limitation percentage. The minimum death benefit factors will be adjusted to conform to any changes in federal tax laws.

Additional Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under any settlement option, the dollar amount of each payment will depend on four things:

•	the amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death;
•	the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 2.0%);
•	the mortality tables we use; and
•	the specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	•	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	•	We will stop making payments once we have made all the payments for the period selected.

Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's direction, we will make equal monthly installments:
	•	only for the life of the payee, at the end of which payments will end; or
	•	for the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or

8

•	for the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	•	We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
	•	Payments to the co-payee, if living, upon the payee's death will equal either:
> the full amount paid to the payee before the payee's death; or
> two-thirds of the amount paid to the payee before the payee's death.
	•	All payments will cease upon the death of the co-payee.

Additional Information about Transamerica and the Separate Account


Transamerica is a stock life insurance company that is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. Transamerica's home office is located at 4 Manhattanville Road, Purchase, New York 10577 and the mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068.


Transamerica was incorporated in 1947 under the laws of New York and is subject to regulation by the Superintendent of Insurance of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica is licensed to sell insurance in 49 states (including New York) and in the District of Columbia. Transamerica submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica established the separate account as a separate investment account under New York law in 1994. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Transamerica holds the assets of the separate account physically segregated and apart from the general account. Transamerica maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

Legal Matters


All matters relating to federal securities laws and New York law pertaining to the Policy have been passed upon by Robert F. Colby, Esq., Vice President and Assistant Secretary of Transamerica.


9

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

AFSG serves as principal underwriter for the Policies. AFSG’s home office is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. AFSG is an affiliate of Transamerica and, like Transamerica, is an indirect, wholly owned subsidiary of AEGON USA. AFSG is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD, Inc. AFSG is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with AFSG. Sales representatives are appointed as our insurance agents.


During fiscal years 2005, 2004, and 2003, the amounts paid to AFSG in connection with all Policies sold through the separate account were $2,696,946, $2,434,520, and $2,129,231, respectively. AFSG passes through commissions it receives to selling firms for their sales and does not retain any portion of them. Our parent company provides capital contributions to AFSG and pays for AFSG’s operating and other expenses, including overhead, legal and accounting fees.


We and/or AFSG, TCI or ISI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current cash value	>	any activity since the last report
>	the current net surrender value	>	projected values
>	the current death benefit	>	investment experience of each subaccount
>	outstanding loans	>	any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

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Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm


The financial statements of the Separate Account at December 31, 2005 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Transamerica at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


Experts

Actuarial matters included in this SAI have been examined by Lorne Schinbein, Vice President, Assistant Actuary and Illustration Actuary of Transamerica, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, as stated in the opinion filed as an exhibit to the registration statement.

Financial Statements


Transamerica's statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the separate account's financial statements and you should consider these statutory-basis financial statements and schedules only as bearing upon Transamerica's ability to meet our obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.



Transamerica's statutory-basis financial statements and schedules at December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.


The separate account’s financial statements, which included the Report of Independent Registered Public Accounting Firm, also appear on the following pages.

Underwriters

Underwriting Standards

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age.

Your cost of insurance charge will vary by the insured's gender, issue age on the Policy date, issue age at the time of any increase in specified amount, rate band, length of time from the Policy date or from the date of any requested increase in specified amount, and rate class. We currently place insureds into the following rate classes:

•	preferred elite;
•	preferred plus;
•	preferred;
•	non-tobacco;
•	preferred tobacco;
•	tobacco; and
•	juvenile – under 18.

11

The preferred rate classes are not available for Policies issued with a specified amount at a level for which our underwriting requirements do not require a blood test. We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco.

IMSA

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 240-497-2900.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount's performance to the performance of:
•	other variable life issuers in general;
•

variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

>

Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
	>	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
•	other types of investments, such as:
	>	certificates of deposit;
	>	savings accounts and U.S. Treasuries;
	>	certain interest rate and inflation indices (e.g., the Consumer Price Index); or
>

indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

Transamerica's Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

12

Index to Financial Statements

TFLIC Series Life Account:


Report of Independent Registered Public Accounting Firm, dated March 3, 2006

Statements of Assets and Liabilities at December 31, 2005

Statements of Operations for the year ended December 31, 2005

Statements of Changes in Net Assets for the years ended December 31, 2005 and 2004


Notes to the Financial Statements

Transamerica Financial Life Insurance Company


Report of Independent Registered Public Accounting Firm, dated February 17, 2006

Balance Sheets Statutory-Basis at December 31, 2005 and 2004

Statements of Operations Statutory-Basis for the years ended December 31, 2005, 2004 and 2003

Statements of Changes in Capital and Surplus Statutory-Basis for the years ended December 31, 2005, 2004 and 2003

Statements of Cash Flow Statutory-Basis for the years ended December 31, 2005, 2004 and 2003


Notes to Financial Statements--Statutory-Basis

Statutory-Basis Financial Statement Schedules

13

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of the TFLIC Series Life Account

Transamerica Financial Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the TFLIC Series Life Account (the Separate Account, a separate account of Transamerica Financial Life Insurance Company) as of December 31, 2005, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the TFLIC Series Life Account at December 31, 2005, and the results of their operations and changes in net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

March 3, 2006

0603-0726893	A Member Practice of Ernst & Young Global

TFLIC Series Life Account

Statements of Assets and Liabilities

At December 31, 2005

(all amounts except Accumulation Unit Value in thousands)

	TFLIC Transamerica Money Market Subaccount	TFLIC AEGON Bond Subaccount	TFLIC Janus Growth Subaccount	TFLIC Templeton Great Companies Global Subaccount	TFLIC Van Kampen Mid Cap Growth Subaccount

Assets:
Investment in securities:
Number of shares	474	33	148	118	173

Cost	$474	$403	$4,899	$2,199	$3,265

Investment, at net asset value	$474	$385	$5,674	$2,217	$3,317
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	0	0	0	0

Total assets	474	385	5,674	2,217	3,317

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	15	0	3	0	0

Total liabilities	15	0	3	0	0

Net assets	$459	$385	$5,671	$2,217	$3,317

Net Assets Consists of:
Contract owners’ equity:
Class A	$450	$365	$5,659	$2,194	$3,293
Class B	9	0	12	0	1
Depositor’s equity:
Class A	$0	$0	$0	$0	$0
Class B	0	20	0	23	23

Net assets applicable to units outstanding	$459	$385	$5,671	$2,217	$3,317

Policy owners’ units:
Class A	40	26	713	223	334
Class B	1	0	1	0	0
Depositor’s units:
Class A	0	0	0	0	0
Class B	0	2	0	2	2
Total units outstanding:
Class A	40	26	713	223	334
Class B	1	2	1	2	2
Accumulation unit value:
Class A	$11.35	$13.98	$7.93	$9.83	$9.86
Class B	10.23	10.17	12.23	11.75	11.69

See accompanying notes.

TFLIC Series Life Account

Statements of Assets and Liabilities

At December 31, 2005

(all amounts except Accumulation Unit Value in thousands)

	TFLIC Federated Growth & Income Subaccount	TFLIC Transamerica Value Balanced Subaccount	TFLIC Mercury Large Cap Value Subaccount	TFLIC American Century International Subaccount	TFLIC Third Avenue Value Subaccount

Assets:
Investment in securities:
Number of shares	65	50	16	(82)	56

Cost	$1,039	$610	$254	$580	$952

Investment, at net asset value	$1,073	$646	$293	$716	$1,351
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	1	0	0	0	0

Total assets	1,074	646	293	716	1,351

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$1,074	$646	$293	$716	$1,351

Net Assets Consists of:
Contract owners’ equity:
Class A	$1,049	$623	$265	$716	$1,322
Class B	3	0	2	0	2
Depositor’s equity:
Class A	$0	$0	$0	$0	$0
Class B	22	23	26	0	27

Net assets applicable to units outstanding	$1,074	$646	$293	$716	$1,351

Policy owners’ units:
Class A	54	48	17	74	48
Class B	0	0	0	0	0
Depositor’s units:
Class A	0	0	0	0	0
Class B	2	2	2	0	2
Total units outstanding:
Class A	54	48	17	74	48
Class B	2	2	2	0	2
Accumulation unit value:
Class A	$19.36	$13.03	$15.30	$9.68	$27.72
Class B	10.79	11.33	12.95	n/a	13.32

See accompanying notes.

TFLIC Series Life Account

Statements of Assets and Liabilities

At December 31, 2005

(all amounts except Accumulation Unit Value in thousands)

	TFLIC Clarion Global Real Estate Securities Subaccount	TFLIC Marsico Growth Subaccount	TFLIC Munder Net50 Subaccount	TFLIC T. Rowe Price Equity Income Subaccount	TFLIC T. Rowe Price Small Cap Subaccount

Assets:
Investment in securities:
Number of shares	38	13	20	9	35

Cost	$605	$114	$160	$143	$369

Investment, at net asset value	$746	$140	$209	$185	$388
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	0	0	0	0

Total assets	746	140	209	185	388

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$746	$140	$209	$185	$388

Net Assets Consists of:
Contract owners’ equity:
Class A	$715	$116	$183	$162	$359
Class B	6	0	1	0	4
Depositor’s equity:
Class A	$0	$0	$0	$0	$0
Class B	25	24	25	23	25

Net assets applicable to units outstanding	$746	$140	$209	$185	$388

Policy owners’ units:
Class A	27	11	18	14	29
Class B	0	0	0	0	0
Depositor’s units:
Class A	0	0	0	0	0
Class B	2	2	2	2	2
Total units outstanding:
Class A	27	11	18	14	29
Class B	2	2	2	2	2
Accumulation unit value:
Class A	$26.49	$10.19	$10.23	$11.57	$12.57
Class B	12.71	11.91	12.35	11.31	12.47

See accompanying notes.

TFLIC Series Life Account

Statements of Assets and Liabilities

At December 31, 2005

(all amounts except Accumulation Unit Value in thousands)

	TFLIC Salomon All Cap Subaccount	TFLIC J.P. Morgan Mid Cap Value Subaccount	TFLIC Great Companies - AmericaSM Subaccount	TFLIC Great Companies - TechnologySM Subaccount	TFLIC Asset Allocation - Conservative Portfolio Subaccount

Assets:
Investment in securities:
Number of shares	70	27	45	41	30

Cost	$858	$336	$423	$153	$334

Investment, at net asset value	$1,034	$435	$461	$180	$344
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	0	0	0	0

Total assets	1,034	435	461	180	344

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$1,034	$435	$461	$180	$344

Net Assets Consists of:
Contract owners’ equity:
Class A	$1,011	$411	$438	$158	$322
Class B	0	0	0	0	0
Depositor’s equity:
Class A	$0	$0	$0	$0	$0
Class B	23	24	23	22	22

Net assets applicable to units outstanding	$1,034	$435	$461	$180	$344

Policy owners’ units:
Class A	70	27	46	42	26
Class B	0	0	0	0	0
Depositor’s units:
Class A	0	0	0	0	0
Class B	2	2	2	2	2
Total units outstanding:
Class A	70	27	46	42	26
Class B	2	2	2	2	2
Accumulation unit value:
Class A	$14.51	$15.43	$9.49	$3.76	$12.48
Class B	11.33	11.93	11.20	10.99	11.06

See accompanying notes.

TFLIC Series Life Account

Statements of Assets and Liabilities

At December 31, 2005

(all amounts except Accumulation Unit Value in thousands)

	TFLIC Asset Allocation - Moderate Portfolio Subaccount	TFLIC Asset Allocation - Moderate Growth Portfolio Subaccount	TFLIC Asset Allocation - Growth Portfolio Subaccount	TFLIC PIMCO Total Return Subaccount	TFLIC Transamerica Balanced Subaccount

Assets:
Investment in securities:
Number of shares	177	545	499	7	5

Cost	$1,932	$5,996	$5,567	$74	$57

Investment, at net asset value	$2,163	$6,980	$6,410	$74	$61
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	4	17	5	0	0

Total assets	2,167	6,997	6,415	74	61

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$2,167	$6,997	$6,415	$74	$61

Net Assets Consists of:
Contract owners’ equity:
Class A	$2,137	$6,868	$6,222	$53	$38
Class B	30	129	193	0	0
Depositor’s equity:
Class A	$0	$0	$0	$0	$0
Class B	0	0	0	21	23

Net assets applicable to units outstanding	$2,167	$6,997	$6,415	$74	$61

Policy owners’ units:
Class A	168	525	470	5	3
Class B	3	11	16	0	0
Depositor’s units:
Class A	0	0	0	0	0
Class B	0	0	0	2	2
Total units outstanding:
Class A	168	525	470	5	3
Class B	3	11	16	2	2
Accumulation unit value:
Class A	$12.74	$13.08	$13.25	$11.53	$12.55
Class B	11.46	11.95	12.38	10.21	11.60

See accompanying notes.

TFLIC Series Life Account

Statements of Assets and Liabilities

At December 31, 2005

(all amounts except Accumulation Unit Value in thousands)

	TFLIC Transamerica Convertible Securities Subaccount	TFLIC Transamerica Equity Subaccount	TFLIC Transamerica Growth Opportunities Subaccount	TFLIC Capital Guardian Value Subaccount	TFLIC Transamerica Small/Mid Cap Value Subaccount

Assets:
Investment in securities:
Number of shares	6	172	115	3	4

Cost	$62	$3,526	$1,608	$58	$74

Investment, at net asset value	$65	$4,094	$1,804	$67	$81
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	9	0	0	0

Total assets	65	4,103	1,804	67	81

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$65	$4,103	$1,804	$67	$81

Net Assets Consists of:
Contract owners’ equity:
Class A	$9	$4,072	$1,779	$10	$54
Class B	0	5	0	0	2
Depositor’s equity:
Class A	$33	$0	$0	$33	$0
Class B	23	26	25	24	25

Net assets applicable to units outstanding	$65	$4,103	$1,804	$67	$81

Policy owners’ units:
Class A	1	277	130	1	4
Class B	0	0	0	0	0
Depositor’s units:
Class A	3	0	0	2	0
Class B	2	3	2	2	2
Total units outstanding:
Class A	4	277	130	3	4
Class B	2	3	2	2	2
Accumulation unit value:
Class A	$13.11	$14.71	$13.71	$13.03	$12.88
Class B	11.42	12.97	12.56	11.90	12.63

See accompanying notes.

TFLIC Series Life Account

Statements of Assets and Liabilities

At December 31, 2005

(all amounts except Accumulation Unit Value in thousands)

	TFLIC Transamerica U.S. Government Securities Subaccount	TFLIC J.P. Morgan Enhanced Index Subaccount	TFLIC MFS High Yield Subaccount	TFLIC Capital Guardian US Equity Subaccount	Fidelity VIP Growth Opportunities Portfolio Subaccount

Assets:
Investment in securities:
Number of shares	5	2	5	3	7

Cost	$56	$30	$51	$29	$100

Investment, at net asset value	$55	$34	$50	$36	$121
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	0	0	0	0

Total assets	55	34	50	36	121

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$55	$34	$50	$36	$121

Net Assets Consists of:
Contract owners’ equity:
Class A	$7	$11	$5	$5	$121
Class B	0	0	0	0	0
Depositor’s equity:
Class A	$28	$0	$24	$31	$0
Class B	20	23	21	0	0

Net assets applicable to units outstanding	$55	$34	$50	$36	$121

Policy owners’ units:
Class A	1	1	0	0	15
Class B	0	0	0	0	0
Depositor’s units:
Class A	2	0	2	3	0
Class B	2	2	2	0	0
Total units outstanding:
Class A	3	1	2	3	15
Class B	2	2	2	0	0
Accumulation unit value:
Class A	$11.08	$11.70	$11.97	$12.46	$7.91
Class B	10.15	11.19	10.44	n/a	n/a

See accompanying notes.

TFLIC Series Life Account

Statements of Assets and Liabilities

At December 31, 2005

(all amounts except Accumulation Unit Value in thousands)

	Fidelity VIP Contrafund® Portfolio Subaccount	Fidelity VIP Equity-Income Portfolio Subaccount	Fidelity VIP Index 500 Portfolio Subaccount

Assets:
Investment in securities:
Number of shares	11	11	0

Cost	$246	$231	$46

Investment, at net asset value	$350	$273	$52
Dividend receivable	0	0	0
Transfers receivable from depositor	0	0	0

Total assets	350	273	52

Liabilities:
Accrued expenses	0	0	0
Transfers payable to depositor	0	0	0

Total liabilities	0	0	0

Net assets	$350	$273	$52

Net Assets Consists of:
Contract owners’ equity:
Class A	$350	$273	$1
Class B	0	0	0
Depositor’s equity:
Class A	$0	$0	$28
Class B	0	0	23

Net assets applicable to units outstanding	$350	$273	$52

Policy owners’ units:
Class A	29	22	1
Class B	0	0	0
Depositor’s units:
Class A	0	0	1
Class B	0	0	2
Total units outstanding:
Class A	29	22	2
Class B	0	0	2
Accumulation unit value:
Class A	$11.90	$11.97	$11.37
Class B	n/a	n/a	11.31

See accompanying notes.

TFLIC Series Life Account

Statements of Operations

For the Year Ended December 31, 2005

(all amounts in thousands)

	TFLIC Transamerica Money Market Subaccount	TFLIC AEGON Bond Subaccount	TFLIC Janus Growth Subaccount	TFLIC Templeton Great Companies Global Subaccount	TFLIC Van Kampen Mid Cap Growth Subaccount

Investment Income:
Dividend income	$12	$20	$0	$22	$3

Total Investment Income	12	20	0	22	3

Expenses:
Mortality and expense risk:
Class A	4	3	46	18	27
Class B	0	0	0	0	0

Total expenses	4	3	46	18	27

Net investment income (loss)	8	17	(46)	4	(24)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	0	(2)	26	(10)	(11)
S-T realized gain distributions	0	0	0	0	0
L-T realized gain distributions	0	1	0	0	0
Change in unrealized appreciation (depreciation)	0	(11)	493	143	243

Net gain (loss) on investment securities	0	(12)	519	133	232

Net increase (decrease) in net assets resulting from operations	$8	$5	$473	$137	$208

	TFLIC Federated Growth & Income Subaccount	TFLIC Transamerica Value Balanced Subaccount	TFLIC Mercury Large Cap Value Subaccount	TFLIC American Century International Subaccount	TFLIC Third Avenue Value Subaccount

Investment Income:
Dividend income	$23	$16	$2	$5	$6

Total Investment Income	23	16	2	5	6

Expenses:
Mortality and expense risk:
Class A	9	5	2	6	10
Class B	0	0	0	0	0

Total expenses	9	5	2	6	10

Net investment income (loss)	14	11	0	(1)	(4)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	6	6	4	14	27
S-T realized gain distributions	23	2	1	15	3
L-T realized gain distributions	61	46	11	46	25
Change in unrealized appreciation (depreciation)	(63)	(31)	13	1	135

Net gain (loss) on investment securities	27	23	29	76	190

Net increase (decrease) in net assets resulting from operations	$41	$34	$29	$75	$186

See accompanying notes.

TFLIC Series Life Account

Statements of Operations

For the Year Ended December 31, 2005

(all amounts in thousands)

	TFLIC Clarion Global Real Estate Securities Subaccount	TFLIC Marsico Growth Subaccount	TFLIC Munder Net50 Subaccount	TFLIC T. Rowe Price Equity Income Subaccount	TFLIC T. Rowe Price Small Cap Subaccount

Investment Income:
Dividend income	$10	$0	$0	$3	$0

Total Investment Income	10	0	0	3	0

Expenses:
Mortality and expense risk:
Class A	5	1	1	1	3
Class B	0	0	0	0	0

Total expenses	5	1	1	1	3

Net investment income (loss)	5	(1)	(1)	2	(3)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	22	5	4	(3)	5
S-T realized gain distributions	13	0	0	1	0
L-T realized gain distributions	39	0	0	12	68
Change in unrealized appreciation (depreciation)	(2)	7	12	(6)	(35)

Net gain (loss) on investment securities	72	12	16	4	38

Net increase (decrease) in net assets resulting from operations	$77	$11	$15	$6	$35

	TFLIC Salomon All Cap Subaccount	TFLIC J.P. Morgan Mid Cap Value Subaccount	TFLIC Great Companies - AmericaSM Subaccount	TFLIC Great Companies - TechnologySM Subaccount	TFLIC Asset Allocation - Conservative Portfolio Subaccount

Investment Income:
Dividend income	$6	$1	$4	$1	$9

Total Investment Income	6	1	4	1	9

Expenses:
Mortality and expense risk:
Class A	9	3	4	2	3
Class B	0	0	0	0	0

Total expenses	9	3	4	2	3

Net investment income (loss)	(3)	(2)	0	(1)	6

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	15	8	4	2	3
S-T realized gain distributions	0	1	0	0	1
L-T realized gain distributions	0	5	0	0	24
Change in unrealized appreciation (depreciation)	20	20	10	1	(18)

Net gain (loss) on investment securities	35	34	14	3	10

Net increase (decrease) in net assets resulting from operations	$32	$32	$14	$2	$16

See accompanying notes.

TFLIC Series Life Account

Statements of Operations

For the Year Ended December 31, 2005

(all amounts in thousands)

	TFLIC Asset Allocation - Moderate Portfolio Subaccount	TFLIC Asset Allocation - Moderate Growth Portfolio Subaccount	TFLIC Asset Allocation - Growth Portfolio Subaccount	TFLIC PIMCO Total Return Subaccount	TFLIC Transamerica Balanced Subaccount

Investment Income:
Dividend income	$34	$65	$24	$1	$1

Total Investment Income	34	65	24	1	1

Expenses:
Mortality and expense risk:
Class A	16	48	42	1	1
Class B	0	1	1	0	0

Total expenses	16	49	43	1	1

Net investment income (loss)	18	16	(19)	0	0

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	11	47	40	0	1
S-T realized gain distributions	0	10	19	1	2
L-T realized gain distributions	77	184	226	1	2
Change in unrealized appreciation (depreciation)	21	288	341	(1)	(1)

Net gain (loss) on investment securities	109	529	626	1	4

Net increase (decrease) in net assets resulting from operations	$127	$545	$607	$1	$4

	TFLIC Transamerica Convertible Securities Subaccount	TFLIC Transamerica Equity Subaccount	TFLIC Transamerica Growth Opportunities Subaccount	TFLIC Capital Guardian Value Subaccount	TFLIC Transamerica Small/Mid Cap Value Subaccount

Investment Income:
Dividend income	$1	$13	$0	$1	$0

Total Investment Income	1	13	0	1	0

Expenses:
Mortality and expense risk:
Class A	0	31	14	0	0
Class B	0	0	0	0	0

Total expenses	0	31	14	0	0

Net investment income (loss)	1	(18)	(14)	1	0

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	1	14	3	0	4
S-T realized gain distributions	4	0	5	1	1
L-T realized gain distributions	2	56	120	2	2
Change in unrealized appreciation (depreciation)	(6)	486	123	1	0

Net gain (loss) on investment securities	1	556	251	4	7

Net increase (decrease) in net assets resulting from operations	$2	$538	$237	$5	$7

See accompanying notes.

TFLIC Series Life Account

Statements of Operations

For the Year Ended December 31, 2005

(all amounts in thousands)

	TFLIC Transamerica U.S. Government Securities Subaccount	TFLIC J.P. Morgan Enhanced Index Subaccount	TFLIC MFS High Yield Subaccount	TFLIC Capital Guardian U.S. Equity Subaccount

Investment Income:
Dividend income	$2	$1	$4	$0

Total Investment Income	2	1	4	0

Expenses:
Mortality and expense risk:
Class A	0	0	0	0
Class B	0	0	0	0

Total expenses	0	0	0	0

Net investment income (loss)	2	1	4	0

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	0	4	0	0
S-T realized gain distributions	0	0	0	0
L-T realized gain distributions	1	0	1	1
Change in unrealized appreciation (depreciation)	(2)	(3)	(4)	1

Net gain (loss) on investment securities	(1)	1	(3)	2

Net increase (decrease) in net assets resulting from operations	$1	$2	$1	$2

	Fidelity VIP Growth Opportunities Portfolio Subaccount	Fidelity VIP Contrafund® Portfolio Subaccount	Fidelity VIP Equity-Income Portfolio Subaccount	Fidelity VIP Index 500 Portfolio Subaccount

Investment Income:
Dividend income	$1	$0	$4	$1

Total Investment Income	1	0	4	1

Expenses:
Mortality and expense risk:
Class A	1	3	2	1
Class B	0	0	0	0

Total expenses	1	3	2	1

Net investment income (loss)	0	(3)	2	0

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	1	10	2	0
S-T realized gain distributions	0	0	1	0
L-T realized gain distributions	0	0	8	0
Change in unrealized appreciation (depreciation)	8	38	0	2

Net gain (loss) on investment securities	9	48	11	2

Net increase (decrease) in net assets resulting from operations	$9	$45	$13	$2

See accompanying notes.

TFLIC Series Life Account

Statements of Changes In Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Transamerica Money Market Subaccount		TFLIC AEGON Bond Subaccount		TFLIC Janus Growth Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$8	$0	$17	$20	$(46)	$(39)

Net gain (loss) on investment securities	0	0	(12)	(8)	519	659

Net increase (decrease) in net assets resulting from operations	8	0	5	12	473	620

Capital Unit Transactions:

Proceeds from units sold (transferred)	192	113	73	58	900	1,045

Less cost of units redeemed:

Administrative charges	37	36	32	34	382	387

Policy loans	5	0	0	0	55	45

Surrender benefits	46	16	13	22	243	253

Death benefits	0	0	0	0	0	3

	88	52	45	56	680	688

Increase (decrease) in net assets from capital unit transactions	104	61	28	2	220	357

Net increase (decrease) in net assets	112	61	33	14	693	977

Depositor’s equity contribution (net redemption)	(20)	20	0	20	(24)	20

Net Assets:

Beginning of period	367	286	352	318	5,002	4,005

End of period	$459	$367	$385	$352	$5,671	$5,002

See accompanying notes.

TFLIC Series Life Account

Statements of Changes In Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Templeton Great Companies Global Subaccount		TFLIC Van Kampen Mid Cap Growth Subaccount		TFLIC Federated Growth & Income Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$4	$(16)	$(24)	$(24)	$14	$26

Net gain (loss) on investment securities	133	170	232	198	27	42

Net increase (decrease) in net assets resulting from operations	137	154	208	174	41	68

Capital Unit Transactions:

Proceeds from units sold (transferred)	292	447	566	675	246	243

Less cost of units redeemed:

Administrative charges	149	155	236	240	82	75

Policy loans	24	16	40	23	7	6

Surrender benefits	85	105	136	141	41	59

Death benefits	0	1	0	1	0	0

	258	277	412	405	130	140

Increase (decrease) in net assets from capital unit transactions	34	170	154	270	116	103

Net increase (decrease) in net assets	171	324	362	444	157	171

Depositor’s equity contribution (net redemption)	0	20	0	20	0	20

Net Assets:

Beginning of period	2,046	1,702	2,955	2,491	917	726

End of period	$2,217	$2,046	$3,317	$2,955	$1,074	$917

See accompanying notes.

TFLIC Series Life Account

Statements of Changes In Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Transamerica Value Balanced Subaccount		TFLIC Mercury Large Cap Value Subaccount		TFLIC American Century International Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$11	$2	$0	$2	$(1)	$(5)

Net gain (loss) on investment securities	23	47	29	19	76	77

Net increase (decrease) in net assets resulting from operations	34	49	29	21	75	72

Capital Unit Transactions:

Proceeds from units sold (transferred)	94	222	148	39	119	145

Less cost of units redeemed:

Administrative charges	53	55	16	9	47	48

Policy loans	3	4	6	0	0	3

Surrender benefits	29	31	10	5	46	24

Death benefits	0	0	0	0	0	0

	85	90	32	14	93	75

Increase (decrease) in net assets from capital unit transactions	9	132	116	25	26	70

Net increase (decrease) in net assets	43	181	145	46	101	142

Depositor’s equity contribution (net redemption)	0	20	0	(9)	0	(21)

Net Assets:

Beginning of period	603	402	148	111	615	494

End of period	$646	$603	$293	$148	$716	$615

See accompanying notes.

TFLIC Series Life Account

Statements of Changes In Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Third Avenue Value Subaccount		TFLIC Clarion Global Real Estate Securities Subaccount		TFLIC Marsico Growth Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$(4)	$(1)	$5	$7	$(1)	$(1)

Net gain (loss) on investment securities	190	169	72	106	12	18

Net increase (decrease) in net assets resulting from operations	186	168	77	113	11	17

Capital Unit Transactions:

Proceeds from units sold (transferred)	346	256	234	155	23	25

Less cost of units redeemed:

Administrative charges	70	60	50	36	9	10

Policy loans	5	3	7	3	0	0

Surrender benefits	43	32	20	31	27	17

Death benefits	0	0	0	0	0	0

	118	95	77	70	36	27

Increase (decrease) in net assets from capital unit transactions	228	161	157	85	(13)	(2)

Net increase (decrease) in net assets	414	329	234	198	(2)	15

Depositor’s equity contribution (net redemption)	0	20	0	20	0	(4)

Net Assets:

Beginning of period	937	588	512	294	142	131

End of period	$1,351	$937	$746	$512	$140	$142

See accompanying notes.

TFLIC Series Life Account

Statements of Changes In Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Munder Net50 Subaccount		TFLIC T. Rowe Price Equity Income Subaccount		TFLIC T. Rowe Price Small Cap Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$(1)	$(1)	$2	$1	$(3)	$(3)

Net gain (loss) on investment securities	16	27	4	17	38	32

Net increase (decrease) in net assets resulting from operations	15	26	6	18	35	29

Capital Unit Transactions:

Proceeds from units sold (transferred)	36	63	38	51	62	87

Less cost of units redeemed:

Administrative charges	12	12	13	12	21	20

Policy loans	3	0	0	0	4	0

Surrender benefits	6	5	8	1	15	25

Death benefits	0	0	0	0	0	0

	21	17	21	13	40	45

Increase (decrease) in net assets from capital unit transactions	15	46	17	38	22	42

Net increase (decrease) in net assets	30	72	23	56	57	71

Depositor’s equity contribution (net redemption)	0	(4)	0	(6)	0	(8)

Net Assets:

Beginning of period	179	111	162	112	331	268

End of period	$209	$179	$185	$162	$388	$331

See accompanying notes.

TFLIC Series Life Account

Statements of Changes In Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Salomon All Cap Subaccount		TFLIC J.P. Morgan Mid Cap Value Subaccount		TFLIC Great Companies - AmericaSM Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$(3)	$(6)	$(2)	$(3)	$0	$(1)

Net gain (loss) on investment securities	35	77	34	43	14	9

Net increase (decrease) in net assets resulting from operations	32	71	32	40	14	8

Capital Unit Transactions:

Proceeds from units sold (transferred)	164	235	94	76	64	248

Less cost of units redeemed:

Administrative charges	71	72	29	28	33	32

Policy loans	10	1	4	2	4	0

Surrender benefits	57	85	12	13	27	21

Death benefits	0	0	0	0	0	0

	138	158	45	43	64	53

Increase (decrease) in net assets from capital unit transactions	26	77	49	33	0	195

Net increase (decrease) in net assets	58	148	81	73	14	203

Depositor’s equity contribution (net redemption)	0	20	0	20	0	(3)

Net Assets:

Beginning of period	976	808	354	261	447	247

End of period	$1,034	$976	$435	$354	$461	$447

See accompanying notes.

TFLIC Series Life Account

Statements of Changes In Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Great Companies - TechnologySM Subaccount		TFLIC Asset Allocation Conservative Portfolio Subaccount		TFLIC Asset Allocation Moderate Portfolio Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$(1)	$(1)	$6	$0	$18	$2

Net gain (loss) on investment securities	3	13	10	17	109	123

Net increase (decrease) in net assets resulting from operations	2	12	16	17	127	125

Capital Unit Transactions:

Proceeds from units sold (transferred)	27	34	158	93	872	890

Less cost of units redeemed:

Administrative charges	10	12	38	26	260	203

Policy loans	0	0	0	0	2	0

Surrender benefits	7	11	18	2	59	52

Death benefits	0	0	0	0	0	0

	17	23	56	28	321	255

Increase (decrease) in net assets from capital unit transactions	10	11	102	65	551	635

Net increase (decrease) in net assets	12	23	118	82	678	760

Depositor’s equity contribution (net redemption)	0	11	0	(9)	(23)	20

Net Assets:

Beginning of period	168	134	226	153	1,512	732

End of period	$180	$168	$344	$226	$2,167	$1,512

See accompanying notes.

TFLIC Series Life Account

Statements of Changes In Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Asset Allocation Moderate Growth Portfolio Subaccount		TFLIC Asset Allocation Growth Portfolio Subaccount		TFLIC PIMCO Total Return Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$16	$(3)	$(19)	$0	$0	$1

Net gain (loss) on investment securities	529	438	626	341	1	0

Net increase (decrease) in net assets resulting from operations	545	435	607	341	1	1

Capital Unit Transactions:

Proceeds from units sold (transferred)	3,057	2,557	3,265	2,191	20	23

Less cost of units redeemed:

Administrative charges	673	477	590	342	6	5

Policy loans	0	16	0	12	0	0

Surrender benefits	279	171	270	103	4	0

Death benefits	5	2	0	0	0	0

	957	666	860	457	10	5

Increase (decrease) in net assets from capital unit transactions	2,100	1,891	2,405	1,734	10	18

Net increase (decrease) in net assets	2,645	2,326	3,012	2,075	11	19

Depositor’s equity contribution (net redemption)	(24)	20	(24)	(8)	0	20

Net Assets:

Beginning of period	4,376	2,030	3,427	1,360	63	24

End of period	$6,997	$4,376	$6,415	$3,427	$74	$63

See accompanying notes.

TFLIC Series Life Account

Statements of Changes In Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Transamerica Balanced Subaccount		TFLIC Transamerica Convertible Securities Subaccount		TFLIC Transamerica Equity Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$0	$0	$1	$1	$(18)	$(18)

Net gain (loss) on investment securities	4	5	1	5	556	386

Net increase (decrease) in net assets resulting from operations	4	5	2	6	538	368

Capital Unit Transactions:

Proceeds from units sold (transferred)	16	18	3	6	733	3,110

Less cost of units redeemed:

Administrative charges	4	5	1	1	264	178

Policy loans	1	0	0	0	43	14

Surrender benefits	6	1	0	0	154	97

Death benefits	0	0	0	0	0	1

	11	6	1	1	461	290

Increase (decrease) in net assets from capital unit transactions	5	12	2	5	272	2,820

Net increase (decrease) in net assets	9	17	4	11	810	3,188

Depositor’s equity contribution (net redemption)	0	(7)	0	20	0	(9)

Net Assets:

Beginning of period	52	42	61	30	3,293	114

End of period	$61	$52	$65	$61	$4,103	$3,293

See accompanying notes.

TFLIC Series Life Account

Statements of Changes In Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Transamerica Growth Opportunities Subaccount		TFLIC Capital Guardian Value Subaccount		TFLIC Transamerica Small/Mid Cap Value Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004(1)

Operations:

Net investment income (loss)	$(14)	$(8)	$1	$0	$0	$(1)

Net gain (loss) on investment securities	251	129	4	7	7	7

Net increase (decrease) in net assets resulting from operations	237	121	5	7	7	6

Capital Unit Transactions:

Proceeds from units sold (transferred)	283	1,470	6	5	53	3

Less cost of units redeemed:

Administrative charges	121	82	2	1	1	0

Policy loans	12	10	0	0	0	0

Surrender benefits	53	66	0	1	0	0

Death benefits	0	0	0	0	0	0

	186	158	2	2	1	0

Increase (decrease) in net assets from capital unit transactions	97	1,312	4	3	52	3

Net increase (decrease) in net assets	334	1,433	9	10	59	9

Depositor’s equity contribution (net redemption)	0	(9)	0	20	(32)	45

Net Assets:

Beginning of period	1,470	46	58	28	54	0

End of period	$1,804	$1,470	$67	$58	$81	$54

See accompanying notes.

TFLIC Series Life Account

Statements of Changes In Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Transamerica U.S. Government Securities Subaccount		TFLIC J.P. Morgan Enhanced Index Subaccount		TFLIC MFS High Yield Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$2	$1	$1	$0	$4	$2

Net gain (loss) on investment securities	(1)	0	1	5	(3)	1

Net increase (decrease) in net assets resulting from operations	1	1	2	5	1	3

Capital Unit Transactions:

Proceeds from units sold (transferred)	4	3	6	4	4	2

Less cost of units redeemed:

Administrative charges	1	1	1	1	2	0

Policy loans	0	0	0	0	0	0

Surrender benefits	0	1	0	0	0	0

Death benefits	0	0	0	0	0	0

	1	2	1	1	2	0

Increase (decrease) in net assets from capital unit transactions	3	1	5	3	2	2

Net increase (decrease) in net assets	4	2	7	8	3	5

Depositor’s equity contribution (net redemption)	0	20	(30)	20	0	20

Net Assets:

Beginning of period	51	29	57	29	47	22

End of period	$55	$51	$34	$57	$50	$47

See accompanying notes.

TFLIC Series Life Account

Statements of Changes In Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Capital Guardian U.S. Equity Subaccount		Fidelity VIP Growth Opportunities Portfolio Subaccount		Fidelity VIP Contrafund® Portfolio Subaccount
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Operations:

Net investment income (loss)	$0	$0	$0	$(1)	$(3)	$(1)

Net gain (loss) on investment securities	2	3	9	7	48	37

Net increase (decrease) in net assets resulting from operations	2	3	9	6	45	36

Capital Unit Transactions:

Proceeds from units sold (transferred)	1	2	23	25	52	56

Less cost of units redeemed:

Administrative charges	1	0	8	8	19	20

Policy loans	0	0	0	0	3	0

Surrender benefits	0	1	2	3	8	10

Death benefits	0	0	0	0	0	0

	1	1	10	11	30	30

Increase (decrease) in net assets from capital unit transactions	0	1	13	14	22	26

Net increase (decrease) in net assets	2	4	22	20	67	62

Depositor’s equity contribution (net redemption)	0	0	0	(18)	0	(24)

Net Assets:

Beginning of period	34	30	99	97	283	245

End of period	$36	$34	$121	$99	$350	$283

See accompanying notes.

TFLIC Series Life Account

Statements of Changes In Net Assets

For the Year Ended

(all amounts in thousands)

	Fidelity VIP Equity Income Portfolio Subaccount		Fidelity VIP Index 500 Portfolio Subaccount
	December 31,		December 31,
	2005	2004	2005	2004(1)

Operations:

Net investment income (loss)	$2	$1	$0	$0

Net gain (loss) on investment securities	11	22	2	4

Net increase (decrease) in net assets resulting from operations	13	23	2	4

Capital Unit Transactions:

Proceeds from units sold (transferred)	40	57	2	0

Less cost of units redeemed:

Administrative charges	17	17	1	0

Policy loans	0	2	0	0

Surrender benefits	8	21	0	0

Death benefits	0	0	0	0

	25	40	1	0

Increase (decrease) in net assets from capital unit transactions	15	17	1	0

Net increase (decrease) in net assets	28	40	3	4

Depositor’s equity contribution (net redemption)	0	(27)	0	45

Net Assets:

Beginning of period	245	232	49	0

End of period	$273	$245	$52	$49

See accompanying notes.

TFLIC Series Life Account

Financial Highlights

At December 31, 2005

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
TFLIC Transamerica Money Market Subaccount
Class A	12/31/2005		$11.13	$0.22	$0.00	$0.22	$11.35
	12/31/2004		11.12	0.01	0.00	0.01	11.13
	12/31/2003		11.13	(0.01)	0.00	(0.01)	11.12
	12/31/2002		11.07	0.06	0.00	0.06	11.13
	12/31/2001		10.74	0.33	0.00	0.33	11.07
Class B	12/31/2005		10.02	0.21	0.00	0.21	10.23
	12/31/2004	(1)	10.00	0.02	0.00	0.02	10.02

TFLIC AEGON Bond Subaccount
Class A	12/31/2005		13.79	0.63	(0.44)	0.19	13.98
	12/31/2004		13.31	0.84	(0.36)	0.48	13.79
	12/31/2003		12.88	0.51	(0.08)	0.43	13.31
	12/31/2002		11.82	0.47	0.59	1.06	12.88
	12/31/2001		11.03	(0.03)	0.82	0.79	11.82
Class B	12/31/2005		10.02	0.46	(0.31)	0.15	10.17
	12/31/2004	(1)	10.00	(0.02)	0.04	0.02	10.02

TFLIC Janus Growth Subaccount
Class A	12/31/2005		7.28	(0.07)	0.72	0.65	7.93
	12/31/2004		6.35	(0.06)	0.99	0.93	7.28
	12/31/2003		4.86	(0.05)	1.54	1.49	6.35
	12/31/2002		6.99	(0.05)	(2.08)	(2.13)	4.86
	12/31/2001		9.83	(0.07)	(2.77)	(2.84)	6.99
Class B	12/31/2005		11.21	(0.08)	1.10	1.02	12.23
	12/31/2004	(1)	10.00	(0.02)	1.23	1.21	11.21

TFLIC Templeton Great Companies Global Subaccount
Class A	12/31/2005		9.23	0.02	0.58	0.60	9.83
	12/31/2004		8.54	(0.08)	0.77	0.69	9.23
	12/31/2003		6.99	(0.07)	1.62	1.55	8.54
	12/31/2002		9.53	0.15	(2.69)	(2.54)	6.99
	12/31/2001		12.47	0.01	(2.95)	(2.94)	9.53
Class B	12/31/2005		11.02	0.03	0.70	0.73	11.75
	12/31/2004	(1)	10.00	(0.02)	1.04	1.02	11.02

TFLIC Van Kampen Mid-Cap Growth Subaccount
Class A	12/31/2005		9.25	(0.07)	0.68	0.61	9.86
	12/31/2004		8.71	(0.08)	0.62	0.54	9.25
	12/31/2003		6.86	(0.07)	1.92	1.85	8.71
	12/31/2002		10.34	(0.07)	(3.41)	(3.48)	6.86
	12/31/2001		15.63	(0.09)	(5.20)	(5.29)	10.34
Class B	12/31/2005		10.95	(0.07)	0.81	0.74	11.69
	12/31/2004	(1)	10.00	(0.02)	0.97	0.95	10.95

TFLIC Federated Growth & Income Subaccount
Class A	12/31/2005		18.61	0.27	0.48	0.75	19.36
	12/31/2004		17.20	0.57	0.84	1.41	18.61
	12/31/2003		13.68	0.52	3.00	3.52	17.20
	12/31/2002		13.67	0.70	(0.69)	0.01	13.68
	12/31/2001		11.92	0.12	1.63	1.75	13.67
Class B	12/31/2005		10.36	0.16	0.27	0.43	10.79
	12/31/2004	(1)	10.00	(0.02)	0.38	0.36	10.36

TFLIC Series Life Account

Financial Highlights (continued)

At December 31, 2005

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
TFLIC Transamerica Money Market Subaccount
Class A	12/31/2005		1.96%	$450	2.89%	0.90%
	12/31/2004		0.10	347	1.02	0.90
	12/31/2003		(0.11)	286	0.82	0.90
	12/31/2002		0.54	445	0.52	0.90
	12/31/2001		3.06	307	2.54	0.90
Class B	12/31/2005		2.11	9	2.86	0.75
	12/31/2004	(1)	0.18	20	0.33	0.75

TFLIC AEGON Bond Subaccount
Class A	12/31/2005		1.39	365	5.41	0.90
	12/31/2004		3.59	332	7.09	0.90
	12/31/2003		3.35	318	4.78	0.90
	12/31/2002		8.99	440	3.76	0.90
	12/31/2001		7.11	98	(0.27)	0.90
Class B	12/31/2005		1.53	20	5.30	0.75
	12/31/2004	(1)	0.18	20	0.00	0.75

TFLIC Janus Growth Subaccount
Class A	12/31/2005		8.97	5,659	0.00	0.90
	12/31/2004		14.50	4,979	0.00	0.90
	12/31/2003		30.82	4,005	0.00	0.90
	12/31/2002		(30.55)	2,553	(0.90)	0.90
	12/31/2001		(28.85)	2,539	(0.90)	0.90
Class B	12/31/2005		9.13	12	0.00	0.75
	12/31/2004	(1)	12.09	23	0.00	0.75

TFLIC Templeton Great Companies Global Subaccount
Class A	12/31/2005		6.51	2,194	1.07	0.90
	12/31/2004		8.09	2,024	0.00	0.90
	12/31/2003		22.15	1,702	0.00	0.90
	12/31/2002		(26.69)	1,229	1.91	0.90
	12/31/2001		(23.53)	1,387	0.07	0.90
Class B	12/31/2005		6.67	23	1.06	0.75
	12/31/2004	(1)	10.19	22	0.00	0.75

TFLIC Van Kampen Mid-Cap Growth Subaccount
Class A	12/31/2005		6.59	3,293	0.09	0.90
	12/31/2004		6.18	2,933	0.00	0.90
	12/31/2003		27.01	2,491	0.00	0.90
	12/31/2002		(33.66)	1,615	(0.80)	0.90
	12/31/2001		(33.83)	1,640	(0.81)	0.90
Class B	12/31/2005		6.75	24	0.09	0.75
	12/31/2004	(1)	9.48	22	0.00	0.75

TFLIC Federated Growth & Income Subaccount
Class A	12/31/2005		4.03	1,049	2.31	0.90
	12/31/2004		8.23	896	4.12	0.90
	12/31/2003		25.71	726	4.33	0.90
	12/31/2002		0.06	437	5.08	0.90
	12/31/2001		14.67	196	(0.90)	0.90
Class B	12/31/2005		4.18	25	2.31	0.75
	12/31/2004	(1)	3.62	21	0.00	0.75

TFLIC Series Life Account

Financial Highlights (continued)

At December 31, 2005

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
TFLIC Transamerica Value Balanced Subaccount
Class A	12/31/2005		$12.34	$0.22	$0.47	$0.69	$13.03
	12/31/2004		11.32	0.05	0.97	1.02	12.34
	12/31/2003		9.50	0.22	1.60	1.82	11.32
	12/31/2002		11.13	0.33	(1.96)	(1.63)	9.50
	12/31/2001		10.96	0.08	0.09	0.17	11.13
Class B	12/31/2005		10.71	0.20	0.42	0.62	11.33
	12/31/2004	(1)	10.00	(0.02)	0.73	0.71	10.71

TFLIC Mercury Large Cap Value Subaccount
Class A	12/31/2005		13.31	(0.02)	2.01	1.99	15.30
	12/31/2004		11.35	0.22	1.74	1.96	13.31
	12/31/2003		8.82	0.00	2.53	2.53	11.35
	12/31/2002		10.38	0.13	(1.69)	(1.56)	8.82
	12/31/2001		10.66	(0.08)	(0.20)	(0.28)	10.38
Class B	12/31/2005		11.25	(0.01)	1.71	1.70	12.95
	12/31/2004	(1)	10.00	(0.02)	1.27	1.25	11.25

TFLIC American Century International Subaccount
Class A	12/31/2005		8.66	(0.01)	1.03	1.02	9.68
	12/31/2004		7.64	(0.07)	1.09	1.02	8.66
	12/31/2003		6.15	(0.06)	1.55	1.49	7.64
	12/31/2002		7.88	(0.04)	(1.69)	(1.73)	6.15
	12/31/2001		10.38	0.18	(2.68)	(2.50)	7.88

TFLIC Third Avenue Value Subaccount
Class A	12/31/2005		23.54	(0.09)	4.27	4.18	27.72
	12/31/2004		19.03	(0.04)	4.55	4.51	23.54
	12/31/2003		13.99	(0.07)	5.11	5.04	19.03
	12/31/2002		16.02	0.13	(2.16)	(2.03)	13.99
	12/31/2001		15.22	(0.12)	0.92	0.80	16.02
Class B	12/31/2005		11.30	(0.03)	2.05	2.02	13.32
	12/31/2004	(1)	10.00	(0.02)	1.32	1.30	11.30

TFLIC Clarion Global Real Estate Securities Subaccount
Class A	12/31/2005		23.56	0.21	2.72	2.93	26.49
	12/31/2004		17.89	0.39	5.28	5.67	23.56
	12/31/2003		13.30	0.21	4.38	4.59	17.89
	12/31/2002		12.95	0.09	0.26	0.35	13.30
	12/31/2001		11.77	0.17	1.01	1.18	12.95
Class B	12/31/2005		11.29	0.11	1.31	1.42	12.71
	12/31/2004	(1)	10.00	(0.02)	1.31	1.29	11.29

TFLIC Marsico Growth Subaccount
Class A	12/31/2005		9.47	(0.08)	0.80	0.72	10.19
	12/31/2004		8.51	(0.08)	1.04	0.96	9.47
	12/31/2003		6.80	(0.07)	1.78	1.71	8.51
	12/31/2002		9.27	(0.06)	(2.41)	(2.47)	6.80
	12/31/2001		10.88	0.00	(1.61)	(1.61)	9.27
Class B	12/31/2005		11.05	(0.07)	0.93	0.86	11.91
	12/31/2004	(1)	10.00	(0.02)	1.07	1.05	11.05

TFLIC Series Life Account

Financial Highlights (continued)

At December 31, 2005

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
TFLIC Transamerica Value Balanced Subaccount
Class A	12/31/2005		5.64%	$623	2.67%	0.90%
	12/31/2004		8.98	581	1.32	0.90
	12/31/2003		19.09	402	3.10	0.90
	12/31/2002		(14.59)	299	3.37	0.90
	12/31/2001		1.55	86	0.76	0.90
Class B	12/31/2005		5.80	23	2.64	0.75
	12/31/2004	(1)	7.08	22	0.00	0.75

TFLIC Mercury Large Cap Value Subaccount
Class A	12/31/2005		14.91	265	0.73	0.90
	12/31/2004		17.28	125	2.76	0.90
	12/31/2003		28.62	111	0.86	0.90
	12/31/2002		(14.98)	72	1.38	0.90
	12/31/2001		(2.68)	57	(0.73)	0.90
Class B	12/31/2005		15.08	28	0.70	0.75
	12/31/2004	(1)	12.49	23	0.00	0.75

TFLIC American Century International Subaccount
Class A	12/31/2005		11.86	716	0.79	0.90
	12/31/2004		13.32	615	0.00	0.90
	12/31/2003		24.18	494	0.00	0.90
	12/31/2002		(21.89)	89	(0.57)	0.90
	12/31/2001		(24.12)	60	2.11	0.90

TFLIC Third Avenue Value Subaccount
Class A	12/31/2005		17.75	1,322	0.55	0.90
	12/31/2004		23.69	914	0.68	0.90
	12/31/2003		36.04	588	0.45	0.90
	12/31/2002		(12.66)	340	0.87	0.90
	12/31/2001		5.22	243	(0.77)	0.90
Class B	12/31/2005		17.92	29	0.53	0.75
	12/31/2004	(1)	12.99	23	0.00	0.75

TFLIC Clarion Global Real Estate Securities Subaccount
Class A	12/31/2005		12.46	715	1.77	0.90
	12/31/2004		31.67	490	2.89	0.90
	12/31/2003		34.53	294	2.27	0.90
	12/31/2002		2.67	170	0.68	0.90
	12/31/2001		10.06	72	1.42	0.90
Class B	12/31/2005		12.63	31	1.72	0.75
	12/31/2004	(1)	12.87	22	0.00	0.75

TFLIC Marsico Growth Subaccount
Class A	12/31/2005		7.62	116	0.08	0.90
	12/31/2004		11.25	120	0.00	0.90
	12/31/2003		25.21	131	0.00	0.90
	12/31/2002		(26.64)	82	(0.77)	0.90
	12/31/2001		(14.86)	57	(0.05)	0.90
Class B	12/31/2005		7.77	24	0.08	0.75
	12/31/2004	(1)	10.52	22	0.00	0.75

TFLIC Series Life Account

Financial Highlights (continued)

At December 31, 2005

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
TFLIC Munder Net50 Subaccount
Class A	12/31/2005		$9.55	$(0.08)	$0.76	$0.68	$10.23
	12/31/2004		8.36	(0.08)	1.27	1.19	9.55
	12/31/2003		5.06	(0.06)	3.36	3.30	8.36
	12/31/2002		8.29	(0.05)	(3.18)	(3.23)	5.06
	12/31/2001		11.22	(0.04)	(2.89)	(2.93)	8.29
Class B	12/31/2005		11.52	(0.08)	0.91	0.83	12.35
	12/31/2004	(1)	10.00	(0.02)	1.54	1.52	11.52

TFLIC T. Rowe Price Equity Income Subaccount
Class A	12/31/2005		11.21	0.11	0.25	0.36	11.57
	12/31/2004		9.85	0.07	1.29	1.36	11.21
	12/31/2003		7.84	0.08	1.93	2.01	9.85
	12/31/2002		9.74	(0.03)	(1.87)	(1.90)	7.84
	12/31/2001		10.26	(0.05)	(0.47)	(0.52)	9.74
Class B	12/31/2005		10.94	0.11	0.26	0.37	11.31
	12/31/2004	(1)	10.00	(0.02)	0.96	0.94	10.94

TFLIC T. Rowe Price Small Cap Subaccount
Class A	12/31/2005		11.47	(0.10)	1.20	1.10	12.57
	12/31/2004		10.48	(0.10)	1.09	0.99	11.47
	12/31/2003		7.53	(0.08)	3.03	2.95	10.48
	12/31/2002		10.46	(0.08)	(2.85)	(2.93)	7.53
	12/31/2001		11.69	(0.09)	(1.14)	(1.23)	10.46
Class B	12/31/2005		11.35	(0.09)	1.21	1.12	12.47
	12/31/2004	(1)	10.00	(0.02)	1.37	1.35	11.35

TFLIC Salomon All Cap Subaccount
Class A	12/31/2005		14.07	(0.04)	0.48	0.44	14.51
	12/31/2004		13.01	(0.09)	1.15	1.06	14.07
	12/31/2003		9.71	(0.06)	3.36	3.30	13.01
	12/31/2002		13.01	0.02	(3.32)	(3.30)	9.71
	12/31/2001		12.86	0.10	0.05	0.15	13.01
Class B	12/31/2005		10.97	(0.01)	0.37	0.36	11.33
	12/31/2004	(1)	10.00	(0.02)	0.99	0.97	10.97

TFLIC J.P. Morgan Mid Cap Subaccount
Class A	12/31/2005		14.27	(0.10)	1.26	1.16	15.43
	12/31/2004		12.56	(0.11)	1.82	1.71	14.27
	12/31/2003		9.65	(0.08)	2.99	2.91	12.56
	12/31/2002		11.15	(0.09)	(1.41)	(1.50)	9.65
	12/31/2001		11.71	0.03	(0.59)	(0.56)	11.15
Class B	12/31/2005		11.01	(0.06)	0.98	0.92	11.93
	12/31/2004	(1)	10.00	(0.02)	1.03	1.01	11.01

TFLIC Series Life Account

Financial Highlights (continued)

At December 31, 2005

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
TFLIC Munder Net50 Subaccount
Class A	12/31/2005		7.10%	$183	0.00%	0.90%
	12/31/2004		14.31	156	0.00	0.90
	12/31/2003		65.12	111	0.00	0.90
	12/31/2002		(38.97)	42	(0.90)	0.90
	12/31/2001		(26.09)	39	(0.39)	0.90
Class B	12/31/2005		7.26	26	0.00	0.75
	12/31/2004	(1)	15.16	23	0.00	0.75

TFLIC T. Rowe Price Equity Income Subaccount
Class A	12/31/2005		3.18	162	1.87	0.90
	12/31/2004		13.79	140	1.63	0.90
	12/31/2003		25.73	112	1.78	0.90
	12/31/2002		(19.54)	82	(0.40)	0.90
	12/31/2001		(5.02)	70	(0.49)	0.90
Class B	12/31/2005		3.33	23	1.79	0.75
	12/31/2004	(1)	9.45	22	0.00	0.75

TFLIC T. Rowe Price Small Cap Subaccount
Class A	12/31/2005		9.63	359	0.00	0.90
	12/31/2004		9.38	308	0.00	0.90
	12/31/2003		39.15	268	0.00	0.90
	12/31/2002		(28.00)	154	(0.90)	0.90
	12/31/2001		(10.52)	156	(0.90)	0.90
Class B	12/31/2005		9.79	29	0.00	0.75
	12/31/2004	(1)	13.55	23	0.00	0.75

TFLIC Salomon All Cap Subaccount
Class A	12/31/2005		3.15	1,011	0.62	0.90
	12/31/2004		8.16	954	0.22	0.90
	12/31/2003		33.95	808	0.39	0.90
	12/31/2002		(25.39)	497	0.20	0.90
	12/31/2001		1.18	375	0.77	0.90
Class B	12/31/2005		3.30	23	0.62	0.75
	12/31/2004	(1)	9.72	22	0.00	0.75

TFLIC J.P. Morgan Mid Cap Subaccount
Class A	12/31/2005		8.18	411	0.22	0.90
	12/31/2004		13.56	332	0.04	0.90
	12/31/2003		30.25	261	0.11	0.90
	12/31/2002		(13.50)	180	(0.85)	0.90
	12/31/2001		(4.80)	114	0.30	0.90
Class B	12/31/2005		8.34	24	0.21	0.75
	12/31/2004	(1)	10.11	22	0.00	0.75

TFLIC Series Life Account

Financial Highlights (continued)

At December 31, 2005

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
TFLIC Great Companies—AmericaSM Subaccount
Class A	12/31/2005		$9.22	$0.00	$0.27	$0.27	$9.49
	12/31/2004		9.14	(0.02)	0.10	0.08	9.22
	12/31/2003		7.40	(0.03)	1.77	1.74	9.14
	12/31/2002		9.41	(0.05)	(1.96)	(2.01)	7.40
	12/31/2001		10.82	(0.50)	(0.91)	(1.41)	9.41
Class B	12/31/2005		10.86	0.02	0.32	0.34	11.20
	12/31/2004	(1)	10.00	(0.02)	0.88	0.86	10.86

TFLIC Great Companies—TechnologySM Subaccount
Class A	12/31/2005		3.71	(0.02)	0.07	0.05	3.76
	12/31/2004		3.47	(0.03)	0.27	0.24	3.71
	12/31/2003		2.32	(0.03)	1.18	1.15	3.47
	12/31/2002		3.78	(0.02)	(1.44)	(1.46)	2.32
	12/31/2001		6.05	(0.04)	(2.23)	(2.27)	3.78
Class B	12/31/2005		10.84	(0.03)	0.18	0.15	10.99
	12/31/2004	(1)	10.00	(0.02)	0.86	0.84	10.84

TFLIC Asset Allocation—Conservative Portfolio Subaccount
Class A	12/31/2005		11.97	0.26	0.25	0.51	12.48
	12/31/2004		11.01	0.03	0.93	0.96	11.97
	12/31/2003		9.04	(0.08)	2.05	1.97	11.01
	12/31/2002	(1)	10.00	(0.05)	(0.91)	(0.96)	9.04
Class B	12/31/2005		10.59	0.21	0.26	0.47	11.06
	12/31/2004	(1)	10.00	(0.02)	0.61	0.59	10.59

TFLIC Asset Allocation—Moderate Portfolio Subaccount
Class A	12/31/2005		11.96	0.12	0.66	0.78	12.74
	12/31/2004		10.84	0.02	1.10	1.12	11.96
	12/31/2003		8.76	(0.08)	2.16	2.08	10.84
	12/31/2002	(1)	10.00	(0.05)	(1.19)	(1.24)	8.76
Class B	12/31/2005		10.75	0.17	0.54	0.71	11.46
	12/31/2004	(1)	10.00	(0.02)	0.77	0.75	10.75

TFLIC Asset Allocation—Moderate Growth Portfolio Subaccount
Class A	12/31/2005		12.01	0.04	1.03	1.07	13.08
	12/31/2004		10.67	(0.01)	1.35	1.34	12.01
	12/31/2003		8.47	(0.07)	2.27	2.20	10.67
	12/31/2002	(1)	10.00	(0.05)	(1.48)	(1.53)	8.47
Class B	12/31/2005		10.96	0.07	0.92	0.99	11.95
	12/31/2004	(1)	10.00	(0.02)	0.98	0.96	10.96

TFLIC Asset Allocation—Growth Portfolio Subaccount
Class A	12/31/2005		11.91	(0.05)	1.39	1.34	13.25
	12/31/2004		10.53	0.00	1.38	1.38	11.91
	12/31/2003		8.12	(0.07)	2.48	2.41	10.53
	12/31/2002	(1)	10.00	(0.05)	(1.83)	(1.88)	8.12
Class B	12/31/2005		11.11	(0.03)	1.30	1.27	12.38
	12/31/2004	(1)	10.00	(0.02)	1.13	1.11	11.11

TFLIC PIMCO Total Return Subaccount
Class A	12/31/2005		11.37	0.11	0.05	0.16	11.53
	12/31/2004		10.98	0.36	0.03	0.39	11.37
	12/31/2003		10.56	0.05	0.37	0.42	10.98
	12/31/2002	(1)	10.00	(0.06)	0.62	0.56	10.56
Class B	12/31/2005		10.05	0.11	0.05	0.16	10.21
	12/31/2004	(1)	10.00	(0.02)	0.07	0.05	10.05

TFLIC Series Life Account

Financial Highlights (continued)

At December 31, 2005

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
TFLIC Great Companies—AmericaSM Subaccount
Class A	12/31/2005		2.96%	$438	0.91%	0.90%
	12/31/2004		0.81	425	0.65	0.90
	12/31/2003		23.56	247	0.47	0.90
	12/31/2002		(21.40)	161	(0.61)	0.90
	12/31/2001		(12.98)	74	(0.54)	0.90
Class B	12/31/2005		3.11	23	0.91	0.75
	12/31/2004	(1)	8.64	22	0.00	0.75

TFLIC Great Companies—TechnologySM Subaccount
Class A	12/31/2005		1.15	158	0.44	0.90
	12/31/2004		7.09	146	0.00	0.90
	12/31/2003		49.61	134	0.00	0.90
	12/31/2002		(38.67)	68	(0.90)	0.90
	12/31/2001		(37.51)	53	(0.90)	0.90
Class B	12/31/2005		1.30	22	0.42	0.75
	12/31/2004	(1)	8.44	22	0.00	0.75

TFLIC Asset Allocation—Conservative Portfolio Subaccount
Class A	12/31/2005		4.25	322	3.03	0.90
	12/31/2004		8.73	205	1.19	0.90
	12/31/2003		21.82	153	0.12	0.90
	12/31/2002	(1)	(9.65)	50	(0.90)	0.90
Class B	12/31/2005		4.40	22	2.68	0.75
	12/31/2004	(1)	5.92	21	0.00	0.75

TFLIC Asset Allocation—Moderate Portfolio Subaccount
Class A	12/31/2005		6.49	2,137	1.88	0.90
	12/31/2004		10.40	1,490	1.04	0.90
	12/31/2003		23.75	732	0.11	0.90
	12/31/2002	(1)	(12.43)	156	(0.90)	0.90
Class B	12/31/2005		6.64	30	2.27	0.75
	12/31/2004	(1)	7.49	22	0.00	0.75

TFLIC Asset Allocation—Moderate Growth Portfolio Subaccount
Class A	12/31/2005		8.93	6,868	1.19	0.90
	12/31/2004		12.53	4,354	0.79	0.90
	12/31/2003		26.03	2,030	0.15	0.90
	12/31/2002	(1)	(15.31)	254	(0.90)	0.90
Class B	12/31/2005		9.09	129	1.36	0.75
	12/31/2004	(1)	9.56	22	0.00	0.75

TFLIC Asset Allocation—Growth Portfolio Subaccount
Class A	12/31/2005		11.24	6,222	0.50	0.90
	12/31/2004		13.16	3,405	0.92	0.90
	12/31/2003		29.63	1,360	0.15	0.90
	12/31/2002	(1)	(18.79)	124	(0.90)	0.90
Class B	12/31/2005		11.40	193	0.50	0.75
	12/31/2004	(1)	11.09	22	0.00	0.75

TFLIC PIMCO Total Return Subaccount
Class A	12/31/2005		1.42	53	1.89	0.90
	12/31/2004		3.56	43	4.11	0.90
	12/31/2003		3.97	24	1.32	0.90
	12/31/2002	(1)	5.56	29	(0.90)	0.90
Class B	12/31/2005		1.57	21	1.83	0.75
	12/31/2004	(1)	0.48	20	0.00	0.75

TFLIC Series Life Account

Financial Highlights (continued)

At December 31, 2005

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
TFLIC Transamerica Balanced Subaccount
Class A	12/31/2005		$11.73	$0.07	$0.75	$0.82	$12.55
	12/31/2004		10.65	0.01	1.07	1.08	11.73
	12/31/2003		9.43	(0.07)	1.29	1.22	10.65
	12/31/2002	(1)	10.00	(0.06)	(0.51)	(0.57)	9.43
Class B	12/31/2005		10.82	0.07	0.71	0.78	11.60
	12/31/2004	(1)	10.00	(0.02)	0.84	0.82	10.82

TFLIC Transamerica Convertible Securities Subaccount
Class A	12/31/2005		12.74	0.16	0.21	0.37	13.11
	12/31/2004		11.35	0.56	0.83	1.39	12.74
	12/31/2003		9.26	(0.08)	2.17	2.09	11.35
	12/31/2002	(1)	10.00	(0.06)	(0.68)	(0.74)	9.26
Class B	12/31/2005		11.08	0.16	0.18	0.34	11.42
	12/31/2004	(1)	10.00	(0.02)	1.10	1.08	11.08

TFLIC Transamerica Equity Subaccount
Class A	12/31/2005		12.73	(0.07)	2.05	1.98	14.71
	12/31/2004		11.09	(0.10)	1.74	1.64	12.73
	12/31/2003		8.53	(0.09)	2.65	2.56	11.09
	12/31/2002	(1)	10.00	(0.05)	(1.42)	(1.47)	8.53
Class B	12/31/2005		11.21	(0.04)	1.80	1.76	12.97
	12/31/2004	(1)	10.00	(0.02)	1.23	1.21	11.21

TFLIC Transamerica Growth Opportunities Subaccount
Class A	12/31/2005		11.90	(0.11)	1.92	1.81	13.71
	12/31/2004		10.29	(0.10)	1.71	1.61	11.90
	12/31/2003		7.92	(0.08)	2.45	2.37	10.29
	12/31/2002	(1)	10.00	(0.05)	(2.03)	(2.08)	7.92
Class B	12/31/2005		10.88	(0.08)	1.76	1.68	12.56
	12/31/2004	(1)	10.00	(0.02)	0.90	0.88	10.88

TFLIC Capital Guardian Value Subaccount
Class A	12/31/2005		12.20	0.01	0.82	0.83	13.03
	12/31/2004		10.55	0.02	1.63	1.65	12.20
	12/31/2003		7.91	(0.01)	2.65	2.64	10.55
	12/31/2002	(1)	10.00	0.31	(2.40)	(2.09)	7.91
Class B	12/31/2005		11.13	0.02	0.75	0.77	11.90
	12/31/2004	(1)	10.00	(0.02)	1.15	1.13	11.13

TFLIC Transamerica Small/Mid Cap Subaccount
Class A	12/31/2005		11.45	(0.06)	1.49	1.43	12.88
	12/31/2004	(1)	10.00	(0.06)	1.51	1.45	11.45
Class B	12/31/2005		11.21	(0.04)	1.46	1.42	12.63
	12/31/2004	(1)	10.00	(0.02)	1.23	1.21	11.21

TFLIC Transamerica U.S. Government Securities Subaccount
Class A	12/31/2005		10.93	0.38	(0.23)	0.15	11.08
	12/31/2004		10.68	0.31	(0.06)	0.25	10.93
	12/31/2003		10.47	0.12	0.09	0.21	10.68
	12/31/2002	(1)	10.00	0.15	0.32	0.47	10.47
Class B	12/31/2005		10.00	0.33	(0.18)	0.15	10.15
	12/31/2004	(1)	10.00	(0.02)	0.02	0.00	10.00

TFLIC Series Life Account

Financial Highlights (continued)

At December 31, 2005

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
TFLIC Transamerica Balanced Subaccount
Class A	12/31/2005		7.00%	$38	1.47%	0.90%
	12/31/2004		10.16	31	0.98	0.90
	12/31/2003		12.88	42	0.18	0.90
	12/31/2002	(1)	(5.67)	26	(0.90)	0.90
Class B	12/31/2005		7.16	23	1.35	0.75
	12/31/2004	(1)	8.21	21	0.00	0.75

TFLIC Transamerica Convertible Securities Subaccount
Class A	12/31/2005		2.96	42	2.20	0.90
	12/31/2004		12.17	39	5.65	0.90
	12/31/2003		22.56	30	0.13	0.90
	12/31/2002	(1)	(7.36)	24	(0.90)	0.90
Class B	12/31/2005		3.11	23	2.21	0.75
	12/31/2004	(1)	10.80	22	0.00	0.75

TFLIC Transamerica Equity Subaccount
Class A	12/31/2005		15.50	4,072	0.37	0.90
	12/31/2004		14.77	3,271	0.00	0.90
	12/31/2003		30.05	114	0.00	0.90
	12/31/2002	(1)	(14.69)	33	(0.90)	0.90
Class B	12/31/2005		15.67	31	0.38	0.75
	12/31/2004	(1)	12.09	22	0.00	0.75

TFLIC Transamerica Growth Opportunities Subaccount
Class A	12/31/2005		15.19	1,779	0.00	0.90
	12/31/2004		15.58	1,448	0.00	0.90
	12/31/2003		30.04	46	0.00	0.90
	12/31/2002	(1)	(20.84)	26	(0.90)	0.90
Class B	12/31/2005		15.36	25	0.00	0.75
	12/31/2004	(1)	8.83	22	0.00	0.75

TFLIC Capital Guardian Value Subaccount
Class A	12/31/2005		6.75	43	0.96	0.90
	12/31/2004		15.66	36	1.07	0.90
	12/31/2003		33.38	28	0.80	0.90
	12/31/2002	(1)	(20.90)	20	5.58	0.90
Class B	12/31/2005		6.91	24	0.95	0.75
	12/31/2004	(1)	11.33	22	0.00	0.75

TFLIC Transamerica Small/Mid Cap Subaccount
Class A	12/31/2005		12.55	54	0.39	0.90
	12/31/2004	(1)	14.47	32	0.00	0.90
Class B	12/31/2005		12.71	27	0.44	0.75
	12/31/2004	(1)	12.09	22	0.00	0.75

TFLIC Transamerica U.S. Government Securities Subaccount
Class A	12/31/2005		1.32	35	4.31	0.90
	12/31/2004		2.37	31	3.77	0.90
	12/31/2003		2.03	29	2.05	0.90
	12/31/2002	(1)	4.65	27	2.17	0.90
Class B	12/31/2005		1.47	20	3.99	0.75
	12/31/2004	(1)	0.01	20	0.00	0.75

TFLIC Series Life Account

Financial Highlights (continued)

At December 31, 2005

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
TFLIC J.P. Morgan Enhanced Index Subaccount
Class A	12/31/2005		$11.41	$0.06	$0.23	$0.29	$11.70
	12/31/2004		10.37	(0.01)	1.05	1.04	11.41
	12/31/2003		8.11	(0.03)	2.29	2.26	10.37
	12/31/2002	(1)	10.00	(0.01)	(1.88)	(1.89)	8.11
Class B	12/31/2005		10.89	0.06	0.24	0.30	11.19
	12/31/2004	(1)	10.00	(0.02)	0.91	0.89	10.89

TFLIC MFS High Yield Subaccount
Class A	12/31/2005		11.86	0.87	(0.76)	0.11	11.97
	12/31/2004		10.90	0.61	0.35	0.96	11.86
	12/31/2003	(1)	10.00	0.05	0.85	0.90	10.90
Class B	12/31/2005		10.33	0.76	(0.65)	0.11	10.44
	12/31/2004	(1)	10.00	(0.02)	0.35	0.33	10.33

TFLIC Capital Guardian U.S. Equity Subaccount
Class A	12/31/2005		11.83	(0.04)	0.67	0.63	12.46
	12/31/2004		10.87	(0.07)	1.03	0.96	11.83
	12/31/2003		8.04	(0.07)	2.90	2.83	10.87
	12/31/2002	(1)	10.00	(0.02)	(1.94)	(1.96)	8.04

Fidelity VIP Growth Opportunities Portfolio Subaccount
Class A	12/31/2005		7.34	(0.02)	0.59	0.57	7.91
	12/31/2004		6.93	(0.04)	0.45	0.41	7.34
	12/31/2003		5.40	(0.03)	1.56	1.53	6.93
	12/31/2002		6.99	(0.01)	(1.58)	(1.59)	5.40
	12/31/2001		8.26	(0.05)	(1.22)	(1.27)	6.99

Fidelity VIP Contrafund® Portfolio Subaccount
Class A	12/31/2005		10.30	(0.08)	1.68	1.60	11.90
	12/31/2004		9.02	(0.06)	1.34	1.28	10.30
	12/31/2003		7.10	(0.05)	1.97	1.92	9.02
	12/31/2002		7.93	(0.03)	(0.80)	(0.83)	7.10
	12/31/2001		9.14	(0.03)	(1.18)	(1.21)	7.93

Fidelity VIP Equity - Income Portfolio Subaccount
Class A	12/31/2005		11.44	0.06	0.47	0.53	11.97
	12/31/2004		10.37	0.06	1.01	1.07	11.44
	12/31/2003		8.05	0.06	2.26	2.32	10.37
	12/31/2002		9.80	0.04	(1.79)	(1.75)	8.05
	12/31/2001		10.44	(0.01)	(0.63)	(0.64)	9.80

Fidelity VIP Index 500 Subaccount
Class A	12/31/2005		10.97	0.07	0.33	0.40	11.37
	12/31/2004	(1)	10.00	(0.06)	1.03	0.97	10.97
Class B	12/31/2005		10.89	0.09	0.33	0.42	11.31
	12/31/2004	(1)	10.00	(0.02)	0.91	0.89	10.89

TFLIC Series Life Account

Financial Highlights (continued)

At December 31, 2005

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
TFLIC J.P. Morgan Enhanced Index Subaccount
Class A	12/31/2005		2.54%	$11	1.40%	0.90%
	12/31/2004		10.03	35	0.77	0.90
	12/31/2003		27.79	29	0.53	0.90
	12/31/2002	(1)	(18.85)	20	(0.24)	0.90
Class B	12/31/2005		2.69	23	1.29	0.75
	12/31/2004	(1)	8.93	22	0.00	0.75

TFLIC MFS High Yield Subaccount
Class A	12/31/2005		0.91	29	8.23	0.90
	12/31/2004		8.79	26	6.36	0.90
	12/31/2003	(1)	8.90	22	1.60	0.90
Class B	12/31/2005		1.05	21	8.10	0.75
	12/31/2004	(1)	3.28	21	0.00	0.75

TFLIC Capital Guardian U.S. Equity Subaccount
Class A	12/31/2005		5.36	36	0.55	0.90
	12/31/2004		8.79	34	0.29	0.90
	12/31/2003		35.28	30	0.17	0.90
	12/31/2002	(1)	(19.63)	20	(0.28)	0.90

Fidelity VIP Growth Opportunities Portfolio Subaccount
Class A	12/31/2005		7.71	121	0.61	0.90
	12/31/2004		5.93	99	0.32	0.90
	12/31/2003		28.25	97	0.45	0.90
	12/31/2002		(22.70)	70	(0.17)	0.90
	12/31/2001		(15.40)	66	(0.68)	0.90

Fidelity VIP Contrafund® Portfolio Subaccount
Class A	12/31/2005		15.61	350	0.12	0.90
	12/31/2004		14.13	283	0.22	0.90
	12/31/2003		27.05	245	0.29	0.90
	12/31/2002		(10.41)	163	(0.39)	0.90
	12/31/2001		(13.25)	85	(0.40)	0.90

Fidelity VIP Equity - Income Portfolio Subaccount
Class A	12/31/2005		4.63	273	1.40	0.90
	12/31/2004		10.24	245	1.48	0.90
	12/31/2003		28.87	232	1.53	0.90
	12/31/2002		(17.89)	162	0.45	0.90
	12/31/2001		(6.07)	94	(0.08)	0.90

Fidelity VIP Index 500 Subaccount
Class A	12/31/2005		3.63	29	1.56	0.90
	12/31/2004	(1)	9.75	27	0.00	0.90
Class B	12/31/2005		3.81	23	1.56	0.75
	12/31/2004	(1)	8.95	22	0.00	0.75

TFLIC Series Life Account

Notes to the Financial Statements

At December 31, 2005

NOTE 1—ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The TFLIC Series Life Account (the “Life Account”), was established as a variable life insurance separate account of Transamerica Financial Life Insurance Company (“TFLIC” or the “depositor”) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Life Account contains thirty-eight investment options referred to as subaccounts. Each subaccount invests exclusively in a corresponding Portfolio (the “Portfolio”) of a Series Fund, which collectively is referred to as the “Fund”. The Life Account contains five funds (collectively referred to as the “Funds”). Each fund is a registered management investment company under the Investment Company Act of 1940, as amended.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust (“ATST”).

Subaccount Investment By Fund:

AEGON/Transamerica Series Trust, Inc. (“ATST”)

Transamerica Money Market

AEGON Bond

Janus Growth

Templeton Great Companies-Global

Van Kampen Mid-Cap Growth

Federated Growth & Income

Transamerica Value Balanced

Mercury Large Cap Value

American Century International

Third Avenue Value

Clarion Global Real Estate Securities

Marsico Growth

Munder Net50

T. Rowe Price Equity Income

T. Rowe Price Small Cap

Salomon All Cap

J.P. Morgan Mid Cap Value

Great Companies-AmericaSM

Great Companies-TechnologySM

Asset Allocation-Conservative Portfolio

Asset Allocation-Moderate Portfolio

Asset Allocation-Moderate Growth Portfolio

Asset Allocation-Growth Portfolio

PIMCO Total Return

Transamerica Balanced

Transamerica Convertible Securities

Transamerica Equity

Transamerica Growth Opportunities

Capital Guardian Value

Transamerica Small/Mid Cap Value

Transamerica U.S. Government Securities

J.P. Morgan Enhanced Index

MFS High Yield

Capital Guardian U.S. Equity

Variable Insurance Products Fund (VIP) Service Class 2

Fidelity VIP Index 500

Fidelity VIP Growth Opportunities Portfolio

Fidelity VIP Contrafund® Portfolio

Fidelity VIP Equity-Income Portfolio

The following portfolio names have changed:

Portfolio	Formerly
Van Kampen Mid-Cap Growth	Van Kampen Emerging Growth
Clarion Global Real Estate Securities	Clarion Real Estate Securities

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisers, Inc. (“TFAI”).

The AEGON/Transamerica Series Trust, Inc. has entered into annually renewable investment advisory agreements for each Portfolio with Transamerica Fund Advisers, Inc. (TFAI) as investment adviser. Costs incurred in connection with the advisory services rendered by TFAI are paid by each Portfolio. TFAI has entered into sub-advisory agreements with various management companies (“Sub-Advisers”), some of which are affiliates of TFLIC. Each Sub-Adviser is compensated directly by TFAI. The other Funds have entered into participation agreements for each Portfolio with TFLIC.

Each period reported on within the financial statements reflects a full twelve month period except as follows:

Class A

Subaccount	Inception Date
TFLIC Asset Allocation-Conservative Portfolio	05/01/2002
TFLIC Asset Allocation-Moderate Portfolio	05/01/2002
TFLIC Asset Allocation-Moderate Growth Portfolio	05/01/2002
TFLIC Asset Allocation-Growth Portfolio	05/01/2002
TFLIC PIMCO Total Return	05/01/2002
TFLIC Transamerica Balanced	05/01/2002
TFLIC Transamerica Convertible Securities	05/01/2002
TFLIC Transamerica Equity	05/01/2002
TFLIC Transamerica Growth Opportunities	05/01/2002
TFLIC Capital Guardian Value	05/01/2002
TFLIC Transamerica Small/Mid CapValue	05/01/2004
TFLIC Transamerica U.S. Government Securities	05/01/2002
TFLIC J.P. Morgan Enhanced Index	05/01/2002
TFLIC MFS High Yield	05/01/2003
TFLIC Capital Guardian U.S. Equity	05/01/2002
Fidelity VIP Index 500	05/01/2004

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2005

NOTE 1—(continued)

Class B

Subaccount	Inception Date
TFLIC Transamerica Money Market	10/18/2004
TFLIC AEGON Bond	10/18/2004
TFLIC Janus Growth	10/18/2004
TFLIC Templeton Great Companies Global	10/18/2004
TFLIC Van Kampen Mid-Cap Growth	10/18/2004
TFLIC Federated Growth & Income	10/18/2004
TFLIC Transamerica Value Balanced	10/18/2004
TFLIC Mercury Large Cap Value	10/18/2004
TFLIC Third Avenue Value	10/18/2004
TFLIC Clarion Global Real Estate Securities	10/18/2004
TFLIC Marsico Growth	10/18/2004
TFLIC Munder Net50	10/18/2004
TFLIC T. Rowe Price Equity Income	10/18/2004
TFLIC T. Rowe Price Small Cap	10/18/2004
TFLIC Salomon All Cap	10/18/2004
TFLIC J.P. Morgan Mid Cap Value	10/18/2004
TFLIC Great Companies-AmericaSM	10/18/2004
TFLIC Great Companies-TechnologySM	10/18/2004
TFLIC Asset Allocation-Conservative Portfolio	10/18/2004
TFLIC Asset Allocation-Moderate Portfolio	10/18/2004
TFLIC Asset Allocation-Moderate Growth Portfolio	10/18/2004
TFLIC Asset Allocation-Growth Portfolio	10/18/2004
TFLIC PIMCO Total Return	10/18/2004
TFLIC Transamerica Balanced	10/18/2004
TFLIC Transamerica Convertible Securities	10/18/2004
TFLIC Transamerica Equity	10/18/2004
TFLIC Transamerica Growth Opportunities	10/18/2004
TFLIC Capital Guardian Value	10/18/2004
TFLIC Transamerica Small/Mid Cap Value	10/18/2004
TFLIC Transamerica U.S. Government Securities	10/18/2004
TFLIC J.P. Morgan Enhanced Index	10/18/2004
TFLIC MFS High Yield	10/18/2004
Fidelity VIP Index 500	10/18/2004

The Life Account holds assets to support the benefits under certain flexible premium variable universal life insurance policies (the “Policies”) issued by TFLIC. The Life Account’s equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.

The following significant accounting policies, which are in conformity with U.S. generally accepted accounting principles, have been consistently applied in the preparation of the Life Account Financial Statements. The preparation of the Financial Statements required management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A.	Valuation of Investments and Securities Transactions

Investments in the Funds’ shares are valued at the closing net asset value (“NAV”) per share of the underlying Portfolio, as determined by the Funds. Investment transactions are accounted for on the trade date at the Portfolio NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments sold is the average-cost method.

B.	Federal Income Taxes

The operations of the Life Account are a part of and are taxed with the total operations of TFLIC, which is taxed as a life insurance company under the Internal Revenue Code. Under the Internal Revenue Code law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to TFLIC, as long as earnings are credited under the policies. Accordingly, no provision for Federal income taxes has been made.

NOTE 2—EXPENSES AND RELATED PARTY TRANSACTIONS

Charges are assessed by TFLIC in connection with the issuance and administration of the Policies.

A.	Policy Charges

Under some forms of the Policies, a sales charge and premium taxes are deducted by TFLIC prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply.

Under all forms of the Policy, monthly charges against policy cash values are made to compensate TFLIC for costs of insurance provided.

B.	Life Account Charges

A daily charge equal to an annual rate of 0.90% of average daily net assets is assessed to compensate TFLIC for assumption of mortality and expense risks for administrative services in connection with issuance and administration of the Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2005

NOTE 2—(continued)

C.	Related Party Transactions

TFAI is the investment adviser for the AEGON/Transamerica Series Trust, Inc. (“ATST”). ATST has entered into annually renewable investment advisory agreements for each portfolio. The agreements provide for an advisory fee at the following annual rate to TFAI as a percentage of the average daily net assets of the portfolio.

Subaccount	Advisory Fee
Transamerica Money Market	0.35%
AEGON Bond(1)	0.45%
Janus Growth(2)	0.80%
Templeton Great Companies Global(3)	0.75%
Van Kampen Mid-Cap Growth	0.80%
Federated Growth & Income(4)	0.75%
Transamerica Value Balanced(5)	0.75%
Mercury Large Cap Value(6)	0.80%
American Century International(7)	0.925%
Third Avenue Value	0.80%
Clarion Global Real Estate Securities(8)	0.80%
Marsico Growth(9)	0.80%
Munder Net50	0.90%
T. Rowe Price Equity Income	0.75%
T. Rowe Price Small Cap	0.75%
Salomon All Cap(10)	0.80%
J.P. Morgan Mid Cap(11)	0.85%
Great Companies-AmericaSM(12)	0.775%
Great Companies-TechnologySM(13)	0.80%
Asset Allocation-Conservative Portfolio	0.10%
Asset Allocation-Moderate Portfolio	0.10%
Asset Allocation-Moderate Growth Portfolio	0.10%
Asset Allocation-Growth Portfolio	0.10%
PIMCO Total Return(14)	0.70%
Transamerica Balanced(15)	0.80%
Transamerica Convertible Securities(16)	0.75%
Transamerica Equity(17)	0.75%
Transamerica Growth Opportunities(18)	0.80%
Capital Guardian Value(19)	0.85%
Transamerica Small/Mid Cap(20)	0.80%
Transamerica U.S. Government Securities	0.60%
J.P. Morgan Enhanced Index(21)	0.75%
MFS High Yield(22)	0.775%
Capital Guardian U.S. Equity(23)	0.85%

Effective January 1, 2005 AEGON/Transamerica Fund Services, Inc. was renamed Transamerica Fund Services, Inc. (“TFS”).

Transamerica Fund Services, Inc. (“TFS”) provides the Trust with administrative and transfer agency services. TFS is directly owned by Western Reserve Life Assurance Co. of Ohio (“WRL”) (44%) and AUSA Holding Company (56%). TFAI is directly owned by WRL (77%) and AUSA Holding Company (23%) both of which are indirect wholly-owned subsidiaries of AEGON NV., a holding company organized under the laws of the Netherlands.

(1)	TFAI receives compensation for its services at 0.45% of the first $750 million of the portfolio’s average daily net assets; 0.40% of average daily net assets over $750 million up to $1 billion; and 0.375% of average daily net assets over $1 billion.
(2)	TFAI receives compensation for its services at 0.80% of the first $250 million of the portfolio’s average daily net assets; 0.77% of average daily net assets over $250 million up to $750 million; 0.75% of average daily net assets over $750 million up to $1.5 billion; 0.70% of average daily net assets over $1.5 billion up to $3 billion; and 0.675% of average daily net assets over $3 billion.
(3)	TFAI receives compensation for its services at 0.75% of the first $500 million of the portfolio’s average daily net assets; 0.725% of average daily net assets over $500 million up to $1.5 billion; and 0.70% of average daily net assets over $1.5 billion.
(4)	TFAI receives compensation for its services at 0.75% of the first $500 million of the portfolio’s average daily net assets; and 0.70% of average daily net assets over $500 million.
(5)	TFAI receives compensation for its services at 0.75% of the first $500 million of the portfolio’s average daily net assets; 0.65% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets over $1 billion.
(6)	TFAI receives compensation for its services at 0.80% for the first $250 million of the portfolio’s average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; and 0.75% of average daily net assets over $750 million.
(7)	TFAI receives compensation for its services at 0.925% for the first $250 million of the portfolio’s average daily net assets; 0.90% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets over $1 billion.
(8)	TFAI receives compensation for its services at 0.80% for the first $250 million of the portfolio’s average daily net assets; 0.775% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; and 0.65% of average daily net assets over $1 billion.
(9)	TFAI receives compensation for its services at 0.80% of the first $250 million of portfolio’s average daily net assets; 0.75% of the next $250 million; 0.70% of the next $500 million; and 0.60% of average daily net assets over $1 billion.
(10)	TFAI receives compensation for its services at 0.80% of the first $500 million of the portfolio’s average daily net assets; and 0.70% of average daily net assets over $500 million.
(11)	TFAI receives compensation for its services at 0.85% of the first $100 million of the portfolio’s average daily net assets; and 0.80% of average daily net assets over of $100 million.
(12)	TFAI receives compensation for its services at 0.775% of the first $250 million of the portfolio’s average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of assets over $500 million up to $1 billion; and 0.65% of average daily net assets over of $1 billion.
(13)	TFAI receives compensation for its services at 0.80% of the first $500 million of the portfolio’s average daily net assets; and 0.70% of average daily net assets over $500 million.

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2005

NOTE 2—(continued)

(14)	TFAI receives compensation for its services at 0.70% of the first $250 million of the portfolio’s average daily net assets; 0.65% of average daily net assets over $250 million up to $750 million; and 0.60% of average daily net assets over $750 million.
(15)	TFAI receives compensation for its services at 0.80% of the first $250 million of the portfolio’s average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1.5 billion; and 0.625% of average daily net assets over $1.5 billion.
(16)	TFAI receives compensation for its services at 0.75% of the first $250 million of the portfolio’s average daily net assets; and 0.70% of average daily net assets over $250 million.
(17)	TFAI receives compensation for its services at 0.75% of the first $500 million of the portfolio’s average daily net assets; and 0.70% of average daily net assets over $500 million.
(18)	TFAI receives compensation for its services at 0.80% of the first $250 million of the portfolio’s average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; and 0.70% of average daily net assets over $500 million.
(19)	TFAI receives compensation for its services at 0.85% of the first $100 million of the portfolio’s average daily net assets; 0.80% of average daily net assets over $100 million up to $500 million; 0.775% of average daily net assets over $500 million up to $1 billion; 0.70% of average daily net assets over $1 billion up to $2 billion; and 0.65% of average daily net assets over $2 billion.
(20)	TFAI receives compensation for its services at 0.80% of the first $500 million of the portfolio’s average daily net assets and 0.75% of average daily net assets over $500 million.
(21)	TFAI receives compensation for its services at 0.75% of the first $750 million of the portfolio’s average daily net assets; 0.70% of average daily net assets over $750 million up to $1 billion; and 0.65% of average daily net assets over $1 billion.
(22)	TFAI receives compensation for its services at 0.775% of the first $500 million of the portfolio’s average daily net assets; 0.76% of average daily net assets over $500 million up to $1 billion; and 0.745% of average daily net assets over $1 billion.
(23)	TFAI receives compensation for its services at 0.85% of the first $100 million of the portfolio’s average daily net assets; 0.80% of average daily net assets over $100 million up to $500 million; 0.775% of average daily net assets over $500 million up to $1 billion; 0.70% of average daily net assets over $1 billion up to $2 billion; and 0.65% of average daily net assets over $2 billion.

NOTE 3—DIVIDEND DISTRIBUTIONS

Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Fund is reflected daily in the accumulation unit value used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Fund does not change either the accumulation unit value or equity values within the Life Account.

NOTE 4—SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2005 are as follows (in thousands):

Subaccount	Purchases of Securities	Proceeds from Sales of Securities
TFLIC Transamerica Money Market	$396	$289
TFLIC AEGON Bond	97	51
TFLIC Janus Growth	520	366
TFLIC Templeton Great Companies Global	218	180
TFLIC Van Kampen Mid-Cap Growth	342	211
TFLIC Federated Growth & Income	294	81
TFLIC Transamerica Value Balanced	149	80
TFLIC Mercury Large Cap Value	150	22
TFLIC American Century International	169	83
TFLIC Third Avenue Value	341	89
TFLIC Clarion Global Real Estate Securities	326	112
TFLIC Marsico Growth	19	33
TFLIC Munder Net50	36	23
TFLIC T. Rowe Price Equity Income	49	17
TFLIC T. Rowe Price Small Cap	135	48
TFLIC Salomon All Cap	125	101
TFLIC J. P. Morgan Mid Cap Value	88	35
TFLIC Great Companies-AmericaSM	62	62
TFLIC Great Companies- TechnologySM	29	20
TFLIC Asset Allocation- Conservative Portfolio	203	70
TFLIC Asset Allocation-Moderate Portfolio	747	128
TFLIC Asset Allocation-Moderate Growth Portfolio	2,647	374
TFLIC Asset Allocation-Growth Portfolio	2,959	357
TFLIC PIMCO Total Return	31	19
TFLIC Transamerica Balanced	19	10
TFLIC Transamerica Convertible Securities	12	3
TFLIC Transamerica Equity	545	243
TFLIC Transamerica Growth Opportunities	329	121
TFLIC Capital Guardian Value	9	1
TFLIC Transamerica Small/Mid Cap Value	77	54
TFLIC Transamerica U.S. Government Securities	15	9
TFLIC J.P. Morgan Enhanced Index	12	36
TFLIC MFS High Yield	8	1
TFLIC Capital Guardian U.S. Equity	2	1
Fidelity VIP Index 500 Portfolio	2	1

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2005

NOTE 4—(continued)

Subaccount	Purchases of Securities	Proceeds from Sales of Securities
Fidelity VIP Growth Opportunities Portfolio	$21	$8
Fidelity VIP Contrafund® Portfolio	59	40
Fidelity VIP Equity-Income Portfolio	42	16

NOTE 5—FINANCIAL HIGHLIGHTS

Per unit information has been computed using average units outstanding throughout each period. Total return and investment income ratios are not annualized for periods of less than one year. The ratio of investment income (loss) is represented as the dividends, excluding distributions of long-term capital gains, received by the Life Account to the average net assets. For the periods prior to December 31, 2003, the ratio represented net investment income (loss) as the dividends received, reduced for expenses paid by the Life Account, to average net assets annualized for periods of less than one year. The expense ratio considers only the expenses borne directly by the Life Account and excludes expenses incurred directly by the underlying funds.

TFLIC Series Life Account

Notes to the Financial Statements

At December 31, 2005

NOTE 6—EQUITY TRANSACTIONS

(All amounts in thousands)

Unit Activity:

	Year Ended		Units Outstanding- Beginning of Year	Units Issued	Units Redeemed	Units Outstanding- End of Year
TFLIC Transamerica Money Market Subaccount
Class A	12/31/2005		31	39	(30)	40
	12/31/2004		26	17	(12)	31
Class B	12/31/2005		2	1	(2)	1
	12/31/2004	(1)	0	2	0	2

TFLIC AEGON Bond Subaccount
Class A	12/31/2005		24	8	(6)	26
	12/31/2004		24	10	(10)	24
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC Janus Growth Subaccount
Class A	12/31/2005		684	159	(130)	713
	12/31/2004		630	220	(166)	684
Class B	12/31/2005		2	1	(2)	1
	12/31/2004	(1)	0	2	0	2

TFLIC Templeton Great Companies Global Subaccount
Class A	12/31/2005		219	45	(41)	223
	12/31/2004		199	72	(52)	219
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC Van Kampen Mid-Cap Growth Subaccount
Class A	12/31/2005		317	77	(60)	334
	12/31/2004		286	111	(80)	317
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC Federated Growth & Income Subaccount
Class A	12/31/2005		48	16	(10)	54
	12/31/2004		42	21	(15)	48
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC Transamerica Value Balanced Subaccount
Class A	12/31/2005		47	12	(11)	48
	12/31/2004		35	25	(13)	47
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC Mercury Large Cap Value Subaccount
Class A	12/31/2005		9	11	(3)	17
	12/31/2004		9	5	(5)	9
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC American Century International Subaccount
Class A	12/31/2005		71	20	(17)	74
	12/31/2004		65	23	(17)	71

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2005

NOTE 6—(continued)

Capital Unit Transactions:

	Year Ended		Proceeds from Units Issued	Cost of Units Redeemed	Increase (Decrease) in Net Assets from Capital Unit Transactions
TFLIC Transamerica Money Market Subaccount
Class A	12/31/2005		$432	$(337)	$95
	12/31/2004		195	(134)	61
Class B	12/31/2005		10	(21)	(11)
	12/31/2004	(1)	20	0	20

TFLIC AEGON Bond Subaccount
Class A	12/31/2005		108	(79)	29
	12/31/2004		139	(137)	2
Class B	12/31/2005		0	0	0
	12/31/2004	(1)	20	0	20

TFLIC Janus Growth Subaccount
Class A	12/31/2005		1,157	(947)	210
	12/31/2004		1,439	(1,082)	357
Class B	12/31/2005		14	(27)	(13)
	12/31/2004	(1)	20	0	20

TFLIC Templeton Great Companies Global Subaccount
Class A	12/31/2005		414	(380)	34
	12/31/2004		616	(445)	171
Class B	12/31/2005		0	0	0
	12/31/2004	(1)	20	0	20

TFLIC Van Kampen Mid-Cap Growth Subaccount
Class A	12/31/2005		713	(559)	154
	12/31/2004		964	(693)	271
Class B	12/31/2005		1	0	1
	12/31/2004	(1)	20	0	20

TFLIC Federated Growth & Income Subaccount
Class A	12/31/2005		293	(180)	113
	12/31/2004		358	(254)	104
Class B	12/31/2005		5	(2)	3
	12/31/2004	(1)	20	0	20

TFLIC Transamerica Value Balanced Subaccount
Class A	12/31/2005		146	(136)	10
	12/31/2004		292	(160)	132
Class B	12/31/2005		0	0	0
	12/31/2004	(1)	20	0	20

TFLIC Mercury Large Cap Value Subaccount
Class A	12/31/2005		158	(43)	115
	12/31/2004		54	(59)	(5)
Class B	12/31/2005		0	0	0
	12/31/2004	(1)	20	0	20

TFLIC American Century International Subaccount
Class A	12/31/2005		171	(145)	26
	12/31/2004		183	(135)	48

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2005

NOTE 6—(continued)

Unit Activity:

	Year Ended		Units Outstanding- Beginning of Year	Units Issued	Units Redeemed	Units Outstanding- End of Year
TFLIC Third Avenue Value Subaccount
Class A	12/31/2005		39	17	(8)	48
	12/31/2004		31	16	(8)	39
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC Clarion Global Real Estate Securities Subaccount
Class A	12/31/2005		21	13	(7)	27
	12/31/2004		16	10	(5)	21
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC Marsico Growth Subaccount
Class A	12/31/2005		13	2	(4)	11
	12/31/2004		15	7	(9)	13
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC Munder Net50 Subaccount
Class A	12/31/2005		16	6	(4)	18
	12/31/2004		13	12	(9)	16
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC T. Rowe Price Equity Income Subaccount
Class A	12/31/2005		13	4	(3)	14
	12/31/2004		12	5	(4)	13
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC T. Rowe Price Small Cap Subaccount
Class A	12/31/2005		27	8	(6)	29
	12/31/2004		26	13	(12)	27
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC Salomon All Cap Subaccount
Class A	12/31/2005		68	16	(14)	70
	12/31/2004		62	26	(20)	68
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC J.P. Morgan Mid Cap Value Subaccount
Class A	12/31/2005		23	8	(4)	27
	12/31/2004		21	8	(6)	23
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2005

NOTE 6—(continued)

Capital Unit Transactions:

	Year Ended		Proceeds from Units Issued	Cost of Units Redeemed	Increase (Decrease) in Net Assets from Capital Unit Transactions
TFLIC Third Avenue Value Subaccount
Class A	12/31/2005		$429	$(203)	$226
	12/31/2004		318	(157)	161
Class B	12/31/2005		2	0	2
	12/31/2004	(1)	20	0	20

TFLIC Clarion Global Real Estate Securities Subaccount
Class A	12/31/2005		334	(182)	152
	12/31/2004		195	(110)	85
Class B	12/31/2005		7	(2)	5
	12/31/2004	(1)	20	0	20

TFLIC Marsico Growth Subaccount
Class A	12/31/2005		25	(38)	(13)
	12/31/2004		59	(84)	(25)
Class B	12/31/2005		0	0	0
	12/31/2004	(1)	20	0	20

TFLIC Munder Net50 Subaccount
Class A	12/31/2005		50	(35)	15
	12/31/2004		100	(77)	23
Class B	12/31/2005		1	0	1
	12/31/2004	(1)	20	0	20

TFLIC T. Rowe Price Equity Income Subaccount
Class A	12/31/2005		45	(28)	17
	12/31/2004		57	(45)	12
Class B	12/31/2005		2	(1)	1
	12/31/2004	(1)	20	0	20

TFLIC T. Rowe Price Small Cap Subaccount
Class A	12/31/2005		91	(73)	18
	12/31/2004		137	(123)	14
Class B	12/31/2005		5	0	5
	12/31/2004	(1)	20	0	20

TFLIC Salomon All Cap Subaccount
Class A	12/31/2005		219	(194)	25
	12/31/2004		348	(272)	76
Class B	12/31/2005		0	0	0
	12/31/2004	(1)	20	0	20

TFLIC J.P. Morgan Mid Cap Value Subaccount
Class A	12/31/2005		117	(67)	50
	12/31/2004		102	(69)	33
Class B	12/31/2005		0	0	0
	12/31/2004	(1)	20	0	20

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2005

NOTE 6—(continued)

Unit Activity:

	Year Ended		Units Outstanding- Beginning of Year	Units Issued	Units Redeemed	Units Outstanding- End of Year
TFLIC Great Companies—AmericaSM Subaccount
Class A	12/31/2005		46	11	(11)	46
	12/31/2004		27	32	(13)	46
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC Great Companies—TechnologySM Subaccount
Class A	12/31/2005		39	11	(8)	42
	12/31/2004		39	19	(19)	39
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC Asset Allocation— Conservative Subaccount
Class A	12/31/2005		17	17	(8)	26
	12/31/2004		14	10	(7)	17
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC Asset Allocation—Moderate Subaccount
Class A	12/31/2005		125	76	(33)	168
	12/31/2004		68	92	(35)	125
Class B	12/31/2005		2	4	(3)	3
	12/31/2004	(1)	0	2	0	2

TFLIC Asset Allocation—Moderate Growth Subaccount
Class A	12/31/2005		363	273	(111)	525
	12/31/2004		190	261	(88)	363
Class B	12/31/2005		2	16	(7)	11
	12/31/2004	(1)	0	2	0	2

TFLIC Asset Allocation—Growth Subaccount
Class A	12/31/2005		286	285	(101)	470
	12/31/2004		129	217	(60)	286
Class B	12/31/2005		2	18	(4)	16
	12/31/2004	(1)	0	2	0	2

TFLIC PIMCO Total Return Subaccount
Class A	12/31/2005		4	3	(2)	5
	12/31/2004		2	5	(3)	4
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC Transamerica Balanced Subaccount
Class A	12/31/2005		3	1	(1)	3
	12/31/2004		4	2	(3)	3
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2005

NOTE 6—(continued)

Capital Unit Transactions:

	Year Ended		Proceeds from Units Issued	Cost of Units Redeemed	Increase (Decrease) in Net Assets from Capital Unit Transactions
TFLIC Great Companies—AmericaSM Subaccount
Class A	12/31/2004		$99	$(99)	$0
	12/31/2004		287	(114)	173
Class B	12/31/2004		0	0	0
	12/31/2004	(1)	20	0	20

TFLIC Great Companies—TechnologySM Subaccount
Class A	12/31/2005		39	(30)	9
	12/31/2004		70	(67)	3
Class B	12/31/2005		0	0	0
	12/31/2004	(1)	20	0	20

TFLIC Asset Allocation—Conservative Subaccount
Class A	12/31/2005		203	(101)	102
	12/31/2004		109	(72)	37
Class B	12/31/2005		0	0	0
	12/31/2004	(1)	20	0	20

TFLIC Asset Allocation—Moderate Subaccount
Class A	12/31/2005		922	(399)	523
	12/31/2004		1,032	(397)	635
Class B	12/31/2005		49	(43)	6
	12/31/2004	(1)	20	0	20

TFLIC Asset Allocation—Moderate Growth Subaccount
Class A	12/31/2005		3,331	(1,353)	1,978
	12/31/2004		2,863	(973)	1,890
Class B	12/31/2005		178	(80)	98
	12/31/2004	(1)	20	0	20

TFLIC Asset Allocation—Growth Subaccount
Class A	12/31/2005		3,475	(1,255)	2,220
	12/31/2004		2,356	(650)	1,706
Class B	12/31/2005		213	(52)	161
	12/31/2004	(1)	20	0	20

TFLIC PIMCO Total Return Subaccount
Class A	12/31/2005		31	(22)	9
	12/31/2004		50	(32)	18
Class B	12/31/2005		0	0	0
	12/31/2004	(1)	20	0	20

TFLIC Transamerica Balanced Subaccount
Class A	12/31/2005		17	(13)	4
	12/31/2004		20	(34)	(14)
Class B	12/31/2005		0	0	0
	12/31/2004	(1)	20	0	20

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2005

NOTE 6—(continued)

Unit Activity:

	Year Ended		Units Outstanding- Beginning of Year	Units Issued	Units Redeemed	Units Outstanding- End of Year
TFLIC Transamerica Convertible Securities Subaccount
Class A	12/31/2005		4	0	0	4
	12/31/2004		3	1	0	4
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC Transamerica Equity Subaccount
Class A	12/31/2005		257	71	(51)	277
	12/31/2004		10	296	(49)	257
Class B	12/31/2005		2	1	0	3
	12/31/2004	(1)	0	2	0	2

TFLIC Transamerica Growth Opportunities Subaccount
Class A	12/31/2005		122	32	(24)	130
	12/31/2004		4	144	(26)	122
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC Capital Guardian Value Subaccount
Class A	12/31/2005		3	0	0	3
	12/31/2004		3	1	(1)	3
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC Transamerica Small/Mid Cap Value Subaccount
Class A	12/31/2005		3	6	(5)	4
	12/31/2004	(1)	0	3	0	3
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC Transamerica U.S. Government Securities Subaccount
Class A	12/31/2005		3	1	(1)	3
	12/31/2004		3	0	0	3
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC J.P. Morgan Enhanced Index Subaccount
Class A	12/31/2005		4	1	(4)	1
	12/31/2004		3	1	0	4
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC MFS High Yield Subaccount
Class A	12/31/2005		2	0	0	2
	12/31/2004		2	0	0	2
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2005

NOTE 6—(continued)

Capital Unit Transactions:

	Year Ended		Proceeds from Units Issued	Cost of Units Redeemed	Increase (Decrease) in Net Assets from Capital Unit Transactions
TFLIC Transamerica Convertible Securities Subaccount
Class A	12/31/2005		$5	$(3)	$2
	12/31/2004		5	(1)	4
Class B	12/31/2005		0	0	0
	12/31/2004	(1)	20	0	20

TFLIC Transamerica Equity Subaccount
Class A	12/31/2005		935	(667)	268
	12/31/2004		3,348	(558)	2,790
Class B	12/31/2005		7	(3)	4
	12/31/2004	(1)	20	0	20

TFLIC Transamerica Growth Opportunities Subaccount
Class A	12/31/2005		388	(291)	97
	12/31/2004		1,567	(285)	1,282
Class B	12/31/2005		0	0	0
	12/31/2004	(1)	20	0	20

TFLIC Capital Guardian Value Subaccount
Class A	12/31/2005		5	(1)	4
	12/31/2004		6	(3)	3
Class B	12/31/2005		1	0	1
	12/31/2004	(1)	20	0	20

TFLIC Transamerica Small/Mid Cap Value Subaccount
Class A	12/31/2005		74	(56)	18
	12/31/2004	(1)	29	(2)	27
Class B	12/31/2005		2	0	2
	12/31/2004	(1)	20	0	20

TFLIC Transamerica U.S. Government Securities Subaccount
Class A	12/31/2005		12	(9)	3
	12/31/2004		3	(2)	1
Class B	12/31/2005		0	0	0
	12/31/2004	(1)	20	0	20

TFLIC J.P. Morgan Enhanced Index Subaccount
Class A	12/31/2005		11	(36)	(25)
	12/31/2004		6	(3)	3
Class B	12/31/2005		0	0	0
	12/31/2004	(1)	20	0	20

TFLIC MFS High Yield Subaccount
Class A	12/31/2005		4	(1)	3
	12/31/2004		3	(1)	2
Class B	12/31/2005		0	0	0
	12/31/2004	(1)	20	0	20

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2005

NOTE 6—(continued)

Unit Activity:

	Year Ended		Units Outstanding- Beginning of Year	Units Issued	Units Redeemed	Units Outstanding- End of Year
TFLIC Capital Guardian U.S. Equity Subaccount
Class A	12/31/2005		3	0	0	3
	12/31/2004		3	0	0	3

Fidelity VIP Growth Opportunities Portfolio
Class A	12/31/2005		13	4	(2)	15
	12/31/2004		15	4	(6)	13

Fidelity VIP Contrafund® Portfolio
Class A	12/31/2005		27	8	(6)	29
	12/31/2004		27	8	(8)	27

Fidelity VIP Equity - Income Subaccount
Class A	12/31/2005		21	4	(3)	22
	12/31/2004		22	7	(8)	21

Fidelity VIP Index 500 Subaccount
Class A	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2
Class B	12/31/2005		2	0	0	2
	12/31/2004	(1)	0	2	0	2

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2005

NOTE 6—(continued)

Capital Unit Transactions:

	Year Ended		Proceeds from Units Issued	Cost of Units Redeemed	Increase (Decrease) in Net Assets from Capital Unit Transactions
TFLIC Capital Guardian U.S. Equity Subaccount
Class A	12/31/2005		$1	$(1)	$0
	12/31/2004		2	(1)	1

Fidelity VIP Growth Opportunities Portfolio
Class A	12/31/2005		26	(12)	14
	12/31/2004		29	(34)	(5)

Fidelity VIP Contrafund® Portfolio
Class A	12/31/2005		83	(62)	21
	12/31/2004		79	(77)	2

Fidelity VIP Equity - Income Subaccount
Class A	12/31/2005		47	(31)	16
	12/31/2004		75	(84)	(9)

Fidelity VIP Index 500 Subaccount
Class A	12/31/2005		1	0	1
	12/31/2004	(1)	25	0	25
Class B	12/31/2005		1	0	1
	12/31/2004	(1)	20	0	20

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Financial Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Financial Life Insurance Company (an indirect wholly owned subsidiary of AEGON N.V.) as of December 31, 2005 and 2004, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2005. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits. With respect to the statutory-basis balance sheet as of December 31, 2004, we did not audit the “separate account assets” and “separate account liabilities” included in the statutory-basis balance sheets of the Company. The separate account balance sheets were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the separate accounts, is based solely upon the reports of the other auditors.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Financial Life Insurance Company at December 31, 2005 and 2004, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2005.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Financial Life Insurance Company at December 31, 2005 and 2004, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2005, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2003 Transamerica Financial Life Insurance Company changed its accounting for derivative instruments. Also as discussed in Note 2 to the financial statements, 2005 Transamerica Financial Life Insurance Company changed its accounting for investments in subsidiary, controlled, and affiliated entities as well as its accounting for transfers and servicing of financial assets and extinguishments of liabilities.

/s/ Ernst & Young LLP
February 17, 2006

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Data)

	December 31
	2005	2004
Admitted assets
Cash and invested assets:
Bonds	$6,676,470	$6,689,617
Preferred stocks	5,318	5,318
Common stocks:
Affiliated entities (cost: 2005 - $685; 2004 – $529)	830	529
Unaffiliated (cost: 2005 - $68,912; 2004 – $28,990)	83,015	40,332
Mortgage loans on real estate	787,729	623,124
Policy loans	43,836	42,105
Receivable for securities	1,339	–
Cash and short-term investments	161,703	301,157
Other invested assets	34,448	39,025

Total cash and invested assets	7,794,688	7,741,207

Premiums deferred and uncollected	113,405	122,326
Accrued investment income	88,863	92,182
Federal and foreign income tax recoverable	7,358	12,989
Net deferred income tax asset	19,209	19,984
Reinsurance receivable	30,534	48,737
Other admitted assets	47,607	61,032
Separate account assets	8,410,849	7,691,859

Total admitted assets	$16,512,513	$15,790,316

	December 31
	2005	2004
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$855,900	$822,348
Annuity	5,715,721	5,764,854
Accident and health	26,190	26,683
Policy and contract claim reserves:
Life	88,384	85,415
Accident and health	13,366	14,490
Liability for deposit-type contracts	271,836	203,259
Other policyholders’ funds	945	901
Transfers to (from) separate accounts due or accrued	3,037	(1,295)
Remittances and items not allocated	113,427	77,806
Asset valuation reserve	79,968	67,682
Interest maintenance reserve	57,374	67,324
Funds held under coinsurance and other reinsurance treaties	29,469	27,986
Reinsurance in unauthorized companies	4,510	8,680
Commissions and expense allowances payable on reinsurance assumed	14,775	12,893
Payable for securities	886	113,727
Payable to affiliates	10,584	92,878
Provision for experience rating refunds	—	75
Other liabilities	14,882	24,308
Separate account liabilities	8,409,163	7,689,603

Total liabilities	15,710,417	15,099,617

Capital and surplus:
Common stock, $125 per share par value, 16,466 shares authorized, issued and outstanding	2,058	2,058
Preferred stock, $10 per share par value, 44,175 shares authorized, issued and outstanding	442	442
Paid-in surplus	600,100	600,100
Special surplus	3,526	2,794
Unassigned surplus	195,970	85,305

Total capital and surplus	802,096	690,699

Total liabilities and capital and surplus	$16,512,513	$15,790,316

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2005	2004	2003
Revenue:
Premiums and other considerations, net of reinsurance:
Life	$249,826	$297,947	$224,098
Annuity	2,213,609	1,783,627	1,441,336
Accident and health	58,083	56,235	46,013
Net investment income	420,913	418,428	410,239
Amortization of interest maintenance reserve	14,342	13,484	11,625
Commissions and expense allowances on reinsurance ceded	113,924	58,367	40,759
Income from fees associated with investment management, administration and contract guarantees for separate accounts	59,950	57,170	51,290
Reinsurance reserve adjustment	(8,546)	133,178	—
Other income	5,755	4,297	83

	3,127,856	2,822,733	2,225,443
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	223,756	225,026	184,284
Surrender benefits	2,052,174	1,867,950	1,347,448
Other benefits	74,894	65,621	64,758
Increase (decrease) in aggregate reserves for policies and contracts:
Life	33,552	187,615	13,673
Annuity	(49,133)	36,907	246,082
Accident and health	(493)	(1,703)	5,004

	2,334,750	2,381,416	1,861,249
Insurance expenses:
Commissions	169,842	102,296	104,386
General insurance expenses	88,317	89,254	103,761
Taxes, licenses and fees	227	4,628	4,860
Net transfers to separate accounts	396,035	89,466	34,601
Other expenses	(11,653)	29,580	16,757

	642,768	315,224	264,365

Total benefits and expenses	2,977,518	2,696,640	2,125,614

Gain from operations before dividends to policyholders, federal income tax expense and net realized capital losses on investments	150,338	126,093	99,829
Dividends to policyholders	104	2	1

Gain from operations before federal income tax expense and net realized capital losses on investments	150,234	126,091	99,828
Federal income tax expense	31,920	16,249	5,465

Gain from operations before net realized capital losses on investments	118,314	109,842	94,363
Net realized capital losses on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	(1,608)	(30,520)	(16,419)

Net income	$116,706	$79,322	$77,944

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2003	$2,058	$442	$600,100	$2,226	$8,614	$613,440
Net income	—	—	—	321	77,623	77,944
Change in unrealized capital gains/losses	—	—	—	—	19,293	19,293
Change in nonadmitted assets	—	—	—	—	(14,190)	(14,190)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	(1,738)	(1,738)
Change in net deferred income tax asset	—	—	—	—	(31,063)	(31,063)
Change in asset valuation reserve	—	—	—	—	(30,691)	(30,691)
Net change in surplus in separate accounts	—	—	—	—	(4,053)	(4,053)
Reinsurance transaction	—	—	—	—	(2,621)	(2,621)

Balance at December 31, 2003	2,058	442	600,100	2,547	21,174	626,321
Net income	—	—	—	247	79,075	79,322
Change in nonadmitted assets	—	—	—	—	(5,821)	(5,821)
Change in unrealized capital gains/losses	—	—	—	—	9,073	9,073
Change in liability for reinsurance in unauthorized companies	—	—	—	—	202	202
Change in asset valuation reserve	—	—	—	—	(12,493)	(12,493)
Change in net deferred income tax asset	—	—	—	—	(6,924)	(6,924)
Reinsurance transactions	—	—	—	—	(2,620)	(2,620)
Net change in surplus in separate account	—	—	—	—	2,817	2,817
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	822	—	—	822

Balance at December 31, 2004	$2,058	$442	$600,922	$2,794	$84,483	$690,699

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2004	$2,058	$442	$600,922	$2,794	$84,483	$690,699
Net income	—	—	—	732	115,974	116,706
Change in nonadmitted assets	—	—	—	—	43,676	43,676
Change in unrealized capital gains/losses	—	—	—	—	(5,505)	(5,505)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	4,170	4,170
Change in asset valuation reserve	—	—	—	—	(12,286)	(12,286)
Change in net deferred income tax asset	—	—	—	—	(28,493)	(28,493)
Reinsurance transactions	—	—	—	—	(2,620)	(2,620)
Dividend to stockholder	—	—	—	—	(5,000)	(5,000)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	749	—	—	749

Balance at December 31, 2005	$2,058	$442	$601,671	$3,526	$194,399	$802,096

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2005	2004	2003
Operating activities
Premiums collected, net of reinsurance	$2,535,755	$2,104,038	$1,695,315
Net investment income	445,613	439,891	434,201
Miscellaneous income	168,131	111,931	93,575
Benefit and loss related payments	(2,303,367)	(2,134,730)	(1,603,964)
Net transfers from separate account	(391,702)	(73,106)	(33,094)
Commissions, expenses paid and aggregate write-ins for deductions	(249,330)	(232,188)	(333,179)
Dividends paid to policyholders	(104)	(2)	(4)
Federal and foreign income taxes paid	(30,924)	(27,108)	(13,951)

Net cash provided by operating activities	174,072	188,726	238,899

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	3,235,404	3,747,320	6,201,778
Stocks	59,140	19,478	30,159
Mortgage loans	123,334	156,600	32,160
Real estate	—	—	330
Other invested assets	10,162	14,770	4,651
Miscellaneous proceeds	1,138	142,082	57,626

Total investment proceeds	3,429,178	4,080,250	6,326,704

Cost of investments acquired:
Bonds	(3,240,283)	(4,056,614)	(6,330,353)
Stocks	(92,910)	(20,585)	(22,128)
Mortgage loans	(288,647)	(160,660)	(199,292)
Other invested assets	(11,942)	(8,489)	(16,810)
Miscellaneous applications	(121,609)	(28,103)	(83,771)

Total cost of investments acquired	(3,755,391)	(4,274,451)	(6,652,354)
Net (increase) decrease in policy loans	(1,732)	527	(2,723)

Net cost of investments acquired	(3,757,123)	(4,273,924)	(6,655,077)

Net cash used in investing activities	(327,945)	(193,674)	(328,373)

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2005	2004	2003
Financing and miscellaneous activities
Net deposits on deposit-type contracts and other insurance liabilities	$56,797	$103,496	$(133,305)
Dividends to stockholders	(5,000)	—	—
Other cash provided (used)	(37,378)	37,590	27,991

Net cash provided by (used in) financing and miscellaneous activities	14,419	141,086	(105,314)

Net increase (decrease) in cash and short-term investments	(139,454)	136,138	(194,788)

Cash and short-term investments:
Beginning of year	301,157	165,019	359,807

End of year	$161,703	$301,157	$165,019

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by AEGON USA, Inc. (AEGON) and minority owned by Transamerica Occidental Life Insurance Company (TOLIC). Both AEGON and TOLIC are indirect, wholly owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

On April 1, 2003, the Company was formed through the completion of a statutory merger between AUSA Life Insurance Company and Transamerica Life Insurance Company of New York, affiliated companies. The accompanying financial statements for periods prior to the merger have been restated in conformity with Statement of Statutory Accounting Principles (SSAP) No. 68. As such, this statutory merger was accounted for in a manner similar to the pooling of interest method of accounting and, accordingly, the historical book values of both entities were carried forward to the Company. The accompanying financial information is not necessarily indicative of the results that would have been recorded had the merger actually occurred prior to April 1, 2003, nor is it necessarily indicative of future results.

Nature of Business

The Company primarily sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted” are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are non- admitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not expected to be realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is non admitted. Goodwill is amortized over ten years. Under GAAP, goodwill is not amortized but is subject to an assessment for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting practices are as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a designation of an NAIC 6, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6 which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains (losses) are reported in unassigned surplus along with an adjustment for federal income taxes.

At December 31, 2005, common stocks of noninsurance subsidiaries are accounted for based on audited GAAP equity.

At December 31, 2004, the Company’s noninsurance subsidiaries, which have no significant ongoing operations other than for the Company and its affiliates, are reported based on the underlying GAAP equity adjusted to a statutory basis plus the admitted portion of goodwill. All other noninsurance subsidiaries are accounted for based on GAAP equity.

The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

1. Organization and Summary of Significant Accounting Policies (continued)

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances and other “admitted assets” are valued principally at cost.

The Company has minor ownership interests in limited partnerships. The Company carries these interests based on its interest in the underlying GAAP equity of the investee. The Company did not recognize any impairment write-down for its investments in limited partnerships during the years ended December 31, 2005, 2004 and 2003.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and nonredeemable preferred stocks are credited or charged to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2005 and 2004, the Company excluded investment income due and accrued of $346 and $154, respectively, with respect to such practices.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company. The Company had no outstanding dollar reverse repurchase agreements as of December 31, 2005.

1. Organization and Summary of Significant Accounting Policies (continued)

Derivative Instruments

Swaps that are designated in hedging relationships and meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, on the financial statements with any premium or discount amortized into income over the life of the contract. For foreign currency swaps, the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Options are marked to fair value in the balance sheet and the fair value adjustment is recorded in the statement of operations. Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financials statements.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, a premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The carrying amount of derivative instruments is included in other invested assets on the balance sheet. As of December 31, 2005 and 2004, derivatives in the amount of $3,142 and $6,652, respectively, were reflected in other invested assets.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the policies. Considerations received and benefits paid for

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

1. Organization and Summary of Significant Accounting Policies (continued)

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by the Department of Insurance of the State of New York.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.0% to 6.0% and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.5% to 8.25% and mortality rates, where appropriate, from a variety of tables.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

1. Organization and Summary of Significant Accounting Policies (continued)

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserves in the statement of operations.

Separate Accounts

Separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-tem bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended as open-ended, diversified, management investment companies.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at market value. With the exception of some guaranteed separate accounts, the investment risks associated with market value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 3% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

1. Organization and Summary of Significant Accounting Policies (continued)

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $1,594,964, $1,232,466, and $999,208 in 2005, 2004, and 2003, respectively. In addition, the Company received $59,950, $57,170, and $51,290, in 2005, 2004 and 2003, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002 and in 2005, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to capital and surplus. The Company recorded an expense of $587 and $822 for the year ended December 31, 2005 and 2004, respectively. In addition, the Company recorded an adjustment to capital and surplus for the tax affected portion of the income tax expense recorded for these plans over and above the amount reflected in the statement of operations in the amount of $162 and $0, for years ended December 31, 2005 and 2004, respectively.

1. Organization and Summary of Significant Accounting Policies (continued)

Reclassifications

Certain reclassifications have been made to the 2004 and 2003 financial statements to conform to the 2005 presentation.

2. Accounting Changes

Effective January 1, 2003, the Company adopted SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities. In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses through unassigned surplus. This change in accounting principle had a net zero impact on unassigned surplus as of January 1, 2003.

Effective January 1, 2005, the Company adopted SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities (SCA entities). According to SSAP No. 88, noninsurance subsidiaries are carried at audited GAAP equity. Prior to 2005, the Company’s investments in noninsurance subsidiaries were reported in accordance with SSAP No. 46 and carried at statutory equity. The cumulative effect is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Effective January 1, 2005, the Company adopted SSAP No. 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 91 addresses, among other things, the criteria that must be met in order to account for certain asset transfers as sales rather than collateralized borrowings. Transfers impacted by SSAP No. 91 that the Company engages in include securities lending, repurchase and reverse repurchase agreements and dollar reverse repurchase agreements. In accordance with SSAP No. 91, if specific criteria are met, reverse repurchase agreements and dollar reverse repurchase agreements are accounted for as collateralized borrowings, and repurchase agreements accounted for as collateralized lending. The cumulative effect of the adoption of this SSAP is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been

2. Accounting Changes (continued)

applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

Investment securities: Fair values for bonds and preferred stocks are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values of unaffiliated common stock are based on quoted market prices.

Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal its carrying amount.

Interest rate swaps and credit swaps: Estimated fair values of interest rate swaps and credit swaps are based on the pricing models or formulas using current assumptions.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Separate account assets: The fair values of separate account assets are based on quoted market prices.

Investment contracts: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Separate account annuity liabilities: The fair value of separate account annuity liabilities approximate the market value of the separate account assets.

3. Fair Values of Financial Instruments (continued)

Fair values for the Company’s insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2005		2004
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash and short-term investments	$161,703	$161,703	$301,157	$301,157
Bonds	6,676,470	6,714,585	6,689,617	6,903,234
Preferred stocks	5,318	5,972	5,318	6,339
Common stocks, unaffiliated	83,015	83,015	40,332	40,332
Mortgage loans on real estate	787,729	815,648	623,124	664,596
Policy loans	43,836	43,836	42,105	42,105
Interest rate swaps	3,142	(2,279)	6,652	5,194
Credit default swaps	—	118	—	148
Separate account assets	8,410,849	8,406,644	7,691,859	7,699,891

Liabilities
Investment contract liabilities	5,742,922	5,636,246	5,736,925	5,660,293
Separate account annuity liabilities	8,239,242	8,215,877	7,554,758	7,550,836

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

4. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2005
Bonds:
United States Government and agencies	$182,618	$2,893	$774	$1,116	$183,621
State, municipal and other government	179,945	15,948	3,446	305	192,142
Public utilities	560,805	16,091	2,357	3,503	571,036
Industrial and miscellaneous	3,869,758	89,228	20,189	29,052	3,909,745
Mortgage-backed and asset-backed securities	1,883,344	10,555	19,724	16,134	1,858,041

	6,676,470	134,715	46,490	50,110	6,714,585
Redeemable preferred stocks	5,318	707	53	—	5,972

	$6,681,788	$135,422	$46,543	$50,110	$6,720,557

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2004
Bonds:
United States Government and agencies	$190,905	$2,853	$469	$490	$192,799
State, municipal and other government	195,084	15,270	1,413	3,165	205,776
Public utilities	559,145	31,717	509	809	589,544
Industrial and miscellaneous	4,001,349	182,288	3,327	11,273	4,169,037
Mortgage-backed and asset-backed securities	1,743,134	23,969	14,178	6,847	1,746,078

	6,689,617	256,097	19,896	22,584	6,903,234
Redeemable preferred stocks	5,318	1,024	—	3	6,339

	$6,694,935	$257,121	$19,896	$22,587	$6,909,573

At December 31, 2005, the Company held bonds with a carrying value of $6,644 and amortized cost of $9,283 that have an NAIC rating of 6 which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

4. Investments (continued)

At December 31, 2005, for securities that have been in a continuous loss position greater than or equal to twelve months, the Company held 211 securities with a carrying value of $1,003,665 and an unrealized loss of $46,543 with an average price of 95.4 (NAIC market value/amortized cost). Of this portfolio, 92.25% was investment grade with associated unrealized losses of $32,833.

At December 31, 2005, for securities that have been in an unrealized loss position for less than twelve months, the Company held 536 securities with a carrying value of $2,729,270 and an unrealized loss of $50,110 with an average price of 98.2 (NAIC market value/amortized cost). Of this portfolio, 94.1% was investment grade with associated unrealized losses of $43,549.

The Company closely monitors below investment grade holdings and those investment grade issuers and industry sectors where the Company has concerns. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying value. Additionally, financial condition, near-term prospects of the issuer, nationally recognized credit rating changes and cash flow trends and underlying levels of collateral, for asset-backed securities only, are monitored.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds and redeemable preferred stocks with unrealized losses is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2005
Bonds:
United States Government and agencies	$17,841	$92,821	$110,662
State, municipal and other government	8,494	26,975	35,469
Public utilities	58,904	209,406	268,310
Industrial and miscellaneous	513,592	1,368,194	1,881,786
Mortgage and other asset-backed securities	357,233	981,764	1,338,997

	956,064	2,679,160	3,635,224
Redeemable preferred stocks	1,058	—	1,058

	$957,122	$2,679,160	$3,636,282

4. Investments (continued)

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2004
Bonds:
United States Government and agencies	$16,139	$74,448	$90,587
State, municipal and other government	13,585	14,280	27,865
Public utilities	20,669	50,450	71,119
Industrial and miscellaneous	87,318	715,974	803,292
Mortgage and other asset-backed securities	126,185	696,886	823,071

	263,896	1,552,038	1,815,934
Redeemable preferred stocks	—	1,109	1,109

	$263,896	$1,553,147	$1,817,043

The carrying amounts and estimated fair values of bonds at December 31, 2005, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$535,596	$536,942
Due after one year through five years	2,278,938	2,285,491
Due after five years through ten years	1,314,400	1,315,823
Due after ten years	664,192	718,288

	4,793,126	4,856,544
Mortgage-backed and asset-backed securities	1,883,344	1,858,041

	$6,676,470	$6,714,585

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

A detail of net investment income is presented below:

	Year Ended December 31
	2005	2004	2003
Income on bonds and notes	$375,439	$368,224	$377,770
Mortgage loans on real estate	44,412	45,108	37,264
Real estate	—	—	(35)
Dividends on common and preferred stocks	630	622	546
Interest on policy loans	2,668	2,607	1,546
Derivative instruments	7,643	13,795	7,942
Other	9,723	3,650	(50)

Gross investment income	440,515	434,006	424,983

Less investment expenses	19,602	15,578	14,744

Net investment income	$420,913	$418,428	$410,239

Proceeds from sales and maturities of bonds and related gross realized gains and losses were as follows:

	Year Ended December 31
	2005	2004	2003
Proceeds	$3,235,404	$3,747,320	$6,201,778

Gross realized gains	$28,637	$40,825	$133,470
Gross realized losses	(24,203)	(33,904)	(45,314)

Net realized gains	$4,434	$6,921	$88,156

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Gross realized losses include $3,842, $10,774, and $17,443 related to losses recognized on other than temporary declines in market values of bonds for the years ended December 31, 2005, 2004 and 2003, respectively.

At December 31, 2005, investments with an aggregate carrying amount of $3,499 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

4. Investments (continued)

Net realized capital gains (losses) on investments and change in unrealized capital gains and losses are summarized below:

	Realized
	Year Ended December 31
	2005	2004	2003
Bonds	$4,434	$6,921	$88,156
Common stocks	6,257	2,395	4,653
Preferred stocks	50	49	(244)
Cash and short-term investments	—	—	(1)
Mortgage loans on real estate	2,460	—	—
Real estate	—	—	91
Derivative instruments	(6,760)	(28,525)	(44,359)
Other invested assets	1,138	1,412	1,319

	7,579	(17,748)	49,615

Federal income tax effect	(4,795)	(4,753)	(3,097)
Transfer to interest maintenance reserve	(4,392)	(8,019)	(62,935)

Net realized capital losses on investments	$(1,608)	$(30,520)	$(16,419)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Changes in Unrealized
	Year Ended December 31
	2005	2004	2003
Bonds	$(1,717)	$(484)	$13,413
Preferred stocks	—	—	324
Common stocks	2,906	3,477	5,738
Mortgage loans on real estate	—	—	(422)
Derivative instruments	(3,970)	9,170	6
Other invested assets	(2,724)	(3,090)	234

Change in unrealized capital gains/losses	$(5,505)	$9,073	$19,293

Gross unrealized gains (losses) in common stocks were as follows:

	December 31
	2005	2004
Unrealized gains	$14,781	$11,361
Unrealized losses	(533)	(19)

Net unrealized gains	$14,248	$11,342

4. Investments (continued)

During 2005, the Company issued mortgage loans with interest rates ranging from 4.66% to 7.23%. The maximum percentage of any one loan to the value of the underlying real estate at origination was 82%. The Company has a mortgage or deed of trust on the property thereby creating a lien, which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property. As of December 31, 2005, the Company had no mortgage loans with interest more than 180 days overdue.

The recorded investment in restructured securities as of December 31, 2005 and 2004 was $1,417 and $1,752, respectively. There were no capital losses taken as a direct result of restructures in 2005 and 2004. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

There were no investments in loans for which an impairment has been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring, as of December 31, 2005 and 2004. There were no commitments to lend additional funds to debtors owing receivables whose terms have been modified in a troubled debt restructuring for either 2005 or 2004.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2005	2004	2003
Balance at beginning of period	$—	$850	$—
Additions, net charged to operations	400	—	850
Reduction due to write-downs charged against the allowance	400	—	—
Recoveries in amounts previously charged off	—	850	—

Balance at end of period	$—	$—	$850

During 2005, 2004, and 2003, there were no mortgage loans that were foreclosed and transferred to real estate. At December 31, 2005 and 2004, the Company held a mortgage loan loss reserve in the AVR of $5,775 and $5,920, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

4. Investments (continued)

Geographic Distribution			Property Type Distribution
	December 31,			December 31,
	2005	2004		2005	2004
Mountain	22%	15%	Industrial	32%	28%
Pacific	21	21	Office	23	29
South Atlantic	20	26	Retail	20	19
E. North Central	14	17	Apartment	8	6
Mid-Atlantic	9	10	Agricultural	6	8
W. South Central	7	7	Medical	6	6
W. North Central	3	—	Other	5	4
New England	2	3
E. South Central	2	1

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange.

The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values and ease the execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2005 and 2004, the Company had replicated assets with a fair value of $22,557 and $16,273, respectively, and credit default swaps with a fair value of $118 and $148, respectively. During the years ended December 31, 2005, 2004, and 2003, the Company did not recognize any capital losses related to replication transactions.

4. Investments (continued)

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better. At December 31, 2005, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $6,132.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets. At December 31, 2005, the fair value of all contracts, aggregated at a counterparty level, with a negative fair value amounted to $8,412.

For the years ended December 31, 2005 and 2004, the Company recorded unrealized gains (losses) of $5,208 and $(445), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The Company did not recognize any unrealized gains or losses during 2005 or 2004 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

These instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

At December 31, 2005 and 2004, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	December 31
	2005	2004
Derivative securities:
Interest rate swaps:
Receive fixed – pay floating	$694,500	$637,400
Receive floating– pay fixed	126,495	83,724

4. Investments (continued)

Beginning in 2003, the Company utilized futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains or losses. When the contracts are closed, the Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company’s cost basis in the contract. The Company recognized net realized losses from futures contracts in the amount of $9,313, $38,933, and $42,371 for the years ending December 31, 2005, 2004, and 2003, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Open futures contracts at December 31, 2005, and 2004, were as follows:

Number of Contracts	Contract Type	Opening Market Value	Year-End Market Value
December 31, 2005:
440	S&P Futures	$140,277	$138,028

December 31, 2004:
720	S&P Futures	$214,597	$218,466

5. Reinsurance

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

5. Reinsurance (continued)

Premiums earned reflect the following reinsurance assumed and ceded amounts for the years ended December 31:

	Year Ended December 31
	2005	2004	2003
Direct premiums	$2,347,306	$1,909,566	$1,555,246
Reinsurance assumed	829,457	553,981	516,747
Reinsurance ceded	(655,245)	(325,738)	(360,546)

Net premiums earned	$2,521,518	$2,137,809	$1,711,447

Premiums ceded to affiliates for the years ended December 31, 2005, 2004 and 2003 were $419,882, $85,088, and $59,381, respectively. Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2005 and 2004 of $602,620 and $252,957, respectively.

The Company received reinsurance recoveries in the amounts of $308,910, $232,177, and $273,067 during 2005, 2004, and 2003, respectively. At December 31, 2005 and 2004,

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $50,331 and $46,426, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded December 31, 2005 and 2004 of $874,328 and $521,527, respectively.

During 2002, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd. (TIRE), an affiliate of the Company. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $9,953, which was credited directly to unassigned surplus. During 2005, 2004 and 2003, the Company has amortized $995, $996 and $996, respectively, into earnings with a corresponding charge to unassigned surplus.

During 2005, the Company executed novation agreements associated with 18 reinsurance treaties from an affiliated entity, Transamerica International Re (Bermuda) Ltd. As a result of the novations, $181,147 of statutory reserves was assumed. Subsequently, the Company entered into a reinsurance agreement to cede these risks back to Transamerica International Re (Bermuda) Ltd. These transactions occurred with no gain or loss in the statement of operations or capital and surplus.

5. Reinsurance (continued)

Effective December 31, 2004, the Company executed a novation agreement related to six reinsurance treaties from TIRE. As a result of this novation, $15,922 of statutory reserves were assumed. Subsequently, the Company entered into a reinsurance agreement to cede these risks back to TIRE. Both transactions occurred with no gain or loss in the statement of operations or capital and surplus.

During 2001, the Company assumed certain traditional life insurance contracts from Transamerica Occidental Life Insurance Company, an affiliate. The Company recorded goodwill of $14,280 related to this transaction. The related amortization was $1,433 during 2005, 2004 and 2003. The remaining goodwill balance has been non-admitted at December 31, 2005 and 2004.

During 2001, the Company entered into an indemnity reinsurance agreement on an inforce block of business with an unaffiliated company. The net of tax impact of $6,500 related to this transaction has been recorded directly to unassigned surplus. Subsequent to the initial gain, the Company has amortized $1,625 into earnings during 2005, 2004, and 2003 with a corresponding charge to unassigned surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

During 2004, the Company reclassified a universal life reinsurance contract that was previously treated as a funds withheld treaty to a modified coinsurance treaty. This change resulted in $133,178 being reclassified in the 2004 balance sheet and statement of operations. The balance sheet reclassification moved the related liability from funds held under coinsurance and other reinsurance treaties to aggregate reserves for policies and contracts. In the statement of operations, this change increased the reinsurance reserve adjustment with an offsetting amount impacting the increase (decrease) in aggregate reserves for policies and contracts. The transaction did not have any income or capital and surplus impacts.

6. Income Taxes

The components of the net deferred income tax asset are comprised of the following:

	December 31
	2005	2004
Deferred tax components:
Gross deferred income tax assets	$85,649	$89,657
Gross deferred income tax liabilities	(37,244)	(12,759)
Deferred income tax assets nonadmitted	(29,196)	(56,914)

Net deferred income tax asset	$19,209	$19,984

6. Income Taxes (continued)

The components of deferred taxes amounts are as follows:

	December 31
	2005	2004
Deferred income tax assets:
Nonadmitted assets	$12,827	$19,563
Deferred acquisition costs	19,086	22,530
Reserves	31,521	24,037
§197 intangible amortization	11,536	15,410
Unrealized capital losses	7,145	6,145
Other	3,534	1,972

Total deferred income tax assets	$85,649	$89,657

Deferred income tax assets - nonadmitted	$29,196	$56,914

Deferred income tax liabilities:
Section 807(f) adjustments	$3,852	$440
Reinsurance transactions	2,508	3,010
Unrealized capital gains	26,149	8,691
Derivatives	3,142	—
Other	1,593	618

Total deferred income tax liabilities	$37,244	$12,759

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The change in net deferred income tax assets and deferred income tax assets nonadmitted are as follows:

	Year Ended December 31
	2005	2004	2003
Change in net deferred income tax asset	$(28,493)	$(6,924)	$(31,063)
Change in deferred income tax assets – nonadmitted	(27,718)	(2,428)	(13,144)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

6. Income Taxes (continued)

	Year Ended December 31
	2005	2004	2003
Income tax expense (benefit) computed at the federal statutory rate (35%)	$52,582	$44,132	$34,940
§197 intangibles	(3,875)	(3,875)	(3,875)
Amortization of IMR	(5,020)	(4,719)	(4,069)
Deferred acquisition costs – tax basis	(1,804)	68	(3,253)
Dividends received deduction	(3,191)	(3,147)	(3,265)
Investment income items	(2,900)	(12,966)	(15,651)
Low income housing credits	(1,730)	(1,723)	(1,572)
Prior year over accrual	(3,446)	(4,486)	(2,000)
Reinsurance transactions	(917)	(917)	(917)
Tax reserve valuation	3,209	3,219	1,771
All other adjustments	(988)	663	3,356

Federal income tax expense	$31,920	$16,249	$5,465

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carry forwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

Income taxes incurred during 2005, 2004 and 2003 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $282,388, $280,054, and $199,850, respectively.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as “the policyholders’ surplus account”. Due to United States tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the policyholder surplus account balance on a tax free basis. During 2005, the Company made a distribution from the policyholder surplus account which reduced its balance at December 31, 2005 to $0 ($2,427 at December 31, 2004).

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

6. Income Taxes (continued)

The Company’s federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 2000. The examination for 2001 through 2003 is complete and an examination is underway for 2004. The Company believes the ultimate settlement of open tax years will not be material to the Company’s financial position.

7. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2005		2004
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal with market value adjustment	$1,160,651	9%	$1,168,413	9%
Subject to discretionary withdrawal at book value less surrender charge	1,163,511	8	1,374,814	10
Subject to discretionary withdrawal at market value	4,510,614	32	4,440,258	33
Subject to discretionary withdrawal at book value (minimal or no charges or adjustments)	3,332,976	23	3,135,346	23
Not subject to discretionary withdrawal	4,069,340	28	3,414,285	25

	14,237,092	100%	13,533,116	100%

Less reinsurance ceded	1,610		1,541

Net policy reserves on annuities and deposit fund liabilities	$14,235,482		$13,531,575

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

7. Policy and Contract Attributes (continued)

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2005 and 2004 is as follows:

	Non-indexed Guaranteed Less than 4%	Non-guaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2005	$944,357	$650,588	$1,594,945

Reserves at December 31, 2005 for separate accounts with assets at:
Fair value	$2,167,693	$4,263,252	$6,430,945
Amortized cost	1,842,561	—	1,842,561

Total	$4,010,254	$4,263,252	$8,273,506

Reserves for separate accounts by withdrawal characteristics at December 31, 2005:
Subject to discretionary withdrawal:
With market value adjustment	$307,854	$—	$307,854
At book value without market value adjustment and with current surrender charge of 5% or more	75,734	—	75,734
At fair value	281,625	4,263,252	4,544,877
At book value without market value adjustment and with current surrender charge of less than 5%	103,895	—	103,895

Subtotal	769,108	4,263,252	5,032,360
Not subject to discretionary withdrawal	3,241,145	—	3,241,145

Total separate account liabilities at December 31, 2005	$4,010,254	$4,263,252	$8,273,505

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

7. Policy and Contract Attributes (continued)

	Non-indexed Guaranteed Less than 4%	Non-guaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2004	$501,942	$726,092	$1,228,034

Reserves at December 31, 2004 for separate accounts with assets at:
Fair value	$2,166,032	$4,234,565	$6,400,597
Amortized cost	1,180,553	—	1,180,553

Total	$3,346,585	$4,234,565	$7,581,150

Reserves for separate accounts by withdrawal characteristics at December 31, 2004:
Subject to discretionary withdrawal:
With market value adjustment	$325,476	$—	$325,476
At book value without market value adjustment and with current surrender charge of 5% or more	129,145	—	129,145
At fair value	230,742	4,234,564	4,465,306
At book value without market value adjustment and with current surrender charge of less than 5%	64,185	—	64,185

Subtotal	749,547	4,234,564	4,984,111
Not subject to discretionary withdrawal	2,597,039	—	2,597,039

Total separate account liabilities at December 31, 2004	$3,346,585	$4,234,564	$7,581,150

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2005	2004	2003
Transfers as reported in the summary of operations of the separate accounts annual statement:
Transfers to separate accounts	$1,594,964	$1,232,466	$999,208
Transfers from separate accounts	(1,198,946)	(1,143,832)	(965,369)

Net transfers to separate accounts	396,018	88,634	33,839

Other adjustments	17	832	762

Net transfers as set forth herein	$396,035	$89,466	$34,601

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

7. Policy and Contract Attributes (continued)

At December 31, 2005 and 2004, the Company had variable annuities with guaranteed living benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2005	Guaranteed Minimum Withdrawal Benefit	$11,702,976	$59,582	$—
2004	Guaranteed Minimum Withdrawal Benefit	$11,429,295	$34,897	$—

For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

At December 31, 2005 and 2004, the Company had variable annuities with guaranteed death benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2005	Guaranteed Minimum Death Benefit	$1,969,639	$5,211	$1,610
2004	Guaranteed Minimum Death Benefit	$2,009,240	$5,732	$1,541

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

7. Policy and Contract Attributes (continued)

Reserves on the Company’s traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2005 and 2004, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net
December 31, 2005
Life and annuity:
Ordinary direct first year business	$3,305	$709	$2,596
Ordinary direct renewal business	169,448	1,210	168,238
Group life direct business	425	162	263
Reinsurance ceded	(59,264)	—	(59,264)

	113,914	2,081	111,833

Accident and health:
Direct	2,682	—	2,682
Reinsurance ceded	(1,110)	—	(1,110)

Total accident and health	1,572	—	1,572

	$115,486	$2,081	$113,405

	Gross	Loading	Net
December 31, 2004
Life and annuity:
Ordinary direct first year business	$2,004	$664	$1,340
Ordinary direct renewal business	141,521	1,677	139,844
Group life direct business	523	201	322
Credit life	130	—	130
Reinsurance ceded	(20,878)	—	(20,878)

Total life and annuity	123,300	2,542	120,758
Accident and health:
Direct	3,996	—	3,996
Reinsurance ceded	(2,428)	—	(2,428)

Total accident and health	1,568	—	1,568

	$124,868	$2,542	$122,326

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

7. Policy and Contract Attributes (continued)

At December 31, 2005 and 2004, the Company had insurance in force aggregating $101,727,869 and $51,982,204, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $111,615 and $53,228 to cover these deficiencies at December 31, 2005 and 2004, respectively.

8. Capital and Surplus

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2005, the Company meets the RBC requirements.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2006, without prior regulatory approval, is $79,960.

The Company held special surplus funds in the amount of $2,006 and $1,274, as of December 31, 2005 and 2004, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities. The Company also held special surplus funds in the amount of $1,520 as of December 31, 2005 and 2004, which was segregated for additional group life contingencies.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

9. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair market value of the loaned securities as of the transaction date. The counterparty is mandated to deliver additional collateral if the fair value of the collateral is at any time less than 100% of the fair value of the loaned securities. This additional collateral, along with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned securities. The agreement does not allow rehypothication of collateral by any party involved but does allow cash collateral to be invested in reverse repurchase agreements. At December 31, 2005 and 2004, respectively, securities in the amount of $460,202 and $541,503 were on loan under security lending agreements.

10. Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards (SFAS) No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. The Company’s allocation of pension expense for each of the years ended December 31, 2005, 2004, and 2003 was $6, $14 and $11, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary.

Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Benefits expense of $5, $10 and $7 were allocated for the years ended December 31, 2005, 2004 and 2003, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

10. Retirement and Compensation Plans (continued)

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was negligible for each of the years ended December 31, 2005, 2004, and 2003.

11. Related Party Transactions

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company’s parent as needed.

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2005, 2004, and 2003, the Company paid $22,416, $20,517, and $11,648, respectively, for these services, which approximates their costs to the affiliates.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2005, 2004, and 2003, the Company paid net interest of $688, $210, and $281, respectively, to affiliates. At December 31, 2005 and 2004, the Company reported payables due to parent, subsidiary and affiliated companies of $10,584 and $92,878, respectively.

No capital contributions were received in 2003, 2004 and 2005.

On October 13, 2005, the Company paid a common stock dividend of $4,370 and $630 to its Parent Companies, AEGON USA, Inc. and Transamerica Occidental Life Insurance Company, respectively. The Company did not pay a common stock dividend to its Parent Companies in 2004.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

12. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2005 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain
Bonds:
NAIC 3	1	$1,990	$2,210	$190
Preferred Stock:
NAIC P3	1	$80	$81	$1

13. Commitments and Contingencies

The Company has issued Trust (synthetic) GIC contracts to plan sponsors totaling $109,585 and $92,144 at December 31, 2005 and 2004, respectively, pursuant to terms under which the plan sponsor retains ownership of the assets related to these contracts. The Company guarantees benefit responsiveness in the event that plan benefit requests and other contractual commitments exceed plan cash flows. The plan sponsor agrees to reimburse the Company for such benefit payments with interest, either at a fixed or floating rate, from future plan and asset cash flows. In return for this guarantee, the Company receives a premium which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material effect on reported financial results. The assets relating to such contracts are not recognized in the Company’s statutory-basis financial statements. A contract reserve of $1,000 at December 31, 2005 and 2004 has been established for the possibility of unexpected benefit payments at below market interest rates.

The Company has contingent commitments for $13,413 and $18,207 at December 31, 2005 and 2004, respectively, for joint ventures, partnerships and limited liability companies.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The Company may pledge assets as collateral for derivative transactions. At December 31, 2005, the Company has pledged invested assets with a carrying value and market value of $25,130 and $25,772, respectively, in conjunction with these transactions.

13. Commitments and Contingencies (continued)

At December 31, 2005 and 2004, the net amount of securities being acquired (sold) on a “to be announced” (TBA) basis was $(966) and $111,483, respectively.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The guaranty fund credit was $(672), $(498), and $(469), for the years ended December 31, 2005, 2004, and 2003, respectively.

14. Managing General Agents

For the year ended December 31, 2005, the Company had $30,453 of direct premiums written by The Vanguard Group, Inc. For the years ending December 31, 2004 and 2003, the Company had $38,182 and $22,609, respectively, of direct premiums written by managing general agents.

15. September 11 Events

The Company’s gross exposure from the events of September 11, 2001, is $52,090, of which $38,541 is covered by reinsurance resulting in a net exposure of $13,549.

Statutory-Basis Financial

Statement Schedules

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2005

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$182,652	$183,657	$182,652
States, municipalities and political subdivisions	169,034	166,768	169,034
Foreign governments	144,896	156,964	144,896
Public utilities	560,805	571,036	560,805
All other corporate bonds	5,619,083	5,636,160	5,619,083
Preferred stock	5,318	5,972	5,318

Total fixed maturities	6,681,788	6,720,557	6,681,788

Equity securities
Common stocks (unaffiliated):
Industrial, miscellaneous and all other	68,912	83,015	83,015

Total equity securities	68,912	83,015	83,015

Mortgage loans on real estate	787,729		787,729
Policy loans	43,836		43,836
Other invested assets	34,448		34,448
Cash and short-term investments	161,703		161,703

Total investments	$7,778,426		$7,792,529

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and other than temporary impairments and adjusted for amortization of premiums or accrual of discounts.

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses	Premiums Written
Year ended December 31, 2005
Individual life	$846,139	$—	$87,428	$239,326	$56,163	$237,642	$146,236
Individual health	15,348	3,967	8,489	32,907	1,695	21,073	12,815	$32,916
Group life and health	15,357	1,279	5,366	35,676	1,280	21,698	6,716	35,746
Annuity	5,715,721	—	467	2,213,609	361,775	2,054,337	477,001

	$6,592,565	$5,246	$101,750	$2,521,518	$420,913	$2,334,750	$642,768

Year ended December 31, 2004
Individual life	$815,657	$—	$84,891	$289,398	$49,571	$393,021	$123,577
Individual health	14,727	4,079	9,324	30,820	1,773	19,969	11,534	$30,995
Group life and health	13,184	1,384	5,690	33,964	1,255	21,716	9,012	33,993
Annuity	5,764,854	—	—	1,783,627	365,829	1,946,710	171,101

	$6,608,422	$5,463	$99,905	$2,137,809	$418,428	$2,381,416	$315,224

Year ended December 31, 2003
Individual life	$630,209	$—	$45,263	$217,664	$42,546	$173,809	$99,941
Individual health	15,995	3,912	9,006	31,377	1,702	24,606	13,379	$31,647
Group life and health	11,676	1,326	7,103	21,070	879	22,602	15,640	30,061
Annuity	5,727,948	—	—	1,441,336	365,112	1,640,232	135,405

	$6,385,828	$5,238	$61,372	$1,711,447	$410,239	$1,861,249	$264,365

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2005
Life insurance in force	$9,365,627	$191,301,724	$266,564,177	$84,628,080	315%

Premiums:
Individual life	$87,356	$652,454	$804,424	$239,326	336%
Individual health	32,916	303	294	32,907	1
Group life and health	35,746	1,880	1,810	35,676	5
Annuity	2,191,288	608	22,929	2,213,609	1

	$2,347,306	$655,245	$829,457	$2,521,518	33%

Year ended December 31, 2004
Life insurance in force	$8,093,493	$147,862,825	$223,766,784	$83,997,452	266%

Premiums:
Individual life	$82,019	$314,064	$521,443	$289,398	180%
Individual health	30,994	510	336	30,820	1
Group life and health	33,993	10,492	10,463	33,964	31
Annuity	1,762,560	672	21,739	1,783,627	1

	$1,909,566	$325,738	$553,981	$2,137,809	26%

Year ended December 31, 2003
Life insurance in force	$7,018,269	$132,228,007	$207,421,430	$82,211,692	252%

Premiums:
Individual life	$64,857	$296,361	$449,168	$217,664	206%
Individual health	31,647	659	389	31,377	1
Group life and health	30,061	62,482	53,491	21,070	254
Annuity	1,428,681	1,044	13,699	1,441,336	1

	$1,555,246	$360,546	$516,747	$1,711,447	30%

PART C - OTHER INFORMATION

Item 26.	Exhibits

(a)	Resolution of the Board of Directors of Transamerica establishing the separate account (1)
(b)	Not Applicable
(c)	Distribution of Policies

(i)	Master Service and Distribution Compliance Agreement (2)
(ii)	Amendment to Master Service and Distribution Compliance Agreement (3)
(iii)	Form of Broker/Dealer Supervisory and Service Agreement (3)
(iv)	Principal Underwriting Agreement (3)
(v)	First Amendment to Principal Underwriting Agreement (3)
(d)	(i)	Specimen Flexible Premium Variable Life Insurance Policy (13)
(ii)	Children’s Insurance Rider (6)
(iii)	Disability Waiver of Monthly Deductions Rider (13)
(iv)	Accidental Death Benefit Rider (13)
(v)	Primary Insured Rider Plus (13)
(vi)	Other Insured Rider (13)
(vii)	Terminal Illness Accelerated Death Benefit Rider (6)

(viii)Endorsement – Asset Rebalancing (6)

(ix)	Endorsement – Dollar Cost Averaging (13)
(x)	Disability Waiver of Premium Rider (13)
(xi)	Inflation Fighter Rider Level Premium (13)

(xii) Insurance on Minors Endorsement (13)

(e)	Application for Flexible Premium Variable Life Insurance Policy (13)
(f)	(i)	Certificate of Incorporation of AUSA Life (1)
(ii)	Amended and Restated By-Laws of AUSA Life (1)
(g)	Reinsurance Contracts
(i)

Reinsurance Treaty dated May 1, 1999 Among AUSA Life, Phoenix Home Life Mutual Insurance Company, Swiss Re Life & Health America, Inc., The Lincoln National Life Insurance Company and Transamerica Occidental Life Insurance Company and Amendments Thereto (11)

(h)	(i) Participation Agreement Among AUSA Life Insurance Company, Inc., Western Reserve Life Assurance Co. of Ohio and WRL Series Fund, Inc. (7)
(ii)	Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (4)
(iii)	Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (4)
(iv)	Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (4)
(v)	Second Amendment to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (5)
(vi)	Second Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (5)
(vii)	Second Amendment to Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (5)

(viii)Third Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated July 2, 2001 (8)

(ix)	Amendment No. 4 to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Transamerica dated May 1, 2004 (14)
(x)	Fifth Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Transamerica dated July 1, 2004 (14)

(xi) Amendment No. 30 to Participation Agreement Among AEGON/Transamerica Series Fund, Inc. and Transamerica and other AEGON affiliated Companies dated June 10, 2004 (15)

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(xii) Amendment No. 31 to Participation Agreement Among AEGON/Transamerica Series Fund, Inc. and Transamerica and other AEGON affiliated Companies dated October 22, 2004 (15)

(xiii) Amendment No. 32 to Participation Agreement Among AEGON/Transamerica Series Trust and Transamerica and other AEGON Affiliated Companies dated May 1, 2005 (16)

(xiv) Amendment No. 33 to Participation Agreement Among AEGON/Transamerica Series Trust and Transamerica and other AEGON Affiliated Companies dated September 1, 2005 (16)


(i) Not Applicable
(j) Not Applicable

(k)	Opinion and Consent of Robert F. Colby, Esq. as to Legality of Securities Being Registered

(l) Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities

Being Registered
(m)	Sample Hypothetical Illustration (12)
(n)	Other Opinions:
(i) Written Consent of Sutherland Asbill & Brennan LLP
(ii) Written Consent of Ernst & Young LLP
(o)	Not Applicable

(p)	Not Applicable
(q)	Memorandum describing issuance, transfer and redemption procedures (14)
(r)	(i) Powers of Attorney (9)(10)
(ii)	Peter Kunkel (13)
Ronald F. Mosher (13)
Mark W. Mullin (13)
(iii)	Joseph P. Carusone (15)
James P. Larkin (15)

_____________________________________

(1)	This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form S-6 Registration Statement dated October 20, 1997 (File No. 33-86696) and is incorporated herein by reference.
(2)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.
(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
(4)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form S-6 Registration Statement dated April 18, 2001 (File No. 333-38343) and is incorporated herein by reference.
(5)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated May 25, 2001 (File No. 333-61654) and is incorporated herein by reference.
(6)	This exhibit was previously filed on Initial Registration Statement to Form S-6 Registration Statement dated October 21, 1997 (File No. 333-38343) and is incorporated herein by reference.
(7)	This exhibit was previously filed on Pre-Effective Amendment No. 3 to Form S-6 Registration Statement dated June 23, 1998 (File No. 33-86696) and is incorporated herein by reference.
(8)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated July 13, 2001 (File No. 333-61654) and is incorporated herein by reference.
(9)	This exhibit was previously filed on Initial Registration Statement to Form N-4 Registration Statement dated June 18, 2001 (File No. 333-63218) and is incorporated herein by reference.
(10)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form S-6 Registration Statement dated April 17, 2002 (File No. 333-61654) and is incorporated herein by reference.
(11)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated February 20, 2003 (File No. 333-61654) and is incorporated herein by reference.

(12)	This exhibit was previously filed on the Initial Registration Statement on Form N-6 Registration Statement dated November 7, 2003 (File No. 333-110315) and is incorporated herein by reference.
(13)	This exhibit was previously filed on the Initial Registration Statement on Form N-6 Registration Statement dated March 10, 2004 (File No. 333-113442) and is incorporated herein by reference.
(14)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated July 14, 2004 (File No. 333-113442) and is incorporated herein by reference.
(15)	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form N-6 Registration Statement dated April 14, 2005 (File No. 333-61654) and is incorporated herein by reference.

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(16)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 13, 2006 (File No. 333-61654) and is incorporated herein by reference.




Item 27.	Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Mark W. Mullin	(1)	Chairman of the Board and President
William Brown, Jr.	(3)	Director
Peter Kunkel	(1)	Director
William L. Busler	(2)	Director and Senior Vice President
Steven E. Frushtick	(4)	Director
James P. Larkin	(1)	Director
Peter P. Post	(5)	Director
Cor H. Verhagen	(6)	Director
E. Kirby Warren	(7)	Director
Colette F. Vargas	(1)	Director and Chief Actuary
Joseph P. Carusone	(1)	Director
Robert F. Colby	(1)	Director, Vice President, Assistant Secretary and Counsel
Ronald F. Mosher	(8)	Director
Brenda Clancy	(2)	Treasurer
(1)	4 Manhattanville Road, Purchase, New York 10577
(2)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
(3)	14 Windward Avenue, White Plains, New York 10605
(4)	500 Fifth Avenue, New York, New York 10110
(5)	415 Madison Avenue, New York, New York 10017
(6)	51 JFK Parkway, Shorthills, New Jersey 07078
(7)	P.O. Box 146, Laurel Road, Tuxedo Park, New York 10987
(8)	54 Coronado Pointe, Laguna Niguel, California 92677

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON N.V.	Netherlands	22.23% of Vereniging AEGON Netherlands Membership Association	Holding Company
AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding Company
AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding Company
AEGON Derivatives B.V.	Netherlands	100% AEGON N.V.	Holding Company

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Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON International N.V.	Netherlands	100% AEGON N.V.	Holding Company
The AEGON Trust Voting Trust Trustees: Donald J. Shepard Joseph B.M. Streppel Alexander R. Wynaendts Craig D. Vermie	Delaware		Voting Trust
AEGON U.S. Holding Corporation	Delaware	225 shares of Series A Preferred Stock owned by Scottish Equitable Finance Limited	Holding company
AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
Canadian Premier Holdings Ltd	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Insurance Company
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance
Cornerstone International Holdings Ltd	United Kingdom	100% AEGON DMS Holding B.V.	Holding company
Stonebridge International Marketing Ltd	United Kingdom	100% Cornerstone International Holding, Ltd.	Marketing company
Stonebridge International Insurance Ltd	United Kingdom	100% Cornerstone International Holdings, Ltd.	Insurance company
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Insurance Agent
COPRA Reinsurance Company	New York	100% AEGON U.S. Holding Corporation	Reinsurance
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Insurance holding company



Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON U.S. Corporation	Iowa	100% AEGON U.S. Holding Corporation owns 10,024 shares (75.58%); AEGON USA, Inc. owns 3,238 shares (24.42%)	Holding company
Transamerica Corporation and subsidiaries (“TAC”)	Delaware	100% AEGON NV	Major interest in insurance and finance
AEGON USA, Inc.	Iowa	AEGON U.S. Holding Corporation; AEGON U.S. Corporation	Holding company
RCC North America, LLC	Delaware	100% AEGON USA, Inc.	Real estate
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, Inc.	Holding Company
AEGON Funding Corp.	Delaware	100% Transamerica Holding Corporation LLC	Issue debt securities-net proceeds used to make loans to affiliates
First AUSA Life Insurance Company	Maryland	100% Transamerica Holding Company LLC	Insurance holding company
Transamerica Financial Life Insurance Company	New York	First AUSA Life Insurance Company and Transamerica Occidental Life Insurance Company	Insurance
Life Investors Insurance Company of America	Iowa	50% First AUSA Life Ins. Company and 50% AUSA Life Insurance Company	Insurance
Apple Partners of Iowa LLC	Iowa	58.13% Monumental Life Insurance Company: 41.87 Peoples Benefit Life Insurance Company	Apple production, packing, storage and sales
Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities
Transamerica Life Insurance Company	Iowa	Transamerica Holding Company LLC and Transamerica Life Insurance and Annuity Company	Insurance



Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
Transamerica Financial Institutions, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life insurance and underwriting services
Southwest Equity Life Ins. Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company	Insurance
Iowa Fidelity Life Insurance Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company	Insurance
Western Reserve Life Assurance Co. of Ohio	Ohio	100% First AUSA Life Ins. Company	Insurance
WRL Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance Agency
WRL Insurance Agency of Massachusetts, Inc.	Massachusetts	100% WRL Insurance Agency, Inc.	Insurance Agency
WRL Insurance Agency of Wyoming	Wyoming	100% WRL Insurance Agency, Inc.	Insurance Agency

AEGON/Transamerica Fund Advisors, Inc.	Florida	77% WRL, 23% AUSA Holding Company	Investment Adviser
AEGON/Transamerica Series Trust	Maryland	Various	Mutual Fund
AEGON/Transamerica Fund Services, Inc.	Florida	56% AUSA Holding Company and 44% WRL	Shareholder services

Transamerica IDEX Mutual Funds	Massachusetts	100% WRL	Mutual Fund

Transamerica Income Shares, Inc.	Maryland	100% WRL	Mutual Fund


World Financial Group Insurance Agency, Inc.	California	100% WRL	Insurance agency


Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance Agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance Agency
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance Agency
World Financial Group Insurance Agency of Wyoming	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance Agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance
WFG Property & Casualty Insurance Agency of Alabama, Inc.	Alabama	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance
WFG Property & Casualty Insurance Agency of Mississippi, Inc.	Mississippi	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WRL Insurance Agency, Inc.	California	100% WRL	Insurance Agency

WRL Insurance Agency of Wyoming, Inc.	Wyoming	100% WRL	Insurance Agency

Monumental General Casualty Co.	Maryland	100% First AUSA Life Ins. Company	Insurance
United Financial Services, Inc.	Maryland	100% First AUSA Life Ins. Company	General agency
Bankers Financial Life Ins. Co.	Arizona	100% First AUSA Life Ins. Company	Insurance


Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
The Whitestone Corporation	Maryland	100% First AUSA Life Ins. Company	Insurance agency
Cadet Holding Corp.	Iowa	100% First AUSA Life Insurance Company	Holding company
Monumental General Life Insurance Company of Puerto Rico	Puerto Rico	51% First AUSA Life Insurance Company 49% Baldrich & Associates of Puerto Rico	Insurance
AUSA Holding Company	Maryland	100% Transamerica Holding Company, L.L.C.	Holding company
AEGON USA Investment Management, Inc.	Iowa	100% AUSA Holding Company	Investment Adviser
AEGON USA Securities, Inc.	Iowa	100% Transamerica Holding Company, L.L.C.	Broker-Dealer
Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Company.	Holding company
Trip Mate Insurance Agency, Inc.	Kansas	100% Monumental General Insurance Group, Inc.	Sale/admin. of travel insurance
Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management srvcs. to unaffiliated third party administrator
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
Monumental General Mass Marketing, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverages
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Provider of automobile extended maintenance contracts
Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company


Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
ADB Corporation, L.L.C.	Delaware	100% Money Services, Inc.	Special purpose limited Liability company
ORBA Insurance Services, Inc.	California	40.15% Money Services, Inc.	Insurance agency
Great Companies L.L.C.	Iowa	47.50% Money Services, Inc., 26.25% by Jim Huguet and 26.25% by John Kenney	Markets & sells mutual funds & individually managed accounts
AEGON USA Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and Conference Services
Roundit, Inc.	Maryland	50% AUSA Holding Co.	Financial services
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Broker-Dealer
ZCI, Inc.	Alabama	100% Zahorik Company, Inc.	Insurance agency
Zahorik Texas, Inc.	Texas	100% Zahorik Company, Inc.	Insurance agency
Long, Miller & Associates, L.L.C.	California	33-1/3% AUSA Holding Co.	Insurance agency
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-Dealer
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Principal Underwriter


Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
George Beram & Company, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency
Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Insurance agency
AEGON USA Investment Management, LLC.	Iowa	100% Transamerica Holding Corporation LLC	Investment advisor
AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co.	Provides real estate administrative and real estate investment services
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
QSC Holding, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and financial software production and sales
Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc	Information Systems for real estate investment management
Commonwealth General Corporation and subsidiaries	Delaware	100% AEGON U.S. Corporation	Holding company
Veterans Life Insurance Co.	Illinois	100% Transamerica Holding Company LLC	Insurance company
Peoples Benefit Services, Inc.	Pennsylvania	100% Veterans Life Ins. Co.	Special-purpose subsidiary

Item 29.	Indemnification

Provisions exist under the New York Law, the Articles of Incorporation of Transamerica and the Amended and Restated By-Laws of Transamerica whereby Transamerica may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

New York Business Corporation Law

Section 722.	Authorization for indemnification of directors and officers

(a)           A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b)           The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c)           A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, this testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnify for such portion of the settlement amount and expenses as the court deems proper.

(d)           For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

Amended and Restated Bylaws

ARTICLE II

DIRECTORS AND THEIR MEETINGS

SEC. 7.   Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties. The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter of controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct. The amount to be paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law. Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

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(a)

AFSG Securities Corporation (“AFSG”) is the principal underwriter for the Policies. AFSG currently serves as principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA L, Separate Account VL A, Separate Account, Separate Account VUL-A, Separate Account VA K, Separate Account VA P, Separate Account VA Q, Transamerica Corporate Separate Account Sixteen, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA-1, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, and Separate Account VL A of Transamerica Life Insurance Company; the Separate Account VA QNY, Separate Account VA BNY, TFLIC Separate Account C, TFLIC Series Life Account, TFLIC Series Annuity Account, TFLIC Separate Account VNY, Separate Account VA WNY and Separate Account VA-2LNY of Transamerica Life Insurance Company; the Separate Account I, Separate Account II and Separate Account V of Peoples Benefit Life Insurance Company; the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and WRL Series Life Corporate Account of Western Reserve Life Assurance Co. of Ohio; Separate Account VA-2L, Transamerica Occidental Life Separate Account VUL-3, Separate Account VA 5, and Separate Account VA H, of Transamerica Occidental Life Insurance Company; AEGON/Transamerica Series Trust; Transamerica IDEX Mutual Funds; and Transamerica Investors, Inc.


                  (b)Directors and Officers of AFSG

Name	Principal Business Address	Position and Offices with Underwriter
Larry N. Norman	(1)	Director and President
Philip S. Eckman	(3)	Director
Paula G. Nelson	(3)	Director
Lisa A. Wachendorf	(1)	Vice President and Chief Compliance Officer
John K. Carter	(2)	Vice President
Frank A. Camp	(1)	Secretary
Mike Massrock	(2)	Vice President
Kyle Keelan	(2)	Vice President
Priscilla I. Hechler	(2)	Assistant Vice President and Assistant Secretary
Linda Gilmer	(1)	Controller and Treasurer, Financial and Operations Principal
Darin D. Smith	(1)	Vice President and Assistant Secretary
Teresa L. Stolba	(1)	Assistant Compliance Officer
Carol Sterlacci	(2)	Assistant Controller and Treasurer
Emily M. Bates	(3)	Assistant Treasurer
Clifton W. Flenniken, III	(4)	Assistant Treasurer

_____________

(1)	4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001
(2)	570 Carillon Parkway, St. Petersburg, FL 33716-1202
(3)	600 S. Highway 169, Suite 1800, Minneapolis, MN 55426
(4)	1111 North Charles Street, Baltimore, Maryland 21201

(c)	Compensation to Principal Underwriter

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Commissions


AFSG Securities Corporation	0	0	$2,696,946 (1)	0
	0	0	$2,434,520 (2)	0
	0	0	$2,129,231 (3)	0
(1)	fiscal year 2005
(2)	fiscal year 2004
(3)	fiscal year 2003


Item 31.        Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica at, 4 Manhattanville Road, Purchase, New York 10577, 4800 140th Avenue North, Clearwater, Florida 33762, or 12855 Starkey Road, Largo, Florida 33773.

Item 32.	Management Services

Not Applicable

Item 33.	Undertakings

Transamerica hereby represents that the fees and charges deducted under the TFLIC Freedom Elite Builder II Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable life policies may be accepted.

Registrant furthermore agrees to include either as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-6 promptly upon written or oral request.

SIGNATURES

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Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, TFLIC Series Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 14th day of April, 2006.


TFLIC SERIES LIFE ACCOUNT
Registrant

By: /s/ Mark W. Mullin

Mark W. Mullin
Chairman of the Board and President*

TRANSAMERICA FINANCIAL LIFE

INSURANCE COMPANY
Depositor

By: /s/ Mark W. Mullin

Mark W. Mullin

Chairman of the Board and President* of Transamerica Financial Life Insurance Company

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Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

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Signature and Title	DATE

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/s/ Mark W. Mullin	April 14, 2006

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Mark W. Mullin

Chairman of the Board and President*

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/s/ William Brown, Jr.	April 14, 2006

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William Brown, Jr., Director*

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/s/ William L. Busler	April 14, 2006

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William L. Busler, Director and Senior

Vice President*

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/s/ Peter Kunkel	April 14, 2006

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Peter Kunkel, Director*

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/s/ Ronald F. Mosher	April 14, 2006

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Ronald F. Mosher, Director*

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/s/ Steven E. Frushtick	April 14, 2006

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Steven E. Frushtick, Director*

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/s/ James P. Larkin	April 14, 2006

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James P. Larkin, Director*

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/s/ Peter P. Post	April 14, 2006

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Peter P. Post, Director*

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/s/ Cor H. Verhagen	April 14, 2006

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Cor H. Verhagen, Director*

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/s/ E. Kirby Warren	April 14, 2006

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E. Kirby Warren, Director*

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/s/ Colette F. Vargas	April 14, 2006

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Colette F. Vargas, Director

and Chief Actuary*

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/s/ Joseph P. Carusone	April 14, 2006

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Joseph P. Carusone, Director*

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/s/ Robert F. Colby	April 14, 2006

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Robert F. Colby, Director, Vice

President, Assistant Secretary and Counsel*

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/s/ Brenda Clancy	April 14, 2006

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Brenda Clancy, Treasurer*

/s/ Priscilla I. Hechler

* Signed by Priscilla I. Hechler

as Attorney-In-Fact

Exhibit Index

Exhibit	Description
No.	of Exhibit

26(k)	Opinion and Consent of Robert F. Colby, Esq. as to Legality of Securities Being Registered

26(l)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered

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26(n)(ii)	Written Consent of Ernst & Young LLP